UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2006

Date of reporting period:    February 28, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


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SEMI-ANNUAL REPORT
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AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy
Balanced Wealth Strategy
Wealth Preservation Strategy


Semi-Annual Report


February 28, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



April 18, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the "Strategies") for the semi-annual reporting period ended February 28, 2006. As of May 20, 2005, the Strategies invest in a combination of portfolios of the AllianceBernstein Pooling Portfolios ("Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the "Adviser").

AllianceBernstein Wealth Appreciation Strategy
Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy seeks to achieve long-term growth of capital by investing in portfolios of equity securities. The Strategy is designed for investors who seek equity returns without regard to taxes but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted blend is an equal weighting of portfolios that invest in growth and value stocks (50% each), with approximately 70% of each in portfolios that invest primarily in U.S. companies and 30% in portfolios that invest primarily in non-U.S. companies. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Strategy can also selectively invest in portfolios that invest primarily in real estate investment trusts (REITs), which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

AllianceBernstein Balanced Wealth Strategy
Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy is designed for investors who seek a moderate tilt toward equity returns without regard to taxes but also want risk diversification offered by debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted weighting is 60% in portfolios that invest primarily in equity and 40% in portfolios that invest primarily in debt securities. The Strategy's targeted equity blend is an equal weighting of portfolios that invest primarily in growth and value stocks (50% each), with approximately 70% of each investing in portfolios primarily composed of U.S. companies and 30% in portfolios investing primarily in non-U.S. companies. The Strategy's fixed-income portfolios will primarily be investment grade, but may include high yield ("junk bonds") and preferred stock. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Strategy can also selectively invest in portfolios of REITs, which often provide attractive income yet historically have had a low correlation to the other asset classes that can make up the portfolio.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 1


AllianceBernstein Wealth Preservation Strategy
Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy is designed for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Normally, the Strategy's targeted weighting is 70% in portfolios that invest primarily in debt securities and 30% in portfolios that invest in equity securities. The Strategy's targeted equity blend is an equal weighting of portfolios that invest in growth and value stocks (50% each), with approximately 70% of each investing in portfolios primarily composed of U.S. companies and 30% in portfolios investing primarily in non-U.S. companies. The Strategy's fixed-income portfolios will be investment grade. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy can also invest in portfolios of REITs, which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

Investment Results

The tables on pages 6-8 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended February 28, 2006. Each Strategy's balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Lehman Brothers (LB) U.S. Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB U.S. Aggregate Index.

AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy all outperformed their respective balanced benchmarks for both the six- and 12-month periods ended February 28, 2006.

The Strategies' approach of seeking return in not only the U.S. equity market, but also in the international equity markets, contributed significantly to the performance of each of the Strategies, as international stocks substantially outperformed U.S. stocks. While the S&P 500 Stock Index gained 8.39% for the 12-month period, the international markets, as represented by the MSCI EAFE Index, gained 17.41%. The Strategies' performance was also enhanced by investments in REITs, as REITs returned 16.49% for the six-month period and 29.04% for the 12-month period, measured by the European Public Real Estate Association/National Association of Real Estate Investment Trusts (EPRA/NAREIT) Global Real Estate Index. Strategy performance during both pe-


2 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


riods was further bolstered by strong stock selection, particularly in the U.S. large-capitalization growth market segment where a number of holdings in the information technology and health care sectors experienced sharp gains.

The U.S. bond market underperformed equities, returning -0.11% for the six-month period and 2.74% for the 12-month period, as represented by the LB U.S. Aggregate Index. The performance of AllianceBernstein Balanced Wealth Strategy was, therefore, more modest than that of AllianceBernstein Wealth Appreciation Strategy and, in turn, the performance of AllianceBernstein Wealth Preservation Strategy was more modest than that of AllianceBernstein Balanced Wealth Strategy.

Market Review and Investment Strategy

Global economic growth was resilient during the six- and 12-month periods ended February 28, 2006, remaining brisk despite a number of global concerns, including high oil prices, looming inflationary pressures and natural disasters. U.S. stocks rose amid a strong global rally, but fell short of the performance of international stocks which excelled, particularly in the emerging markets. The U.S. market's weaker performance reflected smaller earnings surprises in the U.S. and widespread perception that the U.S. economic expansion is maturing. Meanwhile, the U.S. Federal Reserve continued raising short-term interest rates while demand for U.S. fixed-income assets continued unabated, pushing long-term interest rates near a 40-year low and creating an unusually flat Treasury yield curve.

The generally favorable economic climate is providing support for global equity valuations which remain close to their long-term averages. As a result of this relatively constructive macroeconomic backdrop, complacency continues to reign across the capital markets. With anxiety at low ebb, investors have become less demanding about how much they are compensated for taking risk: credit spreads remain unusually tight and equity market volatility remains low. Most importantly, valuation differences between attractively priced and expensive stocks are unusually compressed.

The Strategies' equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the Strategies' fixed-income holdings are positioned in accordance with the diminished opportunity afforded by an environment of low volatility and historically tight spreads across sectors.

As always, the Strategies' Blend Investment Policy Team (the "team") remains focused on combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring the portfolios are aligned with the team's strategic asset allocation targets through a disciplined rebalancing process.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds, otherwise known as "junk bonds", involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will also allocate their investments to corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 5


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2006                       6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy
   Class A                                             11.74%         17.36%
-------------------------------------------------------------------------------
   Class B                                             11.34%         16.51%
-------------------------------------------------------------------------------
   Class C                                             11.34%         16.51%
-------------------------------------------------------------------------------
   Advisor Class                                       11.86%         17.66%
-------------------------------------------------------------------------------
   Class R                                             11.45%         16.89%
-------------------------------------------------------------------------------
   Class K**                                           11.70%         16.74%*
-------------------------------------------------------------------------------
   Class I**                                           11.89%         17.03%*
-------------------------------------------------------------------------------
70% S&P 500 Stock Index/30% MSCI EAFE Index             8.69%         11.10%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                     5.92%          8.39%
-------------------------------------------------------------------------------
MSCI EAFE Index                                        15.14%         17.41%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2006                       6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy
   Class A                                              7.55%         12.08%
-------------------------------------------------------------------------------
   Class B                                              7.11%         11.30%
-------------------------------------------------------------------------------
   Class C                                              7.20%         11.29%
-------------------------------------------------------------------------------
   Advisor Class                                        7.77%         12.44%
-------------------------------------------------------------------------------
   Class R                                              7.31%         11.65%
-------------------------------------------------------------------------------
   Class K**                                            7.55%         11.72%*
-------------------------------------------------------------------------------
   Class I**                                            7.72%         12.05%*
-------------------------------------------------------------------------------
60% S&P 500 Stock Index/40%
LB U.S. Aggregate Index                                 3.51%          6.13%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                     5.92%          8.39%
-------------------------------------------------------------------------------
LB U.S. Aggregate Index                                -0.11%          2.74%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 7


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2006                       6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Wealth Preservation Strategy
   Class A                                              4.06%          7.14%
-------------------------------------------------------------------------------
   Class B                                              3.63%          6.28%
-------------------------------------------------------------------------------
   Class C                                              3.63%          6.29%
-------------------------------------------------------------------------------
   Advisor Class                                        4.12%          7.34%
-------------------------------------------------------------------------------
   Class R                                              3.84%          6.75%
-------------------------------------------------------------------------------
   Class K**                                            3.98%          6.89%*
-------------------------------------------------------------------------------
   Class I**                                            4.23%          7.19%*
-------------------------------------------------------------------------------
30% S&P 500 Stock Index/70%
LB U.S. Aggregate Index                                 1.70%          4.44%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                     5.92%          8.39%
-------------------------------------------------------------------------------
LB U.S. Aggregate Index                                -0.11%          2.74%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         17.36%             12.36%
Since Inception*               15.70%             13.72%

Class B Shares
1 Year                         16.51%             12.51%
Since Inception*               14.85%             14.20%

Class C Shares
1 Year                         16.51%             15.51%
Since Inception*               14.85%             14.85%

Advisor Class Shares
1 Year                         17.66%             17.66%
Since Inception*               15.96%             15.96%

Class R Shares+
1 Year                         16.89%             16.89%
Since Inception*               12.13%             12.13%

Class K Shares+
Since Inception*               16.74%             16.74%

Class I Shares+
Since Inception*               17.03%             17.03%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 9


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------

                                               SEC Returns
Class A Shares
1 Year                                            17.53%
Since Inception*                                  14.15%

Class B Shares
1 Year                                            18.04%
Since Inception*                                  14.63%

Class C Shares
1 Year                                            20.95%
Since Inception*                                  15.23%

Advisor Class Shares
1 Year                                            23.18%
Since Inception*                                  16.35%

Class R Shares+
1 Year                                            22.42%
Since Inception*                                  12.72%

Class K Shares+
1 Year                                            22.85%
Since Inception*                                  17.64%

Class I Shares+
1 Year                                            23.23%
Since Inception*                                  17.98%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         12.08%              7.34%
Since Inception*               11.97%             10.05%

Class B Shares
1 Year                         11.30%              7.30%
Since Inception*               11.15%             10.46%

Class C Shares
1 Year                         11.29%             10.29%
Since Inception*               11.19%             11.19%

Advisor Class Shares
1 Year                         12.44%             12.44%
Since Inception*               12.32%             12.32%

Class R Shares+
1 Year                         11.65%             11.65%
Since Inception*                9.09%              9.09%

Class K Shares+
Since Inception*               11.72%             11.72%

Class I Shares+
Since Inception*               12.05%             12.05%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 11


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------

                                               SEC Returns
Class A Shares
1 Year                                            10.90%
Since Inception*                                  10.19%

Class B Shares
1 Year                                            11.02%
Since Inception*                                  10.57%

Class C Shares
1 Year                                            14.01%
Since Inception*                                  11.26%

Advisor Class Shares
1 Year                                            16.20%
Since Inception*                                  12.38%

Class R Shares+
1 Year                                            15.37%
Since Inception*                                   9.30%

Class K Shares+
1 Year                                            15.72%
Since Inception*                                  11.88%

Class I Shares+
1 Year                                            16.07%
Since Inception*                                  12.26%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
--------------------------------------------------------------

                             NAV Returns        SEC Returns
Class A Shares
1 Year                          7.14%              2.55%
Since Inception*                7.78%              5.93%

Class B Shares
1 Year                          6.28%              2.28%
Since Inception*                7.01%              6.28%

Class C Shares
1 Year                          6.29%              5.29%
Since Inception*                6.97%              6.97%

Advisor Class Shares
1 Year                          7.34%              7.34%
Since Inception*                8.02%              8.02%

Class R Shares+
1 Year                          6.75%              6.75%
Since Inception*                5.77%              5.77%

Class K Shares+
Since Inception*                6.89%              6.89%

Class I Shares+
Since Inception*                7.19%              7.19%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 13


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------

                                                SEC Returns
Class A Shares
1 Year                                             4.42%
Since Inception*                                   5.90%

Class B Shares
1 Year                                             4.20%
Since Inception*                                   6.22%

Class C Shares
1 Year                                             7.30%
Since Inception*                                   6.92%

Advisor Class Shares
1 Year                                             9.28%
Since Inception*                                   7.94%

Class R Shares+
1 Year                                             8.76%
Since Inception*                                   5.75%

Class K Shares+
1 Year                                             9.08%
Since Inception*                                   6.83%

Class I Shares+
1 Year                                             9.30%
Since Inception*                                   7.09%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.


14 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy

                      Beginning         Ending
                    Account Value   Account Value    Expenses Paid   Annualized
                     September 1,    February 28,       During        Expense
                        2005            2006            Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000         $1,117.44          $6.04          1.15%
Hypothetical**         $1,000         $1,019.09          $5.76          1.15%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000         $1,113.40          $9.85          1.88%
Hypothetical**         $1,000         $1,015.47          $9.39          1.88%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000         $1,113.40          $9.75          1.86%
Hypothetical**         $1,000         $1,015.57          $9.30          1.86%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000         $1,118.58          $4.46          0.85%
Hypothetical**         $1,000         $1,020.58          $4.26          0.85%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000         $1,114.52          $7.34          1.40%
Hypothetical**         $1,000         $1,017.85          $7.00          1.40%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000         $1,116.99          $5.83          1.11%
Hypothetical**         $1,000         $1,019.29          $5.56          1.11%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000         $1,118.88          $4.41          0.84%
Hypothetical**         $1,000         $1,020.63          $4.21          0.84%
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 15


FUND EXPENSES
(continued from previous page)

Balanced Wealth Strategy

                      Beginning         Ending
                    Account Value   Account Value    Expenses Paid   Annualized
                     September 1,    February 28,       During        Expense
                        2005            2006            Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000         $1,075.46          $5.15          1.00%
Hypothetical**         $1,000         $1,019.84          $5.01          1.00%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000         $1,071.10          $8.78          1.71%
Hypothetical**         $1,000         $1,016.31          $8.55          1.71%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000         $1,071.95          $8.73          1.70%
Hypothetical**         $1,000         $1,016.36          $8.50          1.70%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000         $1,077.65          $3.61          0.70%
Hypothetical**         $1,000         $1,021.32          $3.51          0.70%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000         $1,073.08          $6.89          1.34%
Hypothetical**         $1,000         $1,018.15          $6.71          1.34%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000         $1,075.47          $5.45          1.06%
Hypothetical**         $1,000         $1,019.54          $5.31          1.06%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000         $1,077.24          $3.76          0.73%
Hypothetical**         $1,000         $1,021.17          $3.66          0.73%
-------------------------------------------------------------------------------

Wealth Preservation Strategy

                      Beginning         Ending
                    Account Value   Account Value    Expenses Paid   Annualized
                     September 1,    February 28,       During        Expense
                        2005            2006            Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000         $1,040.59          $5.26          1.04%
Hypothetical**         $1,000         $1,019.64          $5.21          1.04%
-------------------------------------------------------------------------------
Class B
Actual                 $1,000         $1,036.28          $8.84          1.75%
Hypothetical**         $1,000         $1,016.12          $8.75          1.75%
-------------------------------------------------------------------------------
Class C
Actual                 $1,000         $1,036.31          $8.79          1.74%
Hypothetical**         $1,000         $1,016.17          $8.70          1.74%
-------------------------------------------------------------------------------
Advisor Class
Actual                 $1,000         $1,041.20          $3.80          0.75%
Hypothetical**         $1,000         $1,021.08          $3.76          0.75%
-------------------------------------------------------------------------------
Class R
Actual                 $1,000         $1,038.39          $7.08          1.40%
Hypothetical**         $1,000         $1,017.85          $7.00          1.40%
-------------------------------------------------------------------------------
Class K
Actual                 $1,000         $1,039.79          $5.66          1.12%
Hypothetical**         $1,000         $1,019.24          $5.61          1.12%
-------------------------------------------------------------------------------
Class I
Actual                 $1,000         $1,042.28          $3.95          0.78%
Hypothetical**         $1,000         $1,020.93          $3.91          0.78%
-------------------------------------------------------------------------------


* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses of the Underlying Portfolios in which the Strategies invest are not included herein.

**  Assumes 5% return before expenses.


16 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,016.6


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Value Portfolio
[ ]  24.0%   U.S. Large Cap Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  13.5%   International Growth Portfolio                [PIE CHART OMITTED]
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small/Mid Cap Growth Portfolio
[ ]   7.5%   Small/Mid Cap Value Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 70-143.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 17


BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,499.5


HOLDINGS BREAKDOWN*
[ ]  28.1%   Intermediate Duration Bond Portfolio
[ ]  15.5%   U.S. Large Cap Growth Portfolio
[ ]  15.5%   U.S. Value Portfolio
[ ]  10.1%   Global Real Estate Investment Portfolio
[ ]   8.2%   International Growth Portfolio                 [PIE CHART OMITTED]
[ ]   8.2%   International Value Portfolio
[ ]   7.0%   High Yield Portfolio
[ ]   3.7%   Small/Mid Cap Value Portfolio
[ ]   3.7%   Small/Mid Cap Growth Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 70-143.


18 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $464.2


HOLDINGS BREAKDOWN*
[ ]  27.5%   Intermediate Duration Bond Portfolio
[ ]  27.5%   Short Duration Bond Portfolio
[ ]  10.1%   Global Real Estate Investment Portfolio
[ ]  10.0%   Inflation Protected Securities Portfolio
[ ]   7.5%   U.S Large Cap Growth Portfolio                 [PIE CHART OMITTED]
[ ]   7.5%   U.S. Value Portfolio
[ ]   3.8%   International Value Portfolio
[ ]   3.7%   International Growth Portfolio
[ ]   1.2%   Small/Mid Cap Value Portfolio
[ ]   1.2%   Small/Mid Cap Growth Portfolio


* All data are as of February 28, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 70-143.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 19


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                     Wealth
                                                                  Appreciation
                                                                    Strategy
ASSETS                                                           ==============
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value (shares of 22,315,230)            $  242,789,706
  AllianceBernstein U.S. Large Cap Growth
    (shares of 20,283,183)                                          242,789,703
  AllianceBernstein International Value
    (shares of 10,725,183)                                          136,853,336
  AllianceBernstein International Growth
    (shares of 11,215,689)                                          136,494,934
  AllianceBernstein Global Real Estate Investment
    (shares of 8,564,938)                                           101,751,460
  AllianceBernstein Small-Mid Cap Value
    (shares of 6,770,470)                                            75,896,964
  AllianceBernstein Small-Mid Cap Growth
    (shares of 5,964,966)                                            75,755,063
                                                                 --------------
    Total investments (cost $864,316,929)                         1,012,331,166
Receivable for shares of beneficial interest sold                     9,078,439
Dividends and interest receivable                                         8,826
                                                                 --------------
Total assets                                                      1,021,418,431
                                                                 --------------
LIABILITIES
Payable for investments purchased                                     2,804,934
Payable for shares of beneficial interest redeemed                      879,450
Advisory fee payable                                                    482,105
Distribution fee payable                                                382,667
Transfer Agent fee payable                                               84,708
Accrued expenses                                                        233,466
                                                                 --------------
Total liabilities                                                     4,867,330
                                                                 --------------
Net Assets                                                       $1,016,551,101
                                                                 ==============
COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                            $          721
Additional paid-in capital                                          866,997,634
Distributions in excess of net investment income                     (2,820,266)
Accumulated net realized gain on investment and foreign
  currency transactions                                               4,359,190
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       148,013,822
                                                                 --------------
                                                                 $1,016,551,101
                                                                 ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                        Net Asset Value and:
                                                    ---------------------------
                                       Shares        Offering      Redemption
Class              Net Assets       Outstanding        Price          Price
-------------------------------------------------------------------------------
A                 $404,286,042      28,577,439        $14.78*        $14.15
B                 $211,568,893      15,089,844        $14.02             --
C                 $181,197,912      12,926,218        $14.02             --
Advisor           $212,915,257      15,024,178        $14.17         $14.17
R                 $  1,770,282         125,979        $14.05         $14.05
K                 $  2,537,855         179,863        $14.11         $14.11
I                 $  2,274,860         160,857        $14.14         $14.14


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


20 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                    Balanced
                                                                     Wealth
                                                                    Strategy
ASSETS                                                           ==============
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 42,303,467)                                       $  419,650,394
  AllianceBernstein U.S. Large Cap Growth
    (shares of 19,271,074)                                          230,674,756
  AllianceBernstein U.S. Value (shares of 21,201,724)               230,674,755
  AllianceBernstein Global Real Estate Investment
    (shares of 12,615,165)                                          149,868,160
  AllianceBernstein International Growth
    (shares of 10,086,345)                                          122,750,821
  AllianceBernstein International Value (shares of 9,602,255)       122,524,780
  AllianceBernstein High Yield (shares of 10,324,749)               104,692,956
  AllianceBernstein Small-Mid Cap Value
    (shares of 4,952,324)                                            55,515,547
  AllianceBernstein Small-Mid Cap Growth
    (shares of 4,361,773)                                            55,394,520
                                                                 --------------
    Total investments (cost $1,338,530,781)                       1,491,746,689
Receivable for shares of beneficial interest sold                    16,360,316
Dividends and interest receivable                                         8,511
                                                                 --------------
Total assets                                                      1,508,115,516
                                                                 --------------
LIABILITIES
Payable for investments purchased                                     4,229,174
Payable for shares of beneficial interest redeemed                    2,764,635
Distribution fee payable                                                669,217
Advisory fee payable                                                    612,371
Transfer Agent fee payable                                               63,896
Accrued expenses                                                        252,074
                                                                 --------------
Total liabilities                                                     8,591,367
                                                                 --------------
Net Assets                                                       $1,499,524,149
                                                                 ==============
COMPOSITION OF NET ASSETS
Shares of beneficial interest,at par                             $        1,182
Additional paid-in capital                                        1,343,292,311
Distributions in excess of net investment income                       (420,978)
Accumulated net realized gain on
  investment and foreign currency transactions                        3,436,139
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       153,215,495
                                                                 --------------
                                                                 $1,499,524,149
                                                                 ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                        Net Asset Value and:
                                                    ---------------------------
                                       Shares        Offering      Redemption
Class              Net Assets       Outstanding        Price          Price
-------------------------------------------------------------------------------
A                 $750,547,849      59,045,226        $13.27*        $12.71
B                 $364,059,346      28,769,286        $12.65             --
C                 $309,265,131      24,428,214        $12.66             --
Advisor           $ 71,081,192       5,580,269        $12.74         $12.74
R                 $  1,434,967         113,034        $12.69         $12.69
K                 $  2,653,369         209,003        $12.70         $12.70
I                 $    482,295          37,938        $12.71         $12.71


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 21


STATEMENT OF NET ASSETS
February 28, 2006 (unaudited)

                                                                     Wealth
                                                                  Preservation
                                                                    Strategy
ASSETS                                                           ==============
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 12,825,149)                                       $  127,225,478
  AllianceBernstein Short Duration Bond
    (shares of 12,812,233)                                          127,225,478
  AllianceBernstein Global Real Estate Investment
    (shares of 3,930,550)                                            46,694,931
  AllianceBernstein Inflation Protected Securities
    (shares of 4,773,637)                                            46,208,804
  AllianceBernstein U.S. Large Cap Growth
    (shares of 2,893,483)                                            34,634,993
  AllianceBernstein U.S. Value (shares of 3,183,363)                 34,634,993
  AllianceBernstein International Value (shares of 1,371,570)        17,501,232
  AllianceBernstein International Growth
    (shares of 1,421,206)                                            17,296,075
  AllianceBernstein Small-Mid Cap Value
    (shares of 515,450)                                               5,778,190
  AllianceBernstein Small-Mid Cap Growth
    (shares of 452,933)                                               5,752,252
                                                                 --------------
    Total investments (cost $435,250,744)                           462,952,426
Receivable for shares of beneficial interest sold                     3,793,398
Dividends and interest receivable                                         1,387
                                                                 --------------
Total assets                                                        466,747,211
                                                                 --------------
LIABILITIES
Payable for investments purchased                                     1,284,483
Payable for shares of beneficial interest redeemed                      719,271
Distribution fee payable                                                215,541
Advisory fee payable                                                    192,296
Transfer Agent fee payable                                               12,866
Accrued expenses                                                        128,808
                                                                 --------------
Total liabilities                                                     2,553,265
                                                                 --------------
Net Assets                                                       $  464,193,946
                                                                 ==============
COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                            $          405
Additional paid-in capital                                          435,161,425
Undistributed net investment income                                     497,258
Accumulated net realized gain on investment and foreign
  currency transactions                                                 833,241
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                        27,701,617
                                                                 --------------
                                                                 $  464,193,946
                                                                 ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                        Net Asset Value and:
                                                    ---------------------------
                                       Shares        Offering      Redemption
Class              Net Assets       Outstanding        Price         Price
-------------------------------------------------------------------------------
A                 $221,156,688      19,255,515        $12.00*        $11.49
B                 $107,501,161       9,397,012        $11.44             --
C                 $111,919,401       9,790,311        $11.43             --
Advisor           $ 21,637,481       1,882,431        $11.49         $11.49
R                 $  1,208,619         105,101        $11.50         $11.50
K                 $    122,969          10,709        $11.48         $11.48
I                 $    647,627          56,406        $11.48         $11.48


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


22 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (unaudited)


                                      Wealth         Balanced        Wealth
                                   Appreciation       Wealth      Preservation
                                     Strategy        Strategy       Strategy
                                  =============   =============   =============
INVESTMENT INCOME
Income distributions from
  Underlying Portfolios           $   4,728,713   $  16,379,019   $   7,131,781
Interest                                 12,003          19,167           8,539
                                  -------------   -------------   -------------
Total income                          4,740,716      16,398,186       7,140,320
                                  -------------   -------------   -------------
EXPENSES
Advisory fee                          2,498,332       3,372,619       1,106,085
Distribution fee--Class A               488,288         917,640         284,656
Distribution fee--Class B               890,739       1,553,262         482,914
Distribution fee--Class C               697,594       1,228,023         473,121
Distribution fee--Class R                 1,052           2,359           2,296
Distribution fee--Class K                 1,009           2,473             126
Transfer agency--Class A                186,051         235,998          71,608
Transfer agency--Class B                120,121         142,208          41,564
Transfer agency--Class C                 83,573          98,494          36,620
Transfer agency--Advisor Class           71,202          21,468           7,510
Transfer agency--Class R                    551           1,197           1,200
Transfer agency--Class K                    818           2,000             102
Transfer agency--Class I                    848             204             349
Printing                                174,400         228,189          66,372
Registration                             74,375          93,658          67,823
Legal                                    47,514          64,943          38,791
Custodian                                36,939          34,560          32,864
Audit                                    26,953          33,333          28,773
Trustees' fees                           18,339          21,053          15,934
Miscellaneous                            13,101          14,934           8,681
                                  -------------   -------------   -------------
Total expenses                        5,431,799       8,068,615       2,767,389
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                               -0-             -0-           (161)
Less: expense offset
  arrangement (see Note B)              (10,327)        (13,305)         (4,132)
                                  -------------   -------------   -------------
Net expenses                          5,421,472       8,055,310       2,763,096
                                  -------------   -------------   -------------
Net investment income (loss)           (680,756)      8,342,876       4,377,224
                                  -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Sale of Underlying Portfolio
    shares                              984,818          44,241         213,707
  Net realized gain distributions
    from Underlying Portfolios        4,292,484       4,628,649         848,798
  Foreign currency transactions          (3,159)         (3,938)           (539)
Net change in unrealized
  appreciation/depreciation of:
  Investments in Underlying
    Portfolios                       81,274,238      77,781,664      10,661,757
  Foreign currency denominated
    assets and liabilities                1,849           1,838             272
                                  -------------   -------------   -------------
Net gain on investment and
  Foreign currency transactions      86,550,230      82,452,454      11,723,995
                                  -------------   -------------   -------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                 $  85,869,474   $  90,795,330   $  16,101,219
                                  =============   =============   =============


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 23


STATEMENT OF CHANGES IN NET ASSETS

                                                 Wealth Appreciation Strategy
                                                ===============================
                                                   Six Months
                                                     Ended
                                                  February 28,     Year Ended
                                                      2006         August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                    $     (680,756)  $      428,593
Net realized gain on investment and
  foreign currency transactions                        981,659          863,918
Net realized gain distributions from
  Underlying Portfolios                              4,292,484               -0-
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                81,276,087       63,698,477
                                                --------------   --------------
Net increase in net assets from
  operations                                        85,869,474       64,990,988

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (1,362,503)        (810,387)
  Class B                                                   -0-        (169,350)
  Class C                                                   -0-        (118,849)
  Advisor Class                                       (621,664)        (325,876)
  Class R                                               (1,455)            (108)
  Class K                                               (3,599)              -0-
  Class I                                              (11,991)              -0-
Net realized gain on investment
  transactions
  Class A                                             (771,150)        (234,736)
  Class B                                             (413,358)        (177,826)
  Class C                                             (325,996)        (124,788)
  Advisor Class                                       (233,149)         (73,983)
  Class R                                                 (727)             (34)
  Class K                                               (1,255)              -0-
  Class I                                               (3,953)              -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                                       294,989,508      324,826,984
                                                --------------   --------------
Total increase                                     377,108,182      387,782,035

NET ASSETS
Beginning of period                                639,442,919      251,660,884
                                                --------------   --------------
End of period (including
  distributions in excess of
  net investment income
  of ($2,820,266) and ($138,298),
  respectively)                                 $1,016,551,101   $  639,442,919
                                                ==============   ==============


See notes to financial statements.


24 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Statement of Changes in Net Assets

                                                    Balanced Wealth Strategy
                                                ===============================
                                                   Six Months
                                                     Ended
                                                  February 28,     Year Ended
                                                      2006          August 31,
                                                  (unaudited)         2005
                                                ==============   ==============
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                           $    8,342,876   $    8,028,767
Net realized gain on investment and
  foreign currency transactions                         40,303        4,223,563
Net realized gain distributions from
  Underlying Portfolios                              4,628,649               -0-
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                77,783,502       68,864,369
                                                --------------   --------------
Net increase in net assets from from
  operations                                        90,795,330       81,116,699

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (5,215,877)      (5,983,126)
  Class B                                           (1,596,443)      (2,412,901)
  Class C                                           (1,270,656)      (1,679,148)
  Advisor Class                                       (506,089)        (636,404)
  Class R                                               (2,758)          (1,548)
  Class K                                              (21,623)             (83)
  Class I                                               (3,441)             (96)
Net realized gain on investment
  transactions
  Class A                                           (2,213,641)        (303,260)
  Class B                                           (1,128,534)        (193,874)
  Class C                                             (900,178)        (134,560)
  Advisor Class                                       (175,384)         (21,112)
  Class R                                               (1,468)            (122)
  Class K                                              (10,133)              -0-
  Class I                                               (1,216)              -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                                       365,252,499      576,813,175
                                                --------------   --------------
Total increase                                     443,000,388      646,563,640

NET ASSETS
Beginning of period                              1,056,523,761      409,960,121
                                                --------------   --------------
End of period (including distributions
  in excess of net investment income
  of ($420,978) and ($146,967),
  respectively)                                 $1,499,524,149   $1,056,523,761
                                                ==============   ==============


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 25


                                                  Wealth Preservation Strategy
                                                ===============================
                                                   Six Months
                                                     Ended
                                                  February 28,      Year Ended
                                                      2006          August 31,
                                                  (unaudited)          2005
                                                ==============   ==============
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                           $    4,377,224   $    3,775,747
Net realized gain on investment and
  foreign currency transactions                        213,168          456,739
Net realized gain distributions from
  Underlying Portfolios                                848,798               -0-
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                10,662,029       14,329,755
                                                --------------   --------------
Net increase in net assets from
  operations                                        16,101,219       18,562,241

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (2,105,533)      (2,500,506)
  Class B                                             (755,432)      (1,000,448)
  Class C                                             (754,344)        (965,996)
  Advisor Class                                       (235,177)        (618,118)
  Class R                                               (8,053)          (7,554)
  Class K                                               (1,199)            (101)
  Class I                                               (8,063)            (111)
Net realized gain on investment
  transactions
  Class A                                             (104,748)        (147,874)
  Class B                                              (53,109)         (81,234)
  Class C                                              (53,411)         (81,175)
  Advisor Class                                         (9,786)         (36,212)
  Class R                                                 (481)             (18)
  Class K                                                  (63)              -0-
  Class I                                                 (344)              -0-
Tax return of capital
  Class A                                                   -0-        (102,119)
  Class B                                                   -0-         (40,858)
  Class C                                                   -0-         (39,451)
  Advisor Class                                             -0-         (25,244)
  Class R                                                   -0-            (308)
  Class K                                                   -0-              (4)
  Class I                                                   -0-              (5)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                                        95,680,678      159,491,575
                                                --------------   --------------
Total increase                                     107,692,154      172,406,480

NET ASSETS
Beginning of period                                356,501,792      184,095,312
                                                --------------   --------------
End of period (including undistributed/
  (distributions in excess of) net investment
  income of $497,258 and ($12,165),
  respectively)                                 $  464,193,946   $  356,501,792
                                                ==============   ==============


See notes to financial statements.


26 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


NOTES TO FINANCIAL STATEMENTS
February 28, 2006 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") are registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the "Strategies"). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.), (the "Adviser"). On May 20, 2005, the Strategies acquired shares in the Underlying Portfolios through a tax-free exchange of Strategy investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Strategies' net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 27


1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on the relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


28 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

                                             Average Daily Net Assets
                       ----------------------------------------------------------------------
Strategy                 First $2.5 Billion     Next $2.5 Billion    In Excess of $5 Billion
---------------------------------------------------------------------------------------------
Wealth Appreciation             .65%                  .55%                    .50%
Balanced Wealth                 .55%                  .45%                    .40%
Wealth Preservation             .55%                  .45%                    .40%


Such fees are accrued daily and paid monthly.

Prior to September 7, 2004, the Strategies paid the Adviser an advisory fee at the annual rates as follows:

                                                    Average Daily Net Assets
                     --------------------------------------------------------------------------------------
Strategy              First $5 Billion    Next $2.5 Billion   Next $2.5 Billion   In Excess of $10 Billion
-----------------------------------------------------------------------------------------------------------
Wealth Appreciation         .95%                .95%                 .85%                   .80%
Balanced Wealth             .75%                .70%                 .65%                   .60%
Wealth Preservation         .75%                .70%                 .65%                   .60%


The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

                                                            Advisor
Strategy                 Class A    Class B     Class C      Class     Class R     Class K     Class I
--------------------------------------------------------------------------------------------------------
Wealth Appreciation       1.50%      2.20%       2.20%      1.20%       1.70%       1.45%       1.20%
Balanced Wealth           1.20%      1.90%       1.90%       .90%       1.40%       1.15%        .90%
Wealth Preservation       1.20%      1.90%       1.90%       .90%       1.40%       1.15%        .90%


For the six months ended February 28, 2006, such reimbursement amounted to $0, $0 and $161 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $229,664, $270,547 and $73,417 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 28, 2006.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 29


For the six months ended February 28, 2006, the Strategies' expenses were reduced by $10,327, $13,305 and $4,132 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2006 as follows:

                         Front End
                       Sales Charges      Contingent Deferred Sales Charges
                       --------------------------------------------------------
Strategy                 Class A       Class A         Class B        Class C
-------------------------------------------------------------------------------
Wealth Appreciation     $179,950        $  916        $132,518        $16,019
Balanced Wealth          345,801         4,517         275,359         25,768
Wealth Preservation      111,504           584         123,621         18,616

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the strategy's average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.


30 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 28, 2006, were as follows:

Strategy                                            Purchases          Sales
-------------------------------------------------------------------------------
Wealth Appreciation                              $ 303,994,926     $ 12,748,492
Balanced Wealth                                    369,088,361        8,099,710
Wealth Preservation                                102,440,539        5,258,637


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

                                    Gross            Gross
                                 Unrealized       Unrealized     Net Unrealized
Strategy                        Appreciation     Depreciation     Appreciation
-------------------------------------------------------------------------------
Wealth Appreciation            $ 148,014,237      $        -0-    $ 148,014,237
Balanced Wealth                  158,261,232        5,045,324       153,215,908
Wealth Preservation               31,938,536        4,236,854        27,701,682


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 31


NOTE E

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares for the Strategies. Transactions in shares of beneficial interest were as follows:

                                   Wealth Appreciation Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                       Six Months                  Six Months
                         Ended                       Ended
                     February 28,   Year Ended     February 28,    Year Ended
                          2006      August 31,        2006         August 31,
                      (unaudited)      2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           10,844,070    14,992,515    $145,927,790    $179,526,241
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          148,436        80,898       2,021,693         979,671
-------------------------------------------------------------------------------
Shares converted
  from Class B            78,304       233,760       1,072,260       2,919,765
-------------------------------------------------------------------------------
Shares redeemed       (2,999,108)   (3,154,469)    (41,280,512)    (38,055,209)
-------------------------------------------------------------------------------
Net increase           8,071,702    12,152,704    $107,741,231    $145,370,468
===============================================================================

Class B
Shares sold            3,553,660     7,048,071    $ 47,599,847    $ 83,422,567
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           27,916        25,684         377,420         309,754
-------------------------------------------------------------------------------
Shares converted
  to Class A             (79,250)     (235,665)     (1,072,260)     (2,919,765)
-------------------------------------------------------------------------------
Shares redeemed         (814,609)   (1,085,405)    (10,911,219)    (12,908,130)
-------------------------------------------------------------------------------
Net increase           2,687,717     5,752,685    $ 35,993,788    $ 67,904,426
===============================================================================

Class C
Shares sold            4,414,505     5,414,013    $ 59,272,067    $ 64,377,772
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           17,212        13,373         232,715         161,142
-------------------------------------------------------------------------------
Shares redeemed         (587,431)   (1,030,037)     (7,761,146)    (12,258,387)
-------------------------------------------------------------------------------
Net increase           3,844,286     4,397,349    $ 51,743,636    $ 52,280,527
===============================================================================


32 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                   Wealth Appreciation Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                       Six Months                  Six Months
                         Ended                       Ended
                     February 28,   Year Ended     February 28,    Year Ended
                          2006      August 31,        2006         August 31,
                      (unaudited)      2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold            7,968,007     5,676,805    $111,288,968    $ 68,061,336
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           58,338        29,758         795,724         360,375
-------------------------------------------------------------------------------
Shares redeemed       (1,381,172)     (773,459)    (18,762,147)     (9,269,436)
-------------------------------------------------------------------------------
Net increase           6,645,173     4,933,104    $ 93,322,545    $ 59,152,275
===============================================================================

Class R
Shares sold              156,749         9,972    $  2,159,770    $    119,261
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              161             6           2,182              64
-------------------------------------------------------------------------------
Shares redeemed          (40,142)       (1,662)       (562,765)        (20,137)
-------------------------------------------------------------------------------
Net increase             116,768         8,316    $  1,599,187    $     99,188
===============================================================================

                       Six Months                  Six Months
                          Ended        March 1,       Ended          March 1,
                      February 28,   2005(a) to    February 28,     2005(a) to
                          2006       August 31,        2006         August 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold              180,803           828    $  2,483,911    $     10,100
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              350            -0-          4,759              -0-
-------------------------------------------------------------------------------
Shares redeemed           (2,118)           -0-        (28,097)             -0-
-------------------------------------------------------------------------------
Net increase             179,035           828    $  2,460,573    $     10,100
===============================================================================

Class I
Shares sold              160,362           820    $  2,133,081    $     10,000
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            1,164            -0-         15,845              -0-
-------------------------------------------------------------------------------
Shares redeemed           (1,489)           -0-        (20,378)             -0-
-------------------------------------------------------------------------------
Net increase             160,037           820    $  2,128,548    $     10,000
===============================================================================

(a)  Commencement of distribution.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 33


                                     Balanced Wealth Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                       Six Months                  Six Months
                         Ended                       Ended
                     February 28,   Year Ended     February 28,    Year Ended
                          2006      August 31,        2006         August 31,
                      (unaudited)      2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           19,431,900    33,140,444    $239,322,270    $380,340,634
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          578,667       526,319       7,109,662       6,003,862
-------------------------------------------------------------------------------
Shares converted
  from Class B           173,578       257,110       2,143,078       2,992,852
-------------------------------------------------------------------------------
Shares redeemed       (4,868,697)   (7,424,943)    (59,769,956)    (85,403,159)
-------------------------------------------------------------------------------
Net increase          15,315,448    26,498,930    $188,805,054    $303,934,189
===============================================================================

Class B
Shares sold            6,901,649    13,629,125    $ 84,582,047    $155,204,707
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          200,104       202,591       2,459,874       2,308,345
-------------------------------------------------------------------------------
Shares converted
  to Class A            (174,248)     (257,944)     (2,143,078)     (2,992,852)
-------------------------------------------------------------------------------
Shares redeemed       (1,363,926)   (1,845,087)    (16,749,285)    (21,087,674)
-------------------------------------------------------------------------------
Net increase           5,563,579    11,728,685    $ 68,149,558    $133,432,526
===============================================================================

Class C
Shares sold            8,424,848    10,671,592    $103,353,868    $121,940,358
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          117,856       100,993       1,450,045       1,151,064
-------------------------------------------------------------------------------
Shares redeemed       (1,181,010)   (1,633,405)    (14,506,628)    (18,671,563)
-------------------------------------------------------------------------------
Net increase           7,361,694     9,139,180    $ 90,297,285    $104,419,859
===============================================================================

Advisor Class
Shares sold            2,225,460     3,307,529    $ 27,789,345    $ 38,018,216
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           48,256        48,220         592,545         550,357
-------------------------------------------------------------------------------
Shares redeemed       (1,174,821)     (337,428)    (14,412,294)     (3,866,563)
-------------------------------------------------------------------------------
Net increase           1,098,895     3,018,321    $ 13,969,596    $ 34,702,010
===============================================================================


34 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                     Balanced Wealth Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                       Six Months                  Six Months
                         Ended                       Ended
                     February 28,   Year Ended     February 28,    Year Ended
                          2006      August 31,        2006         August 31,
                      (unaudited)      2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold              653,088        25,519    $  8,219,239    $    294,542
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              343           129           4,226           1,486
-------------------------------------------------------------------------------
Shares redeemed         (559,909)       (7,046)     (7,055,490)        (82,782)
-------------------------------------------------------------------------------
Net increase              93,522        18,602    $  1,167,975    $    213,246
===============================================================================

                       Six Months                  Six Months
                          Ended        March 1,       Ended           March 1,
                      February 28,   2005(a) to    February 28,     2005(a) to
                          2006       August 31,        2006         August 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold            1,175,112         8,607    $ 14,729,319    $    101,245
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            2,576            -0-         31,756              -0-
-------------------------------------------------------------------------------
Shares redeemed         (977,292)           -0-    (12,350,802)             -0-
-------------------------------------------------------------------------------
Net increase             200,396         8,607    $  2,410,273    $    101,245
===============================================================================

Class I
Shares sold               38,118           870    $    465,835    $     10,100
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              368            -0-          4,513              -0-
-------------------------------------------------------------------------------
Shares redeemed           (1,418)           -0-        (17,590)             -0-
-------------------------------------------------------------------------------
Net increase              37,068           870    $    452,758    $     10,100
===============================================================================

(a)  Commencement of distribution.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 35


                                    Wealth Preservation Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                       Six Months                  Six Months
                         Ended                       Ended
                     February 28,   Year Ended     February 28,    Year Ended
                          2006      August 31,        2006         August 31,
                      (unaudited)      2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            6,950,723    11,789,546    $ 78,337,056    $128,727,482
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          185,375       239,400       2,082,782       2,605,527
-------------------------------------------------------------------------------
Shares converted
  from Class B            68,018        59,568         757,932         662,367
-------------------------------------------------------------------------------
Shares redeemed       (2,813,541)   (3,295,100)    (31,765,337)    (36,036,927)
-------------------------------------------------------------------------------
Net increase           4,390,575     8,793,414    $ 49,412,433    $ 95,958,449
===============================================================================

Class B
Shares sold            2,165,926     5,202,094    $ 24,293,475    $ 56,574,458
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           65,881        93,979         739,057       1,021,510
-------------------------------------------------------------------------------
Shares converted
  to Class A             (68,246)      (60,749)       (757,932)       (662,367)
-------------------------------------------------------------------------------
Shares redeemed         (673,872)     (818,071)     (7,564,384)     (8,901,886)
-------------------------------------------------------------------------------
Net increase           1,489,689     4,417,253    $ 16,710,216    $ 48,031,715
===============================================================================

Class C
Shares sold            3,253,908     4,694,413    $ 36,509,625    $ 51,092,412
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           57,732        75,734         647,646         822,554
-------------------------------------------------------------------------------
Shares redeemed         (879,341)   (1,085,206)     (9,871,786)    (11,785,684)
-------------------------------------------------------------------------------
Net increase           2,432,299     3,684,941    $ 27,285,485    $ 40,129,282
===============================================================================

Advisor Class
Shares sold              443,573       995,267    $  5,025,642    $ 10,885,432
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           20,300        32,006         228,101         348,009
-------------------------------------------------------------------------------
Shares redeemed         (347,558)   (3,383,961)     (3,932,182)    (36,805,943)
-------------------------------------------------------------------------------
Net increase
  (decrease)             116,315    (2,356,688)   $  1,321,561    $(25,572,502)
===============================================================================


36 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                   Wealth Preservation Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                       Six Months                  Six Months
                         Ended                       Ended
                     February 28,   Year Ended     February 28,    Year Ended
                          2006      August 31,        2006         August 31,
                      (unaudited)      2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold               33,049        99,010    $    376,387    $  1,077,613
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              757           704           8,534           7,647
-------------------------------------------------------------------------------
Shares redeemed           (8,125)      (21,381)        (92,180)       (233,645)
-------------------------------------------------------------------------------
Net increase              25,681        78,333    $    292,741    $    851,615
===============================================================================

                       Six Months                  Six Months
                          Ended        March 1,       Ended           March 1,
                      February 28,   2005(a) to    February 28,     2005(a) to
                          2006       August 31,        2006         August 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold                4,028         7,518    $     45,050    $     83,016
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              112            -0-          1,261              -0-
-------------------------------------------------------------------------------
Shares redeemed             (949)           -0-        (10,647)             -0-
-------------------------------------------------------------------------------
Net increase               3,191         7,518    $     35,664    $     83,016
===============================================================================

Class I
Shares sold               58,567           911    $    657,475    $     10,000
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              737            -0-          8,272              -0-
-------------------------------------------------------------------------------
Shares redeemed           (3,809)           -0-        (43,169)             -0-
-------------------------------------------------------------------------------
Net increase              55,495           911    $    622,578    $     10,000
===============================================================================

(a)  Commencement of distribution.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 37

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

IndemnificationRisk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2006 will be determined at the end of the current fiscal year. The tax character of dis-


38 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


tributions paid during the fiscal periods ended August 31, 2005 and August 31, 2004 were as follows:

                                                   August 31,       August 31,
                                                     2005             2004
                                                ==============   ==============
WEALTH APPRECIATION STRATEGY
Distributions paid from:
  Ordinary income                               $    1,625,937   $      135,910
  Long-term capital gains                              410,000               -0-
                                                --------------   --------------
Total taxable distributions                          2,035,937          135,910
                                                --------------   --------------
Total distributions paid                        $    2,035,937   $      135,910
                                                --------------   --------------
BALANCED WEALTH STRATEGY
Distributions paid from:
  Ordinary income                               $   10,777,762   $    1,697,728
  Long-term capital gains                              588,472               -0-
                                                --------------   --------------
Total taxable distributions                         11,366,234        1,697,728
                                                --------------   --------------
Total distributions paid                        $   11,366,234   $    1,697,728
                                                --------------   --------------
WEALTH PRESERVATION STRATEGY
Distributions paid from:
  Ordinary income                               $    5,140,130   $    1,056,630
  Long-term capital gains                              299,218               -0-
                                                --------------   --------------
Total taxable distributions                          5,439,348        1,056,630
                                                --------------   --------------
Tax return of capital                                  207,988               -0-
                                                --------------   --------------
Total distributions paid                        $    5,647,336   $    1,056,630
                                                --------------   --------------

As of August 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                      Wealth        Balanced          Wealth
                                   Appreciation      Wealth        Preservation
                                     Strategy       Strategy        Strategy
                                  =============   =============   =============
Undistributed long term capital
  gains                           $     834,635   $   3,240,110   $          -0-
Accumulated capital and other
  gains/(losses)(a)                          -0-             -0-             -0-
Unrealized appreciation(b)           66,737,735      75,389,624      17,032,808
                                  -------------   -------------   -------------
Total accumulated
  earnings/(deficit)(c)           $  67,572,370   $  78,629,734   $  17,032,808
                                  -------------   -------------   -------------

(a) Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy's next taxable year. For the year ended August 31, 2005, the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, deferred to September 1, 2005 post October currency losses of $138,298, $146,967 and $12,168, respectively.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to post October currency loss deferrals.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 39


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of


40 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court acting against the Adviser either were voluntarily dismissed or removed to Federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to the federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 41


brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the court dismissed the Writ and later granted defendants a 30-day stay to


42 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Sourthern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that assets claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 43


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


44 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Wealth Appreciation
                                                           Strategy
                                            -----------------------------------------
                                                            Class A
                                            -----------------------------------------
                                            Six Months
                                                Ended                     September 2,
                                            February 28,   Year Ended      2003(a) to
                                                2006       August 31,      August 31,
                                            (unaudited)       2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $12.74         $10.91         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .01            .04(c)         .03(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.48           1.88            .91
Net increase in net asset value from
  operations                                    1.49           1.92            .94

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.05)          (.07)          (.03)
Distributions from net realized gain on
  investment transactions                       (.03)          (.02)            -0-
Total dividends and distributions               (.08)          (.09)          (.03)
Net asset value, end of period                $14.15         $12.74         $10.91

TOTAL RETURN
Total investment return based on
  net asset value(e)                           11.74%         17.68%          9.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $404,286       $261,218        $91,136
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.15%(f)(g)(h) 1.33%(g)       1.55%(f)
  Expenses, before waivers/reimbursements       1.15%(f)(g)(h) 1.33%(g)       2.03%(f)
  Net investment income                          .52%(f)(h)     .35%(c)        .33%(c)(d)(f)
Portfolio turnover rate                            2%            32%            28%



See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 45


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Wealth Appreciation
                                                             Strategy
                                            -----------------------------------------
                                                             Class B
                                            -----------------------------------------
                                             Six Months
                                               Ended                      September 2,
                                           February 28,     Year Ended     2003(a) to
                                               2006         August 31,     August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $12.62         $10.84         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                          (.04)          (.04)(c)       (.04)(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.47           1.86            .90
Net increase in net asset value from
  operations                                    1.43           1.82            .86

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          (.02)          (.02)
Distributions from net realized gain
  on investment transactions                    (.03)          (.02)            -0-
Total dividends and distributions               (.03)          (.04)          (.02)
Net asset value, end of period                $14.02         $12.62         $10.84

TOTAL RETURN
Total investment return based on
  net asset value(e)                           11.34%         16.82%          8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $211,569       $156,524        $72,092
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.88%(f)(g)(h) 2.04%(g)       2.24%(f)
  Expenses, before waivers/reimbursements       1.88%(f)(g)(h) 2.04%(g)       2.75%(f)
  Net investment loss                           (.62)%(f)(h)   (.33)%(c)      (.36)%(c)(d)(f)
Portfolio turnover rate                            2%            32%            28%



See footnote summary on page 65.


46 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Wealth Appreciation
                                                            Strategy
                                            -----------------------------------------
                                                             Class C
                                            -----------------------------------------
                                            Six Months
                                               Ended                      September 2,
                                            February 28,    Year Ended     2003(a) to
                                                2006        August 31,      August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $12.62         $10.84         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                          (.04)          (.04)(c)       (.04)(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.47           1.86            .90
Net increase in net asset value from
  operations                                    1.43           1.82            .86

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          (.02)          (.02)
Distributions from net realized gain on
  investment transactions                       (.03)          (.02)            -0-
Total dividends and distributions               (.03)          (.04)          (.02)
Net asset value, end of period                $14.02         $12.62         $10.84

TOTAL RETURN
Total investment return based on
  net asset value(e)                           11.34%         16.82%          8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $181,198       $114,591        $50,779
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.86%(f)(g)(h) 2.03%(g)       2.25%(f)
  Expenses, before waivers/reimbursements       1.86%(f)(g)(h) 2.03%(g)       2.76%(f)
  Net investment loss                           (.61)%(f)(h)   (.32)%(c)      (.38)%(c)(d)(f)
Portfolio turnover rate                            2%            32%            28%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 47


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Wealth Appreciation
                                                            Strategy
                                            -----------------------------------------
                                                          Advisor Class
                                            -----------------------------------------
                                            Six Months
                                               Ended                      September 2,
                                            February 28,    Year Ended     2003(a) to
                                                2006        August 31,     August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $12.77         $10.92         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .01            .08(c)         .06(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.50           1.88            .89
Net increase in net asset value from
  operations                                    1.51           1.96            .95

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.08)          (.09)          (.03)
Distributions from net realized gain on
  investment transactions                       (.03)          (.02)            -0-
Total dividends and distributions               (.11)          (.11)          (.03)
Net asset value, end of period                $14.17         $12.77         $10.92

TOTAL RETURN
Total investment return based on
  net asset value(e)                           11.86%         18.04%          9.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $212,915       $106,973        $37,645
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .85%(f)(g)(h) 1.02%(g)       1.28%(f)
  Expenses, before waivers/reimbursements        .85%(f)(g)(h) 1.02%(g)       1.84%(f)
  Net investment income                          .21%(f)(h)     .66%(c)        .58%(c)(d)(f)
Portfolio turnover rate                            2%            32%            28%


See footnote summary on page 65.


48 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Wealth Appreciation
                                                            Strategy
                                            -----------------------------------------
                                                             Class R
                                            -----------------------------------------
                                            Six Months
                                               Ended                      February 17,
                                            February 28,    Year Ended     2004(i) to
                                               2006         August 31,     August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $12.69         $10.89         $11.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                 (.03)          (.02)(c)        .02(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  1.48           1.91           (.42)
Net increase (decrease) in net asset
  value from operations                         1.45           1.89           (.40)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)          (.07)            -0-
Distributions from net realized gain
  on investment transactions                    (.03)          (.02)            -0-
Total dividends and distributions               (.09)          (.09)            -0-
Net asset value, end of period                $14.05         $12.69         $10.89

TOTAL RETURN
Total investment return based on
  net asset value(e)                           11.45%         17.37%         (3.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $1,770           $117            $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%(f)(g)(h) 1.67%(g)       1.70%(f)
  Expenses, before waivers/reimbursements       1.40%(f)(g)(h) 1.67%(g)       2.18%(f)
  Net investment income (loss)                  (.46)%(f)(h)   (.17)%(c)       .32%(c)(f)
Portfolio turnover rate                            2%            32%            28%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 49


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                  Wealth Appreciation
                                                       Strategy
                                               --------------------------
                                                        Class K
                                               --------------------------
                                               Six Months
                                                  Ended        March 1,
                                               February 28,   2005(i) to
                                                   2006       August 31,
                                               (unaudited)       2005
                                               -----------    -----------
Net asset value, beginning of period             $12.74         $12.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                    (.01)           .01
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                     1.50            .54
Net increase in net asset value from
  operations                                       1.49            .55

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income               (.09)            -0-
Distributions from net realized gain on
  investment transactions                          (.03)            -0-
Total dividends and distributions                  (.12)            -0-
Net asset value, end of period                   $14.11         $12.74

TOTAL RETURN
Total investment return based on net
  asset value(e)                                  11.70%          4.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $2,538            $10
Ratio to average net assets of:
  Expenses(f)(g)                                   1.11%(h)       1.35%
  Net investment income (loss)(f)                  (.25)%(h)       .24%
Portfolio turnover rate                               2%            32%


See footnote summary on page 65.


50 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                  Wealth Appreciation
                                                       Strategy
                                               --------------------------
                                                        Class I
                                               --------------------------
                                               Six Months
                                                  Ended        March 1,
                                               February 28,    2005(i) to
                                                   2006         August 31,
                                               (unaudited)        2005
                                               -----------    -----------
Net asset value, beginning of period             $12.75         $12.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                            .05            .03
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                     1.46            .53
Net increase in net asset value from
  operations                                       1.51            .56

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income               (.09)            -0-
Distributions from net realized gain on
  investment transactions                          (.03)            -0-
Total dividends and distributions                  (.12)            -0-
Net asset value, end of period                   $14.14         $12.75

TOTAL RETURN
Total investment return based on
  net asset value(e)                              11.89%          4.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                                $2,275            $10
Ratio to average net assets of:
  Expenses(f)(g)                                    .84%(h)       1.05%
  Net investment income(f)                          .69%(h)        .54%
Portfolio turnover rate                               2%            32%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 51


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                        Balanced Wealth
                                                           Strategy
                                            -----------------------------------------
                                                            Class A
                                            -----------------------------------------
                                           Six Months
                                               Ended                       September 2,
                                           February 28,    Year Ended      2003(a) to
                                               2006         August 31,     August 31,
                                           (unaudited)         2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.96         $10.78         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .10            .17(c)         .15(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .79           1.24            .73
Net increase in net asset value from
  operations                                     .89           1.41            .88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.10)          (.22)          (.10)
Distributions from net realized gain
  on investment transactions                    (.04)          (.01)            -0-
Total dividends and distributions               (.14)          (.23)          (.10)
Net asset value, end of period                $12.71         $11.96         $10.78

TOTAL RETURN
Total investment return based on
  net asset value(e)                            7.55%         13.22%          8.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $750,548       $522,962       $185,724
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.00%(f)(g)(h) 1.13%(g)       1.25%(f)
  Expenses, before waivers/reimbursements       1.00%(f)(g)(h) 1.13%(g)       1.67%(f)
  Net investment income                         1.68%(f)(h)    1.45%(c)       1.57%(c)(d)(f)
Portfolio turnover rate                            1%            59%            59%


See footnote summary on page 65.


52 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Balanced Wealth
                                                           Strategy
                                            -----------------------------------------
                                                            Class B
                                            -----------------------------------------
                                            Six Months
                                               Ended                      September 2,
                                           February 28,    Year Ended     2003(a) to
                                                2006       August 31,     August 31,
                                            (unaudited)       2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.91         $10.74         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .06            .09(c)         .09(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .78           1.24            .71
Net increase in net asset value from
  operations                                     .84           1.33            .80

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)          (.15)          (.06)
Distributions from net realized gain
  on investment transactions                    (.04)          (.01)            -0-
Total dividends and distributions               (.10)          (.16)          (.06)
Net asset value, end of period                $12.65         $11.91         $10.74

TOTAL RETURN
Total investment return based on
  net asset value(e)                            7.11%         12.46%          8.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $364,059       $276,275       $123,265
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.71%(f)(g)(h) 1.84%(g)       1.95%(f)
  Expenses, before waivers/reimbursements       1.71%(f)(g)(h) 1.84%(g)       2.37%(f)
  Net investment income                          .97%(f)(h)     .75%(c)        .88%(c)(d)(f)
Portfolio turnover rate                            1%            59%            59%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 53


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                        Balanced Wealth
                                                            Strategy
                                            -----------------------------------------
                                                             Class C
                                            -----------------------------------------
                                            Six Months
                                               Ended                       September 2,
                                            February 28,    Year Ended      2003(a) to
                                                2006        August 31,     August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.91         $10.74         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .06            .09(c)         .08(c)(d)
Net realized and unrealized gain on
  investment and  foreign currency
  transactions                                   .79           1.24            .72
Net increase in net asset value from
  operations                                     .85           1.33            .80

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)          (.15)          (.06)
Distributions from net realized gain
  on investment transactions                    (.04)          (.01)            -0-
Total dividends and distributions               (.10)          (.16)          (.06)
Net asset value, end of period                $12.66         $11.91         $10.74

TOTAL RETURN
Total investment return based on
  net asset value(e)                            7.20%         12.46%          8.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $309,265       $203,262        $85,171
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.70%(f)(g)(h) 1.83%(g)       1.96%(f)
  Expenses, before waivers/reimbursements       1.70%(f)(g)(h) 1.83%(g)       2.38%(f)
  Net investment income                          .99%(f)(h)     .76%(c)        .85%(c)(d)(f)
Portfolio turnover rate                            1%            59%            59%


See footnote summary on page 65.


54 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                         Balanced Wealth
                                                            Strategy
                                            -----------------------------------------
                                                          Advisor Class
                                            -----------------------------------------
                                            Six Months
                                               Ended                      September 2,
                                            February 28,   Year Ended      2003(a) to
                                                2006        August 31,     August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.98         $10.79         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .11            .20(c)         .19(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .81           1.25            .72
Net increase in net asset value from
  operations                                     .92           1.45            .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.12)          (.25)          (.12)
Distributions from net realized gain on
  investment transactions                       (.04)          (.01)            -0-
Total dividends and distributions               (.16)          (.26)          (.12)
Net asset value, end of period                $12.74         $11.98         $10.79

TOTAL RETURN
Total investment return based on
  net asset value(e)                            7.77%         13.60%          9.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $71,081        $53,679        $15,790
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .70%(f)(g)(h)  .84%(g)        .98%(f)
  Expenses, before waivers/reimbursements        .70%(f)(g)(h)  .84%(g)       1.52%(f)
  Net investment income                         1.89%(f)(h)    1.69%(c)       1.80%(c)(d)(f)
Portfolio turnover rate                            1%            59%            59%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 55


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Balanced Wealth
                                                           Strategy
                                            -----------------------------------------
                                                            Class R
                                            -----------------------------------------
                                            Six Months
                                               Ended                      February 17
                                           February 28,    Year Ended     2004(i) to
                                                2006       August 31,     August 31,
                                            (unaudited)       2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.95         $10.77         $10.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .00(j)         .18(c)         .08(c)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .87           1.20           (.25)
Net increase (decrease) in net asset
  value from operations                          .87           1.38           (.17)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.09)          (.19)          (.05)
Distributions from net realized gain
  on investment transactions                    (.04)          (.01)            -0-
Total dividends and distributions               (.13)          (.20)          (.05)
Net asset value, end of period                $12.69         $11.95         $10.77

TOTAL RETURN
Total investment return based on
  net asset value(e)                            7.31%         12.95%         (1.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $1,435           $233            $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.34%(f)(g)(h) 1.40%(g)       1.40%(f)
  Expenses, before waivers/reimbursements       1.34%(f)(g)(h) 1.42%(g)       1.79%(f)
  Net investment income                          .04%(f)(h)    1.57%(c)       1.48%(c)(f)
Portfolio turnover rate                            1%            59%            59%


See footnote summary on page 65.


56 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Balanced Wealth
                                                          Strategy
                                                  --------------------------
                                                            Class K
                                                  --------------------------
                                                  Six Months
                                                     Ended         March 1,
                                                 February 28,     2005(i) to
                                                      2006        August 31,
                                                  (unaudited)        2005
                                                  -----------    -----------
Net asset value, beginning of period                $11.96         $11.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                               .01            .04(c)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                         .88            .41
Net increase in net asset value from
  operations                                           .89            .45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                  (.11)          (.10)
Distributions from net realized gain on
  investment transactions                             (.04)            -0-
Total dividends                                       (.15)          (.10)
Net asset value, end of period                      $12.70         $11.96

TOTAL RETURN
Total investment return based on net
  asset value(e)                                      7.55%          3.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $2,654           $103
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)       1.06%(h)       1.15%
  Expenses, before waivers/reimbursements(f)(g)       1.06%(h)       1.37%
  Net investment income)(f)                            .22%(h)        .88%(c)
Portfolio turnover rate                                  1%            59%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 57


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Balanced Wealth
                                                           Strategy
                                                  --------------------------
                                                            Class I
                                                  --------------------------
                                                  Six Months
                                                     Ended         March 1,
                                                  February 28,    2005(i) to
                                                      2006        August 31,
                                                  (unaudited)       2005
                                                  -----------    -----------
Net asset value, beginning of period                $11.96         $11.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                               .13            .09
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                         .78            .37
Net increase in net asset value from
  operations                                           .91            .46

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                  (.12)          (.11)
Distributions from net realized gain on
  investment transactions                             (.04)            -0-
Total dividends and distributions                     (.16)          (.11)
Net asset value, end of period                      $12.71         $11.96

TOTAL RETURN
Total investment return based on net
  asset value(e)                                      7.72%          4.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $482            $10
Ratio to average net assets of:
  Expenses(f)(g)                                       .73%(h)        .88%
  Net investment income(f)                            2.07%(h)       1.49%
Portfolio turnover rate                                  1%            59%


See footnote summary on page 65.


58 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                     Wealth Preservation
                                                           Strategy
                                            -----------------------------------------
                                                            Class A
                                            -----------------------------------------
                                            Six Months
                                               Ended                      September 2,
                                            February 28,   Year Ended      2003(a) to
                                                2006        August 31,     August 31,
                                            (unaudited)       2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.17         $10.62         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .14            .19(c)         .18(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .31            .64            .55
Net increase in net asset value from
  operations                                     .45            .83            .73

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.12)          (.25)          (.11)
Distributions from net realized gain on
  investment transactions                       (.01)          (.02)            -0-
Tax return of capital                             -0-          (.01)            -0-
Total dividends and distributions               (.13)          (.28)          (.11)
Net asset value, end of period                $11.49         $11.17         $10.62

TOTAL RETURN
Total investment return based on
  net asset value(e)                            4.06%          7.91%          7.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $221,157       $166,006        $64,467
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.04%(f)(g)(h) 1.20%(g)       1.26%(f)
  Expenses, before waivers/reimbursements       1.04%(f)(g)(h) 1.21%(g)       1.91%(f)
  Net investment income                         2.50%(f)(h)    1.74%(c)       1.90%(c)(d)(f)
Portfolio turnover rate                            1%            81%           126%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 59


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Wealth Preservation
                                                            Strategy
                                            -----------------------------------------
                                                             Class B
                                            -----------------------------------------
                                            Six Months
                                               Ended                       September 2,
                                            February 28,    Year Ended     2003(a) to
                                                2006        August 31,     August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.13         $10.59         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .10            .11(c)         .12(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .31            .64            .54
Net increase in net asset value from
  operations                                     .41            .75            .66

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.09)          (.18)          (.07)
Distributions from net realized gain on
  investment transactions                       (.01)          (.02)            -0-
Tax return of capital                             -0-          (.01)            -0-
Total dividends and distributions               (.10)          (.21)          (.07)
Net asset value, end of period                $11.44         $11.13         $10.59

TOTAL RETURN
Total investment return based on
  net asset value(e)                            3.63%          7.14%          6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $107,501        $87,971        $36,948
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.75%(f)(g)(h) 1.90%(g)       1.95%(f)
  Expenses, before waivers/reimbursements       1.75%(f)(g)(h) 1.93%(g)       2.64%(f)
  Net investment income                         1.81%(f)(h)    1.03%(c)       1.23%(c)(d)(f)
Portfolio turnover rate                            1%            81%           126%


See footnote summary on page 65.


60 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Wealth Preservation
                                                            Strategy
                                            -----------------------------------------
                                                             Class C
                                            -----------------------------------------
                                            Six Months
                                               Ended                      September 2,
                                            February 28,    Year Ended     2003(a) to
                                                2006        August 31,     August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.12         $10.58         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .10            .11(c)         .12(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .31            .64            .53
Net increase in net asset value from
  operations                                     .41            .75            .65

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.09)          (.18)          (.07)
Distributions from net realized gain on
  investment transactions                       (.01)          (.02)            -0-
Tax return of capital                             -0-          (.01)            -0-
Total dividends and distributions               (.10)          (.21)          (.07)
Net asset value, end of period                $11.43         $11.12         $10.58

TOTAL RETURN
Total investment return based on
  net asset value(e)                            3.63%          7.15%          6.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $111,919        $81,802        $38,857
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.74%(f)(g)(h) 1.90%(g)       1.95%(f)
  Expenses, before waivers/reimbursements       1.74%(f)(g)(h) 1.91%(g)       2.61%(f)
  Net investment income                         1.82%(f)(h)    1.05%(c)       1.23%(c)(d)(f)
Portfolio turnover rate                            1%            81%           126%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 61


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Wealth Preservation
                                                            Strategy
                                            -----------------------------------------
                                                         Advisor Class
                                            -----------------------------------------
                                            Six Months
                                               Ended                      September 2,
                                            February 28,   Year Ended      2003(a) to
                                                2006        August 31,     August 31,
                                            (unaudited)       2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.18         $10.63         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                         .15            .23(c)         .21(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                   .31            .63            .55
Net increase in net asset value from
  operations                                     .46            .86            .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.14)          (.28)          (.13)
Distributions from net realized gain on
  investment transactions                       (.01)          (.02)            -0-
Tax return of capital                             -0-          (.01)            -0-
Total dividends and distributions               (.15)          (.31)          (.13)
Net asset value, end of period                $11.49         $11.18         $10.63

TOTAL RETURN
Total investment return based on
  net asset value(e)                            4.12%          8.19%          7.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $21,637        $19,741        $43,811
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .75%(f)(g)(h)  .90%(g)        .97%(f)
  Expenses, before waivers/reimbursements        .75%(f)(g)(h)  .90%(g)       1.70%(f)
  Net investment income                         2.74%(f)(h)    2.12%(c)       2.14%(c)(d)(f)
Portfolio turnover rate                            1%            81%           126%


See footnote summary on page 65.


62 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Wealth Preservation
                                                           Strategy
                                            -----------------------------------------
                                                            Class R
                                            -----------------------------------------
                                            Six Months
                                               Ended                      February 17,
                                            February 28,    Year Ended     2004(i) to
                                                2006        August 31,     August 31,
                                            (unaudited)        2005           2004
                                            -----------    -----------    -----------
Net asset value, beginning of period          $11.18         $10.62         $10.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                      .12            .17            .11
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .31            .64           (.09)
Net increase in net asset value from
  operations                                     .43            .81            .02

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.10)          (.22)          (.06)
Distributions from net realized gain on
  investment transactions                       (.01)          (.02)            -0-
Tax return of capital                             -0-          (.01)            -0-
Total dividends and distributions               (.11)          (.25)          (.06)
Net asset value, end of period                $11.50         $11.18         $10.62

TOTAL RETURN
Total investment return based on
  net asset value(e)                            3.84%          7.70%           .21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $1,209           $888            $12
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%(f)(g)(h) 1.40%(g)       1.40%(f)
  Expenses, before waivers/reimbursements       1.44%(f)(g)(h) 1.54%(g)       2.10%(f)
  Net investment income(c)                      2.18%(f)(h)    1.46%          1.91%(f)
Portfolio turnover rate                            1%            81%           126%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 63


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Wealth Preservation
                                                          Strategy
                                                 --------------------------
                                                           Class K
                                                 --------------------------
                                                  Six Months
                                                    Ended         March 1,
                                                 February 28,    2005(i) to
                                                     2006        August 31,
                                                 (unaudited)        2005
                                                 -----------    -----------
Net asset value, beginning of period                $11.17         $10.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                               .14            .06(c)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                         .31            .24
Net increase in net asset value from
  operations                                           .45            .30

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                  (.13)          (.11)
Distributions from net realized gain on
  investment transactions                             (.01)            -0-
Tax return of capital                                   -0-          (.00)(k)
Total dividends and distributions                     (.14)          (.11)
Net asset value, end of period                      $11.48         $11.17

TOTAL RETURN
Total investment return based on
  net asset value(e)                                  3.98%          2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $123            $84
Ratio to average net assets of:
  Expenses net of waivers/reimbursements(f)(g)        1.12%(h)       1.15%
  Expenses, before waivers/reimbursements(f)(g)       1.12%(h)       1.39%
  Net investment income(f)                            2.55%(h)       1.22%(c)
Portfolio turnover rate                                  1%            81%


See footnote summary on page 65.


64 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                     Wealth Preservation
                                                          Strategy
                                                 --------------------------
                                                           Class I
                                                 --------------------------
                                                   Six Months
                                                     Ended         March 1,
                                                  February 28,    2005(i) to
                                                      2006       August 31,
                                                  (unaudited)       2005
                                                  -----------    -----------
Net asset value, beginning of period                $11.16         $10.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                               .18            .10(c)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                         .29            .21
Net increase in net asset value from
  operations                                           .47            .31

LESS: DIVIDENDS
Dividends from net investment income                  (.14)          (.12)
Distributions from net realized gain on
  investment transactions                             (.01)            -0-
Tax return of capital                                   -0-          (.01)
Total dividends and distributions                     (.15)          (.13)
Net asset value, end of period                      $11.48         $11.16

TOTAL RETURN
Total investment return based on net
  asset value(e)                                      4.23%          2.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $648            $10
Ratio to average net assets of:
  Expenses net of waivers/reimbursements(f)(g)         .78%(h)        .90%
  Expenses, before waivers/reimbursements(f)(g)        .78%(h)        .95%
  Net investment income(f)                            3.13%(h)       1.85%(c)
Portfolio turnover rate                                  1%            81%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d)  Net of expenses waived and reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. The estimated blended expense ratio of the Underlying Portfolios was .08%, .08% and .07%, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 28, 2006.

(h) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(i)  Commencement of distribution.

(j)  Amount is less than $.005.

(k)  Amount is less than $(.005).


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 65


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Wealth Appreciation Strategy (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Trustees of the Fund, each such Trustee to hold office until his or her successor is duly elected and qualified.

                                                                   Withheld
                                    Voted For                     Authority
                              ------------------------------------------------
     Ruth Block                   143,700,322                     3,267,191
     David H. Dievler             143,749,856                     3,217,657
     John H. Dobkin               143,808,620                     3,158,893
     Michael J. Downey            143,754,345                     3,213,167
     William H. Foulk, Jr.        143,715,894                     3,251,619
     D. James Guzy                143,456,329                     3,511,184
     Marc O. Mayer                143,789,990                     3,177,523
     Marshall C. Turner, Jr.      143,765,404                     3,202,109

3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                     Voted                      Broker
                                    Voted For       Against      Abstained     Non-Votes
                                ---------------------------------------------------------
3.A. Diversification               22,705,427       393,808       437,632      6,828,811
3.B. Issuing Senior Securities     22,709,639       388,814       438,414      6,828,811
     and Borrowing Money
3.D. Concentration of              22,690,487       410,394       435,986      6,828,811
     Investments
3.E. Real Estate and               22,739,434       381,904       415,528      6,828,811
     Companies That Deal
     In Real Estate
3.F. Commodity Contracts           22,704,346       390,661       441,860      6,828,811
     and Futures Contracts
3.G. Loans                         22,694,447       399,210       443,209      6,828,811
3.I. Exercising Control            22,701,583       392,914       442,369      6,828,811
3.N. Pledging, Hypothecating,      22,680,432       423,541       432,893      6,828,811
     Mortgaging or Otherwise
     Encumbering Assets


66 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Balanced Wealth Strategy (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Trustees of the Fund, each such Trustee to hold office until his or her successor is duly elected and qualified.

                                                                Withheld
                                    Voted For                   Authority
                              ------------------------------------------------
     Ruth Block                   143,700,322                   3,267,191
     David H. Dievler             143,749,856                   3,217,657
     John H. Dobkin               143,808,620                   3,158,893
     Michael J. Downey            143,754,345                   3,213,167
     William H. Foulk, Jr.        143,715,894                   3,251,619
     D. James Guzy                143,456,329                   3,511,184
     Marc O. Mayer                143,789,990                   3,177,523
     Marshall C. Turner, Jr.      143,765,404                   3,202,109

3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                    Voted                       Broker
                                    Voted For      Against     Abstained      Non-Votes
                                ---------------------------------------------------------
3.A. Diversification               39,782,116     1,218,642       431,709     12,220,884
3.B. Issuing Senior Securities     39,715,676     1,277,360       439,431     12,220,884
     and Borrowing Money
3.D. Concentration of              39,787,311     1,199,259       445,897     12,220,884
     Investments
3.E. Real Estate and               39,742,900     1,248,932       440,635     12,220,884
     Companies That Deal
     In Real Estate
3.F. Commodity Contracts           39,637,654     1,357,858       436,955     12,220,884
     and Futures Contracts
3.G. Loans                         39,662,052     1,301,441       468,974     12,220,884
3.I. Exercising Control            39,773,502     1,231,830       427,135     12,220,884
3.N. Pledging, Hypothecating,      39,711,564     1,248,828       472,075     12,220,884
     Mortgaging or Otherwise
     Encumbering Assets


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 67


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Wealth Preservation Strategy (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Trustees of the Fund, each such Trustee to hold office until his or her successor is duly elected and qualified.

                                                                 Withheld
                                    Voted For                   Authority
                              ------------------------------------------------
     Ruth Block                   143,700,322                   3,267,191
     David H. Dievler             143,749,856                   3,217,657
     John H. Dobkin               143,808,620                   3,158,893
     Michael J. Downey            143,754,345                   3,213,167
     William H. Foulk, Jr.        143,715,894                   3,251,619
     D. James Guzy                143,456,329                   3,511,184
     Marc O. Mayer                143,789,990                   3,177,523
     Marshall C. Turner, Jr.      143,765,404                   3,202,109

3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                                     Voted                       Broker
                                    Voted For       Against      Abstained     Non-Votes
                                ---------------------------------------------------------
3.A. Diversification               14,126,415       444,279       230,694      4,349,972
3.B. Issuing Senior Securities     14,121,435       440,882       239,071      4,349,972
     and Borrowing Money
3.D. Concentration of              14,140,125       432,134       229,128      4,349,972
     Investments
3.E. Real Estate and               14,147,765       428,638       224,985      4,349,972
     Companies That Deal
     In Real Estate
3.F. Commodity Contracts           14,156,170       412,625       232,592      4,349,972
     and Futures Contracts
3.G. Loans                         14,124,263       445,350       231,774      4,349,972
3.I. Exercising Control            14,123,551       446,263       231,573      4,349,972
3.N. Pledging, Hypothecating,      14,166,004       404,842       230,542      4,349,972
     Mortgaging or Otherwise
     Encumbering Assets


68 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew Demakis(2), Vice President
Thomas J. Fontaine(2), Vice President
Joshua Lisser(2), Vice President
Seth J. Masters(2), Vice President
Christopher Nikolich(2), Vice President
Emilie D. Wrapp, Clerk
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller and Chief Accounting Officer


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team. Messrs. Demakis, Fontaine, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy's portfolio.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 69


Pages 70-143 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. A copy of the Underlying Portfolios' unaudited semi-annual report is available upon request.


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  34.9%   Financial
[ ]  12.1%   Energy
[ ]   9.5%   Consumer Growth
[ ]   8.9%   Consumer Staples
[ ]   8.7%   Utilities
[ ]   7.3%   Technology
[ ]   5.7%   Capital Equipment
[ ]   4.3%   Consumer Cyclicals                     [PIE CHART OMITTED]
[ ]   2.9%   Industrial Commodities
[ ]   1.3%   Services
[ ]   0.4%   Consumer Services
[ ]   0.3%   Non-Financial

[ ]   3.7%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  31.4%   Technology
[ ]  22.0%   Health Care
[ ]  15.3%   Finance
[ ]  11.9%   Consumer Services
[ ]   8.8%   Energy                                 [PIE CHART OMITTED]
[ ]   6.0%   Consumer Staples
[ ]   2.2%   Aerospace & Defense
[ ]   1.2%   Capital Goods

[ ]   1.2%   Short-Term


* All data are as of February 28, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


70 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*
[ ]  34.3%   Diversified
[ ]  15.6%   Office
[ ]  11.0%   Shopping Centers
[ ]   9.4%   Apartments
[ ]   8.6%   Regional Malls
[ ]   8.6%   Industrial
[ ]   4.9%   Lodging                                [PIE CHART OMITTED]
[ ]   2.4%   Self Storage
[ ]   1.6%   Retail
[ ]   1.2%   Miscellaneous
[ ]   0.7%   Health Care
[ ]   0.4%   Specialty

[ ]   1.3%   Short-Term


COUNTRY BREAKDOWN*
[ ]  43.7%   United States
[ ]   9.9%   Japan
[ ]   8.7%   Australia
[ ]   8.0%   Canada
[ ]   7.6%   Hong Kong
[ ]   7.5%   United Kingdom
[ ]   7.4%   France                                 [PIE CHART OMITTED]
[ ]   2.9%   Singapore
[ ]   2.2%   Netherlands
[ ]   0.4%   Spain
[ ]   0.4%   Italy

[ ]   1.3%   Short-Term


* All data are as of February 28, 2006. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the sector categorization methodology of the Adviser. These industry classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 71


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN**
[ ]  34.3%   Financial
[ ]  12.1%   Energy
[ ]  11.6%   Capital Equipment
[ ]  10.7%   Industrial Commodities
[ ]   7.8%   Consumer Staples
[ ]   7.4%   Technology/Electronics
[ ]   4.8%   Utilities                              [PIE CHART OMITTED]
[ ]   3.0%   Telecommmunications
[ ]   2.7%   Medical
[ ]   2.3%   Construction & Housing
[ ]   0.9%   Consumer Cyclicals
[ ]   0.8%   Transportation

[ ]   1.6%   Short-Term


COUNTRY BREAKDOWN*
[ ]  23.3%   United Kingdom
[ ]  15.8%   France
[ ]  15.0%   Japan
[ ]   9.3%   Germany
[ ]   5.6%   South Korea
[ ]   3.9%   Netherlands
[ ]   3.7%   Spain
[ ]   2.9%   Taiwan                                 [PIE CHART OMITTED]
[ ]   2.7%   Brazil
[ ]   2.6%   Canada
[ ]   2.5%   Singapore
[ ]   2.5%   Italy
[ ]   2.4%   Switzerland
[ ]   6.2%   Other

[ ]   1.6%   Short-Term


* All data are as of February 28, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in Belgium, China, Hungary, Israel and Sweden.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


72 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  29.6%   Finance
[ ]  13.1%   Technology
[ ]   9.5%   Consumer Manufacturing
[ ]   8.9%   Health Care
[ ]   7.5%   Energy
[ ]   7.5%   Consumer Services
[ ]   6.7%   Capital Goods                          [PIE CHART OMITTED]
[ ]   5.9%   Multi-Industry Commodities
[ ]   3.5%   Consumer Staples
[ ]   3.4%   Basic Industry
[ ]   1.7%   Aerospace & Defense

[ ]   2.7%   Short Term


COUNTRY BREAKDOWN*
[ ]  30.7%   Japan
[ ]  14.6%   Switzerland
[ ]  12.0%   France
[ ]   7.7%   United Kingdom
[ ]   3.8%   Italy
[ ]   3.6%   Ireland                                [PIE CHART OMITTED]
[ ]   3.5%   Netherlands
[ ]   2.7%   Mexico
[ ]   2.7%   Sweden
[ ]   2.1%   Greece
[ ]   2.0%   Austria
[ ]  11.9%   Other

[ ]   2.7%   Short-Term


* All data are as of February 28, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2% weightings in Barbados, Brazil, China, Germany, India, Israel, Korea, Norway, Russia, South Africa, Spain and Taiwan.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 73


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  20.7%   Financial
[ ]  11.6%   Capital Equipment
[ ]  10.9%   Consumer Growth
[ ]  10.5%   Consumer Cyclicals
[ ]   7.6%   Technology
[ ]   6.5%   Utilities
[ ]   6.1%   Consumer Staples                       [PIE CHART OMITTED]
[ ]   5.6%   Services
[ ]   5.2%   Industrial Commodities
[ ]   4.1%   Non-Financial
[ ]   3.9%   Energy

[ ]   7.3%   Short-Term


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  27.4%   Consumer Services
[ ]  21.9%   Technology
[ ]  15.3%   Health Care
[ ]   9.6%   Energy
[ ]   7.5%   Finance
[ ]   3.7%   Transportation
[ ]   3.6%   Basic Industry                         [PIE CHART OMITTED]
[ ]   2.7%   Capital Goods
[ ]   1.5%   Aerospace & Defense
[ ]   1.4%   Multi-Industry Commodities
[ ]   0.9%   Utilities
[ ]   0.4%   Consumer Staples

[ ]   4.1%   Short-Term


* All data are as of February 28, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


74 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  47.5%   U.S. Government & Government Sponsored
             Agency Obligations
[ ]  18.1%   Corporate Debt Obligations
[ ]  10.8%   Collateralized Mortgage Obligations            [PIE CHART OMITTED]
[ ]   7.4%   Asset Backed Securities
[ ]   0.7%   Commercial Mortgage Backed Securities

[ ]  15.5%   Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  29.4%   Federal National Mortgage Association
[ ]  16.0%   Corporate Debt Obligations
[ ]   9.2%   Sovereign Debt Securities
[ ]   6.2%   Commercial Mortgage Backed Securities
[ ]   6.0%   U.S. Treasury Securities                       [PIE CHART OMITTED]
[ ]   4.6%   Asset Backed Securities
[ ]   3.4%   Collateralized Mortgage Obligations
[ ]   1.6%   Federal Home Loan Mortgage Corporation

[ ]  23.6%   Short-Term


* All data are as of February 28, 2006. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 75


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  97.2%   U.S. Treasury Inflation
             Index Securities                       [PIE CHART OMITTED]

[ ]   2.8%   Short-Term


HIGH YIELD PORTFOLIO

SECTOR/INDUSTRY BREAKDOWN*
[ ]  10.0%   Utilities
[ ]   7.2%   Cable
[ ]   5.7%   Health Care
[ ]   5.7%   Communications - Fixed
[ ]   5.6%   Gaming
[ ]   5.5%   Energy
[ ]   5.4%   Financial
[ ]   4.6%   Automotive
[ ]   4.2%   Communications - Mobile                [PIE CHART OMITTED]
[ ]   4.1%   Diversified Media
[ ]   3.8%   Chemicals
[ ]   3.7%   Industrial
[ ]   3.2%   Building/Real Estate
[ ]   2.9%   Metals/Mining
[ ]   2.8%   Consumer Manufacturing
[ ]  17.6%   Other

[ ]   5.3%   Short-Term


* All data are as of February 28, 2006. The Portfolios' security type and sector/industry breakdowns are expressed as a percentage of total investments and may vary over time. "Other" sector/industry weightings for the High Yield Portfolio represent less than 2% weightings in services, paper/packaging, technology, hotel/lodging, entertainment & leisure, aerospace/defense, retail, food/beverage, non-convertible preferred stocks, supermarket/drug, publishing, containers, insurance, electronics, petroleum products and transportation.

Please note: The sector/industry classifications presented herein are based on the sector/industry categorization methodology of the Adviser.


76 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.0%

Financial-34.8%
Banks - NYC-6.8%
Citigroup, Inc.                                     1,444,500    $   66,981,465
J.P. Morgan Chase & Co.                             1,002,200        41,230,508
                                                                 --------------
                                                                    108,211,973
                                                                 --------------
Life Insurance-2.2%
Genworth Financial, Inc. Cl.A                         268,700         8,550,034
Jefferson-Pilot Corp.                                   9,900           596,475
MetLife, Inc.                                         276,650        13,865,698
Prudential Financial, Inc.                             42,800         3,297,312
Torchmark Corp.                                        43,600         2,383,612
UnumProvident Corp.                                   342,700         7,090,463
                                                                 --------------
                                                                     35,783,594
                                                                 --------------
Major Regional Banks-11.0%
Bank of America Corp.                               1,327,994        60,888,525
BB&T Corp.                                             32,700         1,292,631
Comerica, Inc.                                        163,000         9,343,160
Huntington Bancshares, Inc.                           326,300         7,847,515
KeyCorp                                                89,900         3,350,573
Mellon Financial Corp.                                308,300        11,126,547
National City Corp.                                   340,800        11,859,840
PNC Financial Services Group, Inc.                     57,600         4,052,160
Regions Financial Corp.                               330,200        11,484,356
SunTrust Banks, Inc.                                   99,200         7,179,104
U.S. Bancorp                                          216,700         6,698,197
Wachovia Corp.                                        481,350        26,989,294
Wells Fargo & Co.                                     224,600        14,419,320
                                                                 --------------
                                                                    176,531,222
                                                                 --------------
Multi-Line Insurance-2.9%
American International Group, Inc.                    498,500        33,080,460
The Hartford Financial Services Group, Inc.           151,900        12,513,522
                                                                 --------------
                                                                     45,593,982
                                                                 --------------
Property / Casualty Insurance-3.2%
ACE Ltd.                                              145,900         8,131,007
Old Republic International Corp.                      121,625         2,589,396
PartnerRe Ltd.                                         66,100         4,006,321
RenaissanceRe Holdings                                128,700         5,733,585
The Allstate Corp.                                     97,050         5,316,399
The Chubb Corp.                                        66,400         6,357,800
The St. Paul Travelers Cos., Inc.                     299,086        12,854,717
XL Capital Ltd. Cl.A                                   96,200         6,498,310
                                                                 --------------
                                                                     51,487,535
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 77


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-2.9%
Astoria Financial Corp.                                56,800    $    1,628,456
Fannie Mae                                            343,950        18,807,186
Freddie Mac                                           259,700        17,501,183
Washington Mutual, Inc.                               205,200         8,762,040
                                                                 --------------
                                                                     46,698,865
                                                                 --------------
Miscellaneous-5.8%
Federated Investors, Inc. Cl.B                        103,400         4,021,226
Lehman Brothers Holdings, Inc.                         76,300        11,135,985
MBIA, Inc.                                             89,800         5,274,852
Merrill Lynch & Co., Inc.                             389,500        30,073,295
MGIC Investment Corp.                                  28,100         1,791,375
Morgan Stanley                                        343,600        20,499,176
The Goldman Sachs Group, Inc.                         111,800        15,796,222
Waddell & Reed Financial Inc. Cl.A                    151,300         3,523,777
                                                                 --------------
                                                                     92,115,908
                                                                 --------------
                                                                    556,423,079
                                                                 --------------
Energy-12.1%
Gas Pipelines-0.1%
El Paso Corp.                                          56,000           732,480
                                                                 --------------
Offshore Drilling-1.5%
Diamond Offshore Drilling, Inc.                        54,200         4,194,538
ENSCO International, Inc.                              78,200         3,494,758
GlobalSantaFe Corp.                                   117,000         6,474,780
Noble Corp.                                            69,500         5,136,745
Rowan Cos., Inc.                                      126,800         5,103,700
                                                                 --------------
                                                                     24,404,521
                                                                 --------------
Oils - Integrated Domestic-2.9%
Conocophillips                                        333,100        20,305,776
Marathon Oil Corp.                                    128,100         9,043,860
Occidental Petroleum Corp.                            108,700         9,950,398
Total SA (ADR)                                         60,100         7,580,413
                                                                 --------------
                                                                     46,880,447
                                                                 --------------
Oils - Integrated International-7.6%
BP Plc (ADR)                                           99,700         6,622,074
Chevron Corp.                                         501,600        28,330,368
Exxon Mobil Corp.                                   1,446,300        85,866,831
                                                                 --------------
                                                                    120,819,273
                                                                 --------------
                                                                    192,836,721
                                                                 --------------
Consumer Growth-9.5%
Advertising-0.4%
The Interpublic Group of Cos., Inc.(a)                611,100         6,330,996
                                                                 --------------


78 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Drugs-5.0%
Bristol-Myers Squibb Co.                              201,800    $    4,661,580
Eli Lilly & Co.                                       153,300         8,526,546
Merck & Co., Inc.                                     643,200        22,421,952
Pfizer, Inc.                                        1,699,500        44,509,905
                                                                 --------------
                                                                     80,119,983
                                                                 --------------
Entertainment-2.4%
The Walt Disney Co.                                   198,900         5,567,211
Time Warner, Inc.                                   1,335,900        23,124,429
Viacom, Inc. Cl.B(a)                                  243,750         9,740,250
                                                                 --------------
                                                                     38,431,890
                                                                 --------------
Hospital Management-0.4%
HCA, Inc.                                              99,200         4,751,680
Tenet Healthcare Corp.(a)                             157,800         1,245,042
                                                                 --------------
                                                                      5,996,722
                                                                 --------------
Hospital Supplies-0.4%
Medco Health Solutions, Inc.(a)                       113,300         6,313,076
                                                                 --------------
Other Medical-0.1%
AmerisourceBergen Corp.                                40,200         1,848,798
                                                                 --------------
Radio - TV Broadcasting-0.8%
Comcast Corp. Cl.A(a)                                 303,800         8,150,954
Comcast Corp. Cl.A Special(a)                         148,950         3,984,412
                                                                 --------------
                                                                     12,135,366
                                                                 --------------
                                                                    151,176,831
                                                                 --------------
Consumer Staples-8.9%
Beverages - Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Cl.B                          18,900         1,185,975
PepsiCo, Inc.                                         124,100         7,335,551
The Coca-Cola Co.                                     342,000        14,353,740
                                                                 --------------
                                                                     22,875,266
                                                                 --------------
Foods-1.7%
Bunge Ltd.                                             53,800         3,049,922
ConAgra Foods, Inc.                                   419,900         8,830,497
Del Monte Foods Co.                                   229,400         2,495,872
General Mills, Inc.                                   198,500         9,776,125
Kellogg Co.                                             9,500           420,945
Kraft Foods, Inc. Cl.A                                 32,700           983,943
Sara Lee Corp.                                         99,400         1,756,398
                                                                 --------------
                                                                     27,313,702
                                                                 --------------
Restaurants-0.8%
Darden Restaurants, Inc.                               12,700           532,638
McDonald's Corp.                                      357,200        12,469,852
                                                                 --------------
                                                                     13,002,490
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 79


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retail - Food-1.2%
Kroger Co.(a)                                         398,300    $    7,981,932
Safeway, Inc.                                         317,400         7,715,994
SUPERVALU, Inc.                                       119,150         3,765,140
                                                                 --------------
                                                                     19,463,066
                                                                 --------------
Soaps-1.5%
The Clorox Co.                                        152,900         9,319,255
The Procter & Gamble Co.                              120,700         7,233,551
Unilever NV                                            96,000         6,680,640
                                                                 --------------
                                                                     23,233,446
                                                                 --------------
Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                             33,000         1,046,760
                                                                 --------------
Tobacco-2.2%
Altria Group, Inc.                                    395,250        28,418,475
UST, Inc.                                             173,900         6,761,232
                                                                 --------------
                                                                     35,179,707
                                                                 --------------
                                                                    142,114,437
                                                                 --------------
Utilities-8.6%
Electric Companies-3.0%
Alliant Energy Corp.                                   17,600           582,560
American Electric Power Co., Inc.                     140,850         5,141,025
Constellation Energy Group                             34,350         2,017,719
Dominion Resources, Inc.                              189,300        14,216,430
Edison International                                   11,100           492,396
Entergy Corp.                                         143,700        10,419,687
Exelon Corp.                                           27,600         1,576,236
FirstEnergy Corp.                                     135,600         6,926,448
Northeast Utilities                                   137,900         2,705,598
Wisconsin Energy Corp.                                 85,125         3,479,059
Xcel Energy, Inc.                                      30,600           567,936
                                                                 --------------
                                                                     48,125,094
                                                                 --------------
Telephone-5.6%
AT&T, Inc.                                            577,000        15,919,430
BellSouth Corp.                                       537,400        16,971,092
Crown Castle International Corp.(a)                   287,600         9,016,260
Sprint Corp.                                          766,100        18,409,383
Verizon Communications, Inc.                          887,800        29,918,860
                                                                 --------------
                                                                     90,235,025
                                                                 --------------
                                                                    138,360,119
                                                                 --------------
Technology-7.2%
Communication - Equip. Mfrs.-1.0%
ADC Telecommunications, Inc.(a)                       209,799         5,312,110
Corning, Inc.(a)                                      168,600         4,115,526
Tellabs, Inc.(a)                                      467,600         6,869,044
                                                                 --------------
                                                                     16,296,680
                                                                 --------------
Communication Services-0.2%
American Tower Corp. Cl.A(a)                           90,000         2,864,700
                                                                 --------------


80 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Communications Equipment-0.3%
Nokia Corp. (ADR)                                     231,100    $    4,293,838
                                                                 --------------
Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                    339,400         3,685,884
Flextronics International, Ltd.(a)                    319,100         3,443,089
Sanmina-SCI Corp.(a)                                  599,600         2,314,456
Solectron Corp.(a)                                    959,100         3,462,351
                                                                 --------------
                                                                     12,905,780
                                                                 --------------
Computers-2.8%
EMC Corp.(a)                                          493,200         6,914,664
Hewlett-Packard Co.                                   910,800        29,883,348
International Business Machines Corp.                 106,500         8,545,560
                                                                 --------------
                                                                     45,343,572
                                                                 --------------
Computer Services/Software-1.1%
Electronic Data Systems Corp.                         388,400        10,370,280
Microsoft Corp.                                       266,000         7,155,400
                                                                 --------------
                                                                     17,525,680
                                                                 --------------
Semiconductors-0.6%
Agere Systems, Inc. Cl.A(a)                           328,130         4,406,786
Intel Corp.                                           257,900         5,312,740
                                                                 --------------
                                                                      9,719,526
                                                                 --------------
Miscellaneous Industrial Technology-0.4%
Arrow Electronics, Inc.(a)                            136,200         4,738,398
Avnet, Inc.(a)                                         12,700           319,151
Tech Data Corp.(a)                                     42,875         1,780,599
                                                                 --------------
                                                                      6,838,148
                                                                 --------------
                                                                    115,787,924
                                                                 --------------
Capital Equipment-5.7%
Aerospace & Defense-1.6%
Goodrich Corp.                                        115,300         4,824,152
Northrop Grumman Corp.                                200,900        12,877,690
The Boeing Co.                                        101,300         7,363,497
                                                                 --------------
                                                                     25,065,339
                                                                 --------------
Auto Trucks - Parts-0.3%
Eaton Corp.                                            81,900         5,705,973
                                                                 --------------
Defense-0.5%
Lockheed Martin Corp.                                 108,700         7,920,969
                                                                 --------------
Electrical Equipment-2.1%
Cooper Industries, Ltd. Cl.A                           54,800         4,586,760
General Electric Co.                                  757,400        24,895,738
Hubbell, Inc. Cl.B                                     96,275         4,473,899
                                                                 --------------
                                                                     33,956,397
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 81


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Capital Goods-1.2%
Ingersoll-Rand Co., Ltd. Cl.A                         144,000    $    5,908,320
SPX Corp.                                             132,300         6,515,775
Textron, Inc.                                          72,800         6,414,408
                                                                 --------------
                                                                     18,838,503
                                                                 --------------
                                                                     91,487,181
                                                                 --------------
Consumer Cyclicals-4.3%
Apparel Manufacturing-0.4%
Jones Apparel Group, Inc.                             136,600         3,950,472
VF Corp.                                               51,775         2,837,270
                                                                 --------------
                                                                      6,787,742
                                                                 --------------
Autos & Auto Parts-1.8%
American Axle & Manufacturing Holdings, Inc.           25,000           405,500
Autoliv, Inc.                                         162,800         8,717,940
BorgWarner, Inc.                                       64,800         3,613,896
Dana Corp.                                             53,900            94,864
Johnson Controls, Inc.                                 46,300         3,299,801
Lear Corp.                                             63,075         1,315,745
Magna International, Inc. Cl.A                         55,300         4,115,426
Toyota Motor Corp. (ADR)                               58,900         6,294,643
                                                                 --------------
                                                                     27,857,815
                                                                 --------------
Retailers-1.4%
Limited Brands, Inc.                                  282,000         6,674,940
Nordstrom, Inc.                                        29,300         1,113,400
Office Depot, Inc.(a)                                 309,400        11,039,392
Target Corp.                                           75,400         4,101,760
                                                                 --------------
                                                                     22,929,492
                                                                 --------------
Tires & Rubber Goods-0.1%
Cooper Tire & Rubber Co.                               61,700           919,330
                                                                 --------------
Toys-0.5%
Mattel, Inc.                                          455,500         7,675,175
                                                                 --------------
Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                90,900         2,260,683
                                                                 --------------
                                                                     68,430,237
                                                                 --------------
Industrial Commodities-2.8%
Chemicals-1.4%
E.I. du Pont de Nemours & Co.                         164,400         6,615,456
Eastman Chemical Co.                                   27,800         1,371,374
PPG Industries, Inc.                                  163,400         9,906,942
The Lubrizol Corp.                                    123,500         5,342,610
                                                                 --------------
                                                                     23,236,382
                                                                 --------------
Containers - Metal/Glass/Paper-0.3%
Owens-Illinois, Inc.(a)                               275,200         5,157,248
                                                                 --------------


82 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Paper-1.1%
Kimberly-Clark Corp.                                  200,000    $   11,836,000
Smurfit-Stone Container Corp.(a)                      281,700         3,695,904
Temple-Inland, Inc.                                    40,400         1,723,868
                                                                 --------------
                                                                     17,255,772
                                                                 --------------
                                                                     45,649,402
                                                                 --------------
Services-1.3%
Railroads-1.3%
CSX Corp.                                             122,700         6,795,126
Norfolk Southern Corp.                                178,300         9,125,394
Union Pacific Corp.                                    53,000         4,693,150
                                                                 --------------
                                                                     20,613,670
                                                                 --------------
Non-Financial-0.4%
Building Materials - Cement-0.4%
Martin Marietta Materials, Inc.                        34,800         3,393,000
Vulcan Materials Co.                                   33,600         2,654,400
                                                                 --------------
                                                                      6,047,400
                                                                 --------------
Consumer Services-0.4%
Broadcasting & Cable-0.4%
CBS Corp. Cl.B                                        243,750         5,962,125
                                                                 --------------
Total Common Stocks
  (cost $1,426,019,185)                                           1,534,889,126
                                                                 --------------
SHORT-TERM INVESTMENT-3.7%
Time Deposit-3.7%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $58,879,000)                                 $ 58,879        58,879,000
                                                                 --------------
Total Investments-99.7%
  (cost $1,484,898,185)                                           1,593,768,126
Other assets less liabilities-0.3%                                    4,705,168
                                                                 --------------
Net Assets-100%                                                  $1,598,473,294
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 83


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.6%

Technology-31.3%
Communication Equipment-9.2%
Corning, Inc.(a)                                    2,067,500    $   50,467,675
Juniper Networks, Inc.(a)                           1,853,900        34,093,221
QUALCOMM, Inc.                                      1,308,500        61,774,285
                                                                 --------------
                                                                    146,335,181
                                                                 --------------
Computer Hardware/Storage-4.7%
Apple Computer, Inc.(a)                               753,200        51,624,328
Network Appliance, Inc.(a)                            686,300        22,757,708
                                                                 --------------
                                                                     74,382,036
                                                                 --------------
Internet Media-7.2%
Google, Inc. Cl.A(a)                                  214,825        77,899,841
Yahoo!, Inc.(a)                                     1,138,200        36,490,692
                                                                 --------------
                                                                    114,390,533
                                                                 --------------
Semiconductor Capital Equipment-0.9%
KLA-Tencor Corp.                                      267,100        13,950,633
                                                                 --------------
Semiconductor Components-8.3%
Advanced Micro Devices, Inc.(a)                       745,800        28,840,086
Broadcom Corp. Cl.A(a)                              1,426,200        64,307,358
Marvell Technology Group, Ltd.(a)                     633,000        38,752,260
                                                                 --------------
                                                                    131,899,704
                                                                 --------------
Software-1.0%
Microsoft Corp.                                       571,400        15,370,660
                                                                 --------------
                                                                    496,328,747
                                                                 --------------
Health Care-22.0%
Biotechnology-7.0%
Amgen, Inc.(a)                                        259,380        19,580,596
Genentech, Inc.(a)                                    682,300        58,466,287
Gilead Sciences, Inc.(a)                              514,000        32,006,780
                                                                 --------------
                                                                    110,053,663
                                                                 --------------
Drugs-3.1%
Teva Pharmaceutical Industries, Ltd. (ADR)          1,184,100        49,720,359
                                                                 --------------
Medical Products-4.2%
Alcon, Inc.                                           334,800        38,555,568
St. Jude Medical, Inc.(a)                             608,300        27,738,480
                                                                 --------------
                                                                     66,294,048
                                                                 --------------
Medical Services-7.7%
Caremark Rx, Inc.(a)                                  477,500        23,755,625
Medco Health Solutions, Inc.(a)                       143,600         8,001,392
UnitedHealth Group, Inc.                              741,500        43,177,545
WellPoint, Inc.(a)                                    621,000        47,686,590
                                                                 --------------
                                                                    122,621,152
                                                                 --------------
                                                                    348,689,222
                                                                 --------------


84 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Finance-15.3%
Banking - Money Center-3.1%
JPMorgan Chase & Co.                                  620,100    $   25,510,914
UBS AG                                                223,800        23,774,274
                                                                 --------------
                                                                     49,285,188
                                                                 --------------
Banking - Regional-1.0%
Northern Trust Corp.                                  305,600        16,111,232
                                                                 --------------
Brokerage & Money Management-7.9%
Franklin Resources, Inc.                              351,850        36,127,958
Legg Mason, Inc.                                      250,800        32,751,972
Merrill Lynch & Co., Inc.                             336,600        25,988,886
The Goldman Sachs Group, Inc.                         206,750        29,211,707
                                                                 --------------
                                                                    124,080,523
                                                                 --------------
Insurance-3.0%
Ace, Ltd.                                             181,200        10,098,276
American International Group, Inc.                    570,310        37,845,772
                                                                 --------------
                                                                     47,944,048
                                                                 --------------
Miscellaneous-0.3%
Nasdaq Stock Market, Inc.(a)                          110,900         4,492,559
                                                                 --------------
                                                                    241,913,550
                                                                 --------------
Consumer Services-11.9%
Broadcasting & Cable-0.7%
The E.W. Scripps Co. Cl.A                             245,150        11,786,812
                                                                 --------------
Cellular Communications-0.8%
America Movil S.A. de C.V. (ADR)                      339,900        11,804,727
                                                                 --------------
Restaurants & Lodging-1.8%
Las Vegas Sands Corp.(a)                               75,500         4,027,925
McDonald's Corp.                                      273,700         9,554,867
Starbucks Corp.(a)                                    414,300        15,047,376
                                                                 --------------
                                                                     28,630,168
                                                                 --------------
Retail - General Merchandise-8.1%
eBay, Inc.(a)                                       1,351,730        54,150,304
Lowe's Cos., Inc.                                     548,550        37,400,139
Target Corp.                                          672,800        36,600,320
                                                                 --------------
                                                                    128,150,763
                                                                 --------------
Miscellaneous-0.5%
Electronic Arts, Inc.(a)                              152,640         7,932,701
                                                                 --------------
                                                                    188,305,171
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 85


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-8.7%
Oil Service-8.7%
Baker Hughes, Inc.                                    108,200    $    7,354,354
BJ Services Co.                                       121,100         3,791,641
GlobalSantaFe Corp.                                   309,400        17,122,196
Halliburton Co.                                       993,800        67,578,400
Nabors Industries, Ltd.(a)                            445,300        29,367,535
Schlumberger, Ltd.                                    118,800        13,662,000
                                                                 --------------
                                                                    138,876,126
                                                                 --------------
Consumer Staples-6.0%
Household Products-4.4%
The Procter & Gamble Co.                            1,152,200        69,051,346
                                                                 --------------
Retail - Food & Drug-1.6%
Walgreen Co.                                          306,500        13,749,590
Whole Foods Market, Inc.                              193,910        12,386,971
                                                                 --------------
                                                                     26,136,561
                                                                 --------------
                                                                     95,187,907
                                                                 --------------
Aerospace & Defense-2.2%
Aerospace-2.2%
The Boeing Co.                                        487,000        35,400,030
                                                                 --------------
Capital Goods-1.2%
Miscellaneous-1.2%
General Electric Co.                                  572,655        18,823,170
                                                                 --------------
Total Common Stocks
  (cost $1,382,443,546)                                           1,563,523,923
                                                                 --------------
SHORT-TERM INVESTMENT-1.2%
Time Deposit-1.2%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $18,838,000)                                 $ 18,838        18,838,000
                                                                 --------------
Total Investments-99.8%
  (cost $1,401,281,546)                                           1,582,361,923
Other assets less liabilities-0.2%                                    2,607,438
                                                                 --------------
Net Assets-100%                                                  $1,584,969,361
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


86 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-94.6%

Real Estate Investment Trusts-94.6%
Apartments-9.0%
Archstone Smith Trust                                 204,900    $    9,712,260
AvalonBay Communities, Inc.                           119,700        12,329,100
Boardwalk Real Estate Investment Trust                263,300         5,437,679
Camden Property Trust                                 118,000         7,770,300
Canadian Apartment Properties Real Estate
  Investment Trust                                    215,000         3,123,455
Equity Residential                                    278,400        12,605,952
Essex Property Trust, Inc.                             34,500         3,437,925
Mid-America Apartment Communities, Inc.                89,600         4,865,280
United Dominion Realty Trust, Inc.                    105,600         2,824,800
                                                                 --------------
                                                                     62,106,751
                                                                 --------------
Diversified-32.9%
A & J Mucklow Group Plc                               113,874           896,861
British Land Co. Plc                                  452,953         9,603,521
Canadian Real Estate Investment Trust                 218,800         4,516,739
Capital & Regional Plc                                462,389         8,489,112
Cominar Real Estate Investment Trust                  144,000         2,456,914
DB RREEF Trust                                      3,108,864         3,247,248
Eurocommercial Properties NV                           58,000         2,246,927
General Property Group                              1,717,500         5,278,424
H&R Real Estate Investment Trust                      351,800         6,924,868
Hang Lung Properties, Ltd.                          4,910,000         8,787,580
Kerry Properties, Ltd.                              3,301,500        10,514,007
Klepierre                                             126,400        14,585,683
Land Securities Group Plc                             296,130         9,553,442
Mitsui Fudosan Co., Ltd.                            1,211,000        25,155,479
New World Development Co., Ltd.                     3,207,400         5,138,713
Sino Land Co., Ltd.                                 2,932,100         4,390,949
Stockland                                           1,128,072         5,619,068
Sumitomo Realty & Development                          70,000         1,626,827
Sun Hung Kai Properties, Ltd.                       2,048,600        21,290,121
Unibail                                               160,318        26,276,269
Valad Property Group                                2,100,996         2,141,418
Vornado Realty Trust                                  169,800        15,110,502
Wereldhave NV                                          20,200         2,153,461
Westfield Group                                     2,284,164        30,107,423
                                                                 --------------
                                                                    226,111,556
                                                                 --------------
Health Care-0.7%
Ventas, Inc.                                           83,000         2,573,000
Windrose Medical Properties Trust                     134,900         1,992,473
                                                                 --------------
                                                                      4,565,473
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 87


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Industrial-9.4%
AMB Property Corp.                                     15,300    $      820,845
Ascendas Real Estate Investment Trust              10,308,261        13,707,008
Bail Investissment Fonciere                           123,600         7,637,699
Brixton Plc                                           362,800         2,961,693
EastGroup Properties, Inc.                            114,025         5,239,449
First Potomac Realty Trust                            131,450         3,896,178
Macquarie Goodman Group                             1,618,583         6,048,585
ProLogis                                              351,300        18,450,276
Slough Estates Plc                                    133,050         1,420,683
Summit Real Estate Investment Trust                   196,600         4,458,077
                                                                 --------------
                                                                     64,640,493
                                                                 --------------
Lodging-4.7%
Equity Inns, Inc.                                     169,000         2,616,120
FelCor Lodging Trust, Inc.                            153,000         3,037,050
Host Marriott Corp.                                   506,800         9,847,124
Lasalle Hotel Properties                               70,400         2,812,480
Starwood Hotels & Resorts Worldwide, Inc.              70,100         4,451,350
Strategic Hotel Capital, Inc.                         112,000         2,419,200
Sunstone Hotel Investors, Inc.                        235,000         6,899,600
                                                                 --------------
                                                                     32,082,924
                                                                 --------------
Office-15.0%
Alexandria Real Estate Equities, Inc.                 115,600        10,175,112
Allied Properties Real Estate Investment Trust        218,100         3,385,353
Beni Stabili S.p.A.                                 2,619,150         2,813,153
Boston Properties, Inc.                               126,800        10,736,156
Brookfield Properties Corp.                           224,500         6,647,445
CarrAmerica Realty Corp.                               56,700         2,350,782
Corporate Office Properties Trust                     230,000         9,549,600
Derwent Valley Holdings Plc                           164,510         4,945,415
Dundee Real Estate Investment Trust                    51,100         1,248,666
Equity Office Properties Trust                        106,000         3,333,700
Inmobiliaria Colonial, SA                              45,200         2,901,634
Maguire Properties, Inc.                              230,000         7,783,200
Nippon Building Fund, Inc.                              2,611        25,283,804
Reckson Associates Realty Corp.                        96,400         3,942,760
SL Green Realty Corp.                                  88,400         7,682,844
                                                                 --------------
                                                                    102,779,624
                                                                 --------------
Regional Malls-8.3%
General Growth Properties, Inc.                       291,500        14,688,685
Liberty International Plc                             326,900         6,354,361
RioCan Real Estate Investment Trust                   411,800         8,272,598
Simon Property Group, Inc.                            276,100        22,908,017
The Macerich Co.                                       66,400         4,784,120
                                                                 --------------
                                                                     57,007,781
                                                                 --------------
Retail-1.5%
CapitaMall Trust                                    3,838,800         5,499,421
Hammerson Plc                                         247,900         4,955,045
                                                                 --------------
                                                                     10,454,466
                                                                 --------------


88 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Self Storage-2.3%
Public Storage, Inc.                                  179,200    $   13,981,184
Sovran Self Storage, Inc.                              32,400         1,684,800
                                                                 --------------
                                                                     15,665,984
                                                                 --------------
Shopping Centers-10.5%
Centro Properties Group                               584,127         2,941,469
Developers Diversified Realty Corp.                   130,200         6,534,738
Federal Realty Investment Trust                        78,000         5,435,820
Japan Retail Fund Investment                            1,630        12,813,531
Kimco Realty Corp.                                    281,200        10,103,516
Macquarie CountryWide Trust                         1,485,226         2,185,268
Pan Pacific Retail Properties, Inc.                    60,900         4,214,889
Primaris Retail Real Estate Investment Trust          401,300         6,341,984
Regency Centers Corp.                                 125,400         8,088,300
Rodamco Europe NV                                     110,340        10,115,514
Tanger Factory Outlet Centers, Inc.                   105,800         3,417,340
                                                                 --------------
                                                                     72,192,369
                                                                 --------------
Specialty-0.3%
Digital Realty Trust, Inc.                             88,200         2,435,202
                                                                 --------------
Total Common Stocks
  (cost $558,851,826)                                               650,042,623
                                                                 --------------
SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $8,784,000)                                  $  8,784         8,784,000
                                                                 --------------
Total Investments-95.9%
  (cost $567,635,826)                                               658,826,623
Other assets less liabilities-4.1%                                   28,303,171
                                                                 --------------
Net Assets-100%                                                  $  687,129,794
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 89


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.5%

Financial-33.7%
Banking-19.6%
Bank Hapoalim, Ltd.                                 1,664,800    $    7,619,028
Bank Leumi Le-Israel                                  736,900         2,658,941
Barclays Plc                                        1,831,300        21,450,038
Credit Agricole, SA                                   454,610        16,604,961
Credit Suisse Group                                   394,500        21,849,445
HBOS Plc                                              958,560        17,851,340
Kookmin Bank                                          164,700        12,483,801
Royal Bank of Scotland Group Plc                      698,900        23,377,434
Shinhan Financial Group Co., Ltd.                     233,930         9,139,238
Societe Generale                                      125,125        17,719,409
Sumitomo Mitsui Financial Group, Inc.                   2,359        25,763,545
                                                                 --------------
                                                                    176,517,180
                                                                 --------------
Financial Services-3.0%
ORIX Corp.                                            103,300        27,195,855
                                                                 --------------
Insurance-11.1%
Assurances Generales de France                        164,000        17,036,126
Aviva Plc                                           1,273,223        17,616,383
Friends Provident Plc                               2,813,720        10,201,536
ING Group NV                                          922,011        34,654,637
Muenchener Rueckversicherungs-
  Gesellschaft AG                                     148,700        20,154,826
                                                                 --------------
                                                                     99,663,508
                                                                 --------------
                                                                    303,376,543
                                                                 --------------
Energy-11.8%
Energy Sources-11.8%
BP Plc                                              1,135,800        12,564,258
Canadian Natural Resources, Ltd.                      416,400        22,750,034
China Petrolium & Chemical Corp.                   20,684,500        12,306,079
Eni SpA                                               626,100        17,898,992
MOL Magyar Olaj-es Gazipari Rt.                        69,800         7,208,785
Petroleo Brasileiro, SA (ADR)                         257,300        20,576,281
Repsol YPF, SA                                        478,100        13,363,602
                                                                 --------------
                                                                    106,668,031
                                                                 --------------
Capital Equipment-11.4%
Aerospace & Defense-3.0%
BAE Systems Plc                                     1,488,100        10,953,916
European Aeronautic Defence & Space Co.               428,190        15,697,352
                                                                 --------------
                                                                     26,651,268
                                                                 --------------


90 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-7.1%
Continental AG                                        261,700    $   26,782,155
Honda Motor Co., Ltd.                                   5,100           297,892
Hyundai Motor Co.                                      10,800           917,887
Renault, SA                                           277,300        26,646,574
Toyota Motor Corp.                                    169,600         9,040,938
                                                                 --------------
                                                                     63,685,446
                                                                 --------------
Machinery & Engineering-1.3%
Man AG                                                186,400        11,746,332
Sumitomo Heavy Industries, Ltd.                        17,000           152,034
                                                                 --------------
                                                                     11,898,366
                                                                 --------------
                                                                    102,235,080
                                                                 --------------
Industrial Commodities-10.5%
Forest & Paper-1.3%
Svenska Cellulosa AB Cl.B(a)                          214,400         8,990,780
Votorantim Celulose e Papel, SA (ADR)                 210,300         3,104,028
                                                                 --------------
                                                                     12,094,808
                                                                 --------------
Metal - Nonferrous-1.8%
Xstrata Plc                                           541,810        15,817,707
                                                                 --------------
Metal - Steel-7.4%
Arcelor                                               837,660        30,609,153
JFE Holdings, Inc.                                    475,400        17,522,733
POSCO                                                  79,500        18,736,174
                                                                 --------------
                                                                     66,868,060
                                                                 --------------
                                                                     94,780,575
                                                                 --------------
Consumer Staples-7.7%
Beverages & Tobacco-3.3%
British American Tobacco Plc                          405,700         9,665,806
Japan Tobacco, Inc.                                     1,174        20,169,656
                                                                 --------------
                                                                     29,835,462
                                                                 --------------
Food & Household Products-4.4%
Delhaize Group                                        240,826        16,065,821
J Sainsbury Plc                                     2,501,900        14,047,869
Tate & Lyle Plc                                       885,842         9,288,839
                                                                 --------------
                                                                     39,402,529
                                                                 --------------
                                                                     69,237,991
                                                                 --------------
Technology/Electronics-7.3%
Data Processing-2.8%
Canon, Inc.                                           406,200        25,361,523
                                                                 --------------
Electrical & Electronics-1.1%
Compal Electronics, Inc. (GDR)(b)                   2,106,707        10,133,261
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 91


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electronic Components & Instruments-3.4%
Flextronics International, Ltd.(c)                    584,400    $    6,305,676
Samsung Electronics Co., Ltd.                          12,150         8,518,048
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR)                                        1,586,834        15,439,895
                                                                 --------------
                                                                     30,263,619
                                                                 --------------
                                                                     65,758,403
                                                                 --------------
Utilities-4.7%
Utilities (Electric & Gas)-4.7%
E.ON AG                                               184,200        20,405,123
Endesa, SA                                            569,500        19,069,824
RWE AG                                                 30,500         2,615,744
                                                                 --------------
                                                                     42,090,691
                                                                 --------------
Telecommunications-2.9%
Singapore Telecommunications, Ltd.                  9,770,840        15,663,509
Vodafone Group Plc                                  5,673,200        10,869,829
                                                                 --------------
                                                                     26,533,338
                                                                 --------------
Medical-2.6%
Health & Personal Care-2.6%
AstraZeneca Plc                                        45,400         2,096,700
GlaxoSmithKline Plc                                   246,300         6,255,775
Sanofi-Synthelabo, SA                                 181,519        15,451,841
                                                                 --------------
                                                                     23,804,316
                                                                 --------------
Construction & Housing-2.3%
Building Materials-0.5%
Buzzi Unicem SpA                                      192,100         3,974,602
                                                                 --------------
Construction & Housing-1.8%
George Wimpey Plc                                     515,700         4,999,877
Persimmon Plc                                         158,400         3,877,696
Taylor Woodrow Plc                                  1,035,400         7,546,350
                                                                 --------------
                                                                     16,423,923
                                                                 --------------
                                                                     20,398,525
                                                                 --------------
Consumer Cyclical-0.8%
Leisure & Tourism-0.8%
Whitbread Plc                                         392,699         7,291,328
                                                                 --------------
Transportation-0.8%
Mitsui O.S.K. Lines, Ltd.                             972,000         7,087,295
                                                                 --------------
Total Common Stocks
  (cost $710,898,714)                                               869,262,116
                                                                 --------------


92 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.6%
Time Deposit-1.6%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $14,236,000)                                 $ 14,236    $   14,236,000
                                                                 --------------
Total Investments-98.1%
  (cost $725,134,714)                                               883,498,116
Other assets less liabilities-1.9%                                   16,678,152
                                                                 --------------
Net Assets-100%                                                  $  900,176,268
                                                                 ==============


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                                   Value at
                     Number of     Expiration      Original      February 28,    Unrealized
Type                 Contracts        Month          Value           2006       Appreciation
----------------------------------------------------------------------------------------------
EURO STOXX 50           120        March 2006     $ 5,058,318     $ 5,403,073      $344,755

FORWARD EXCHANGE CURRENCY CONTRACT (see Note C)

                                      U.S. $          U.S. $
                        Contract     Value on        Value at
                         Amount      Original      February 28,     Unrealized
                         (000)         Date            2006        Appreciation
-------------------------------------------------------------------------------
Sale Contract:
Swedish Krona
Settling 3/15/06         49,700     $ 6,308,708     $ 6,287,916      $ 20,792


(a) Position, or portion thereof, with an aggregate market value of $8,990,780 has been segregated to collateralize open forward exchange currency contracts

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of this security amounted to $10,133,261 or 1.1% of net assets.

(c)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 93


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER

INVESTMENTS-97.0%
Finance-29.6%
Banking - Money Center-20.6%
Anglo Irish Bank Corp. Plc                            641,283    $   10,519,226
Banco Bilbao Vizcaya Argentaria, SA                   656,674        13,354,509
BNP Paribas, SA                                       223,999        20,730,397
Credit Suisse FB Nassau Bank of America
  Warrants, expiring 9/18/08(a)                       392,000         8,515,024
Credit Suisse Group                                   332,271        18,402,882
EFG Eurobank Ergasias(a)                              197,552         7,843,992
Kookmin Bank                                           55,210         4,184,764
Mitsubishi Tokyo Financial Group, Inc.                  1,580        23,458,799
Sumitomo Mitsui Financial Group, Inc.                   2,028        22,148,567
UBS AG                                                241,879        25,698,495
                                                                 --------------
                                                                    154,856,655
                                                                 --------------
Banking - Regional-1.1%
National Bank of Greece, SA                           153,807         7,923,192
                                                                 --------------
Brokerage & Money Management-2.9%
Nomura Holdings, Inc.                               1,141,300        21,779,555
                                                                 --------------
Insurance-4.6%
ING Groep NV                                          530,017        19,921,180
Prudential Plc                                        544,852         5,764,253
QBE Insurance Group, Ltd.                             580,444         8,878,861
                                                                 --------------
                                                                     34,564,294
                                                                 --------------
Miscellaneous-0.4%
Aeon Credit Service Co., Ltd.                         118,600         3,370,199
                                                                 --------------
                                                                    222,493,895
                                                                 --------------
Technology-13.0%
Communication Equipment-1.1%
Telefonaktiebolaget LM Ericsson Cl.B                2,569,337         8,754,969
                                                                 --------------
Computer Hardware/Storage-0.4%
NEC Corp.                                             472,000         2,897,060
                                                                 --------------
Computer Services-2.5%
CapGemini, SA(a)                                      378,673        18,669,822
                                                                 --------------
Semiconductor Capital Equipment-0.8%
ASML Holding N.V.(a)                                  297,351         6,150,073
                                                                 --------------
Semiconductor Components-0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                               379,011         3,687,777
                                                                 --------------


94 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Software-3.9%
Business Objects SA(a)                                293,344    $   10,887,464
Infosys Technologies, Ltd.                             80,589         5,116,517
SAP AG                                                 65,340        13,330,213
                                                                 --------------
                                                                     29,334,194
                                                                 --------------
Miscellaneous-3.8%
Canon, Inc.                                           125,200         7,816,994
Hoya Corp.                                            521,400        20,686,104
                                                                 --------------
                                                                     28,503,098
                                                                 --------------
                                                                     97,996,993
                                                                 --------------
Consumer Manufacturing-9.4%
Appliances-0.5%
Sony Corp.                                             72,900         3,413,310
                                                                 --------------
Auto & Related-4.6%
Denso Corp.                                           373,500        13,625,417
Toyota Motor Corp.                                    401,100        21,381,605
                                                                 --------------
                                                                     35,007,022
                                                                 --------------
Building & Related-4.3%
CRH Plc                                               506,804        16,560,647
Rinker Group, Ltd.                                    451,933         5,937,290
Vinci, SA                                             110,634        10,212,096
                                                                 --------------
                                                                     32,710,033
                                                                 --------------
                                                                     71,130,365
                                                                 --------------
Health Care-8.9%
Drugs-7.8%
Novartis AG                                           357,786        19,253,547
Roche Holding AG                                      124,282        18,362,267
Sanofi-Aventis                                        110,427         9,400,120
Takeda Pharmaceutical Co., Ltd.                       109,600         6,105,204
Teva Pharmaceutical Industries, Ltd. (ADR)            135,500         5,689,645
                                                                 --------------
                                                                     58,810,783
                                                                 --------------
Medical Products-1.1%
Nobel Biocare Holding AG                               36,831         8,223,506
                                                                 --------------
                                                                     67,034,289
                                                                 --------------
Energy-7.5%
International-7.5%
Eni S.p.A.                                            542,805        15,517,749
LUKOIL (ADR)                                           95,346         7,618,145
Norsk Hydro ASA                                        86,852        10,173,232
Petroleo Brasileiro, SA (ADR)                          96,700         8,465,118
Total, SA                                              57,128        14,367,611
                                                                 --------------
                                                                     56,141,855
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 95


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Services-7.5%
Broadcasting & Cable-1.4%
Grupo Televisa, SA (ADR)                               63,600    $    4,990,056
Societe Television Francaise 1                        189,989         5,722,229
                                                                 --------------
                                                                     10,712,285
                                                                 --------------
Cellular Communications-1.2%
America Movil SA de CV                                263,100         9,137,463
                                                                 --------------
Entertainment & Leisure-0.0%
Aristocrat Leisure, Ltd.                               30,901           274,841
                                                                 --------------
Printing & Publishing-0.7%
Naspers Ltd.                                          243,162         4,809,731
                                                                 --------------
Retail - General Merchandise-4.2%
Luxottica Group S.p.A.                                461,443        12,974,234
Marks & Spencer Group Plc                           1,282,911        11,658,867
Wal-Mart de Mexico SA de CV                         2,280,000         6,512,420
                                                                 --------------
                                                                     31,145,521
                                                                 --------------
                                                                     56,079,841
                                                                 --------------
Capital Goods-6.7%
Electrical Equipment-3.6%
Atlas Copco AB Cl.A                                   459,038        11,305,640
Sumitomo Electric Industries, Ltd.                    514,100         7,725,386
Yamada Denki Co., Ltd.                                 74,200         7,949,396
                                                                 --------------
                                                                     26,980,422
                                                                 --------------
Miscellaneous-3.1%
Nitto Denko Corp.                                     270,700        23,230,239
                                                                 --------------
                                                                     50,210,661
                                                                 --------------
Multi-Industry Companies-5.9%
Mitsubishi Corp.                                      960,200        22,277,722
Mitsui & Co., Ltd.                                  1,618,000        22,136,605
                                                                 --------------
                                                                     44,414,327
                                                                 --------------
Consumer Staples-3.5%
Alcohol-0.8%
Enterprise Inns Plc                                   394,356         6,196,362
                                                                 --------------
Food-2.7%
Nestle SA                                              67,981        19,986,657
                                                                 --------------
                                                                     26,183,019
                                                                 --------------
Basic Industry-3.3%
Mining & Metals-3.3%
BHP Billiton Plc                                      694,762        11,675,959
China Shenhua Energy Co., Ltd. Cl.H(a)              2,755,500         4,141,187
Rio Tinto Plc                                         199,633         9,395,149
                                                                 --------------
                                                                     25,212,295
                                                                 --------------


96 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Aerospace & Defense-1.7%
Aerospace-1.7%
BAE Systems Plc                                     1,784,335    $   13,134,504
                                                                 --------------
Total Common Stocks & Other Investments
  (cost $636,850,245)                                               730,032,044
                                                                 --------------
SHORT-TERM INVESTMENT-2.7%
Time Deposit-2.7%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $20,328,000)                                 $ 20,328        20,328,000
                                                                 --------------
Total Investments-99.7%
  (cost $657,178,245)                                               750,360,044
Other assets less liabilities-0.3%                                    2,457,652
                                                                 --------------
Net Assets-100%                                                  $  752,817,696
                                                                 ==============


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 97


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-92.6%

Financial-20.6%
Major Regional Banks-3.7%
Central Pacific Financial Corp.                       112,900    $    4,177,300
Trustmark Corp.                                        33,475         1,009,271
UnionBanCal Corp.                                      64,800         4,477,032
Whitney Holding Corp.                                 145,000         4,963,350
                                                                 --------------
                                                                     14,626,953
                                                                 --------------
Multi-Line Insurance-1.4%
StanCorp Financial Group, Inc.                        103,200         5,583,120
                                                                 --------------
Property - Casualty Insurance-4.7%
Old Republic International Corp.                      239,375         5,096,294
PartnerRe, Ltd.                                        14,800           897,028
Platinum Underwriters Holdings, Ltd.                  165,700         5,073,734
Radian Group, Inc.                                    106,200         6,026,850
RenaissanceRe Holdings, Ltd.                           35,000         1,559,250
                                                                 --------------
                                                                     18,653,156
                                                                 --------------
Real Estate Investment Trust-1.6%
FelCor Lodging Trust, Inc.                            310,300         6,159,455
                                                                 --------------
Savings and Loan-6.3%
Astoria Financial Corp.                               171,900         4,928,373
MAF Bancorp, Inc.                                     112,100         4,804,606
Provident Financial Services, Inc.                    261,900         4,871,340
Sovereign Bancorp, Inc.                               151,800         3,161,994
Washington Federal, Inc.                              106,300         2,515,058
Webster Financial Corp.                                97,400         4,592,410
                                                                 --------------
                                                                     24,873,781
                                                                 --------------
Miscellaneous Finance-2.9%
A.G. Edwards, Inc.                                    121,300         5,422,110
Digital Realty Trust, Inc.                             92,875         2,564,279
Sunstone Hotel Investors, Inc.                        116,950         3,433,652
                                                                 --------------
                                                                     11,420,041
                                                                 --------------
                                                                     81,316,506
                                                                 --------------
Capital Equipment-11.6%
Aerospace - Defense-1.4%
Goodrich Corp.                                        133,500         5,585,640
                                                                 --------------
Auto Trucks - Parts-2.1%
ArvinMeritor, Inc.                                     64,000         1,071,360
PACCAR, Inc.                                           32,500         2,270,775
TRW Automotive Holdings Corp.(a)                      197,000         5,043,200
                                                                 --------------
                                                                      8,385,335
                                                                 --------------


98 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-3.3%
Acuity Brands, Inc.                                    50,700    $    2,002,143
Checkpoint Systems, Inc.(a)                            89,700         2,561,832
Cooper Industries, Ltd. Cl.A                           63,600         5,323,320
The Genlyte Group, Inc.(a)                             50,000         3,094,000
                                                                 --------------
                                                                     12,981,295
                                                                 --------------
Machinery-3.0%
Moog, Inc. Cl.A(a)                                    153,100         5,138,036
Terex Corp.(a)                                         82,000         6,490,300
                                                                 --------------
                                                                     11,628,336
                                                                 --------------
Miscellaneous Capital Goods-1.8%
Hanover Compressor Co.(a)                              71,050         1,085,644
SPX Corp.                                             123,850         6,099,612
                                                                 --------------
                                                                      7,185,256
                                                                 --------------
                                                                     45,765,862
                                                                 --------------
Consumer Growth-10.9%
Advertising-1.0%
The Interpublic Group of Cos., Inc.(a)                388,700         4,026,932
                                                                 --------------
Drugs-0.6%
Endo Pharmaceuticals Holdings, Inc.(a)                 69,584         2,193,288
                                                                 --------------
Entertainment-1.6%
Vail Resorts, Inc.(a)                                 190,200         6,284,208
                                                                 --------------
Hospital Management-1.0%
Universal Health Services, Inc. Cl.B                   76,300         3,832,549
                                                                 --------------
Hospital Supplies-1.2%
Owens & Minor, Inc.                                   153,400         4,891,926
                                                                 --------------
Other Medical-1.6%
PerkinElmer, Inc.                                     263,500         6,268,665
                                                                 --------------
Photography-1.5%
IKON Office Solutions, Inc.                           453,500         5,963,525
                                                                 --------------
Publishing-1.3%
The Reader's Digest Association, Inc.                 350,800         5,328,652
                                                                 --------------
Miscellaneous Consumer Growth-1.1%
URS Corp.(a)                                           98,600         4,297,974
                                                                 --------------
                                                                     43,087,719
                                                                 --------------
Consumer Cyclicals-10.6%
Autos & Auto Parts-1.0%
BorgWarner, Inc.                                       62,500         3,485,625
Dana Corp.                                            217,200           382,272
                                                                 --------------
                                                                      3,867,897
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 99


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retailers-6.7%
AutoNation, Inc.(a)                                   161,900    $    3,385,329
BJ's Wholesale Club, Inc.(a)                          147,100         4,657,186
Borders Group, Inc.                                   180,700         4,360,291
Insight Enterprises, Inc.(a)                          182,600         3,931,378
Office Depot, Inc.(a)                                 164,100         5,855,088
Payless ShoeSource, Inc.(a)                           180,200         4,270,740
                                                                 --------------
                                                                     26,460,012
                                                                 --------------
Textiles/Shoes - Apparel Mfg.-2.9%
Jones Apparel Group, Inc.                             157,900         4,566,468
Liz Claiborne, Inc.                                   119,000         4,287,570
VF Corp.                                               43,800         2,400,240
                                                                 --------------
                                                                     11,254,278
                                                                 --------------
                                                                     41,582,187
                                                                 --------------
Technology-7.5%
Communication - Equip. Mfrs.-2.0%
ADC Telecommunications, Inc.(a)                       102,500         2,595,300
Andrew Corp.(a)                                       381,000         5,166,360
                                                                 --------------
                                                                      7,761,660
                                                                 --------------
Computer/Instrumentation-2.0%
Celestica, Inc.(a)                                    507,800         5,514,708
Sanmina-SCI Corp.(a)                                  504,600         1,947,756
Solectron Corp.(a)                                    150,700           544,027
                                                                 --------------
                                                                      8,006,491
                                                                 --------------
Semiconductors-1.8%
AVX Corp.                                              91,450         1,514,412
Vishay Intertechnology, Inc.(a)                       394,200         5,723,784
                                                                 --------------
                                                                      7,238,196
                                                                 --------------
Miscellaneous Industrial Technology-1.7%
Arrow Electronics, Inc.(a)                            107,600         3,743,404
Avnet, Inc.(a)                                         31,300           786,569
Tech Data Corp.(a)                                     53,300         2,213,549
                                                                 --------------
                                                                      6,743,522
                                                                 --------------
                                                                     29,749,869
                                                                 --------------
Utilities-6.5%
Electric Companies-6.2%
Allegheny Energy, Inc.(a)                             193,000         6,901,680
Constellation Energy Group                             40,300         2,367,222
Northeast Utilities                                   153,900         3,019,518
PNM Resources, Inc.                                   109,000         2,697,750
Puget Energy, Inc.                                    147,600         3,182,256
Wisconsin Energy Corp.                                123,500         5,047,445
WPS Resources Corp.                                    19,100         1,003,705
                                                                 --------------
                                                                     24,219,576
                                                                 --------------
Telephone-0.3%
Centennial Communications Corp. Cl.A                  169,419         1,285,890
                                                                 --------------
                                                                     25,505,466
                                                                 --------------


100 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-6.1%
Foods-4.1%
Corn Products International, Inc.                      60,000    $    1,617,600
Del Monte Foods Co.                                   383,600         4,173,568
Performance Food Group Co.(a)                         207,200         6,085,464
Universal Corp.                                       108,150         4,398,460
                                                                 --------------
                                                                     16,275,092
                                                                 --------------
Restaurants-1.7%
Jack In The Box, Inc.(a)                              128,100         5,124,000
Papa John's International, Inc.(a)                     49,864         1,640,526
                                                                 --------------
                                                                      6,764,526
                                                                 --------------
Retail Stores - Food-0.3%
SUPERVALU, Inc.                                        35,000         1,106,000
                                                                 --------------
                                                                     24,145,618
                                                                 --------------
Services-5.6%
Air Transportation-0.6%
Alaska Air Group, Inc.(a)                              73,000         2,339,650
                                                                 --------------
Truckers-1.2%
CNF, Inc.                                              96,000         4,817,280
                                                                 --------------
Miscellaneous Industrial Transportation-3.8%
GATX Corp.                                            150,000         5,955,000
Laidlaw International, Inc.                           253,900         7,007,640
SEACOR Holdings, Inc.(a)                               25,700         1,875,329
                                                                 --------------
                                                                     14,837,969
                                                                 --------------
                                                                     21,994,899
                                                                 --------------
Industrial Commodities-5.2%
Aluminum-0.4%
CommScope, Inc.(a)                                     16,800           403,032
Mueller Industries, Inc.                               41,000         1,353,410
                                                                 --------------
                                                                      1,756,442
                                                                 --------------
Chemicals-0.8%
Albemarle Corp.                                        43,500         1,846,575
Chemtura Corp.                                        115,000         1,274,200
                                                                 --------------
                                                                      3,120,775
                                                                 --------------
Containers - Metal/Glass/Paper-1.6%
Ball Corp.                                             36,800         1,567,680
Owens-Illinois, Inc.(a)                               254,200         4,763,708
                                                                 --------------
                                                                      6,331,388
                                                                 --------------
Miscellaneous Metals-1.7%
Reliance Steel & Aluminum Co.                          28,300         2,331,637
Silgan Holdings, Inc.                                 112,000         4,415,040
                                                                 --------------
                                                                      6,746,677
                                                                 --------------
Miscellaneous Industrial Commodities-0.7%
United Stationers, Inc.(a)                             51,700         2,559,150
                                                                 --------------
                                                                     20,514,432
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 101


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Non-Financial-4.1%
Building Materials - Cement-0.3%
Texas Industries, Inc.                                 18,000    $    1,091,880
                                                                 --------------
Building Material - Heat/Plumbing/Air-1.6%
Hughes Supply, Inc.                                   132,200         6,114,250
                                                                 --------------
Miscellaneous Building-2.2%
Beazer Homes USA, Inc.                                  5,550           352,147
Harsco Corp.                                           28,100         2,241,818
Quanta Services, Inc.(a)                              454,500         6,222,105
                                                                 --------------
                                                                      8,816,070
                                                                 --------------
                                                                     16,022,200
                                                                 --------------
Energy-3.9%
Offshore Drilling-1.5%
Rowan Cos., Inc.                                      149,800         6,029,450
                                                                 --------------
Oils - Integrated Domestic-0.7%
Amerada Hess Corp.                                     20,100         2,780,031
                                                                 --------------
Oils - Integrated International-1.3%
Plains Exploration & Production Co.(a)                 84,675         3,450,506
Pogo Producing Co.                                     30,525         1,521,977
                                                                 --------------
                                                                      4,972,483
                                                                 --------------
Oil Well Equipment & Services-0.4%
Todco, Cl.A                                            43,000         1,441,360
                                                                 --------------
                                                                     15,223,324
                                                                 --------------
Total Common Stocks
  (cost $344,971,273)                                               364,908,082
                                                                 --------------
SHORT-TERM INVESTMENT-7.3%
Time Deposit-7.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $28,784,000)                                 $ 28,784        28,784,000
                                                                 --------------
Total Investments-99.9%
  (cost $373,755,273)                                               393,692,082
Other assets less liabilities-0.1%                                      234,008
                                                                 --------------
Net Assets-100%                                                  $  393,926,090
                                                                 ==============


(a)  Non-income producing security.

See notes to financial statements.


102 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.6%

Consumer Services-27.6%
Advertising-3.2%
aQuantive, Inc.(a)                                    308,400    $    8,200,356
Getty Images, Inc.(a)                                  50,900         4,124,427
                                                                 --------------
                                                                     12,324,783
                                                                 --------------
Apparel-3.7%
Carter's, Inc.(a)                                     110,000         7,038,900
Chico's FAS, Inc.(a)                                   78,300         3,684,015
Urban Outfitters, Inc.(a)                             136,360         3,831,716
                                                                 --------------
                                                                     14,554,631
                                                                 --------------
Cellular Communications-1.7%
NeuStar, Inc. Cl.A(a)                                 224,600         6,468,480
                                                                 --------------
Entertainment & Leisure-2.4%
Activision, Inc.(a)                                   313,854         3,923,175
Gaylord Entertainment Co.(a)                          120,800         5,393,720
                                                                 --------------
                                                                      9,316,895
                                                                 --------------
Gaming-1.2%
Station Casinos, Inc.                                  68,500         4,688,825
                                                                 --------------
Restaurants & Lodging-1.7%
Orient-Express Hotels, Ltd. Cl.A                      186,900         6,519,072
                                                                 --------------
Retail - General Merchandise-3.0%
Select Comfort Corp.(a)                               158,000         5,774,900
Williams-Sonoma, Inc.(a)                              146,700         5,939,883
                                                                 --------------
                                                                     11,714,783
                                                                 --------------
Miscellaneous-10.7%
Iron Mountain, Inc.(a)                                208,000         9,089,600
Laureate Education, Inc.(a)                           143,330         7,421,627
Robert Half International, Inc.                       158,000         5,675,360
Strayer Education, Inc.                                73,700         7,099,521
The Corporate Executive Board Co.                      71,100         7,110,000
West Corp.(a)                                         123,000         5,354,190
                                                                 --------------
                                                                     41,750,298
                                                                 --------------
                                                                    107,337,767
                                                                 --------------
Technology-22.0%
Computer Services-4.6%
Alliance Data Systems Corp.(a)                        171,300         7,410,438
Cognizant Technology Solutions Corp. Cl.A(a)           50,000         2,880,500
Global Cash Access, Inc.(a)                           193,200         3,265,080
Global Payments, Inc.                                  85,400         4,445,924
                                                                 --------------
                                                                     18,001,942
                                                                 --------------
Contract Manufacturing-1.3%
Semtech Corp.(a)                                      263,300         4,944,774
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 103


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Semiconductor Capital Equipment-1.2%
MEMC Electronic Materials, Inc.(a)                    134,900    $    4,517,801
                                                                 --------------
Semiconductor Components-6.1%
Intersil Corp. Cl.A                                   271,200         7,685,808
Lam Research Corp.(a)                                 111,500         4,805,650
Microsemi Corp.(a)                                    209,200         6,432,900
PMC-Sierra, Inc.(a)                                   465,800         4,755,818
                                                                 --------------
                                                                     23,680,176
                                                                 --------------
Software-6.9%
Business Objects S.A. (ADR)(a)                        236,900         8,834,001
Comverse Technology, Inc.(a)                          152,700         4,391,652
Electronics for Imaging, Inc.(a)                      284,300         7,624,926
Quest Software, Inc.(a)                               404,900         5,899,393
                                                                 --------------
                                                                     26,749,972
                                                                 --------------
Miscellaneous-1.9%
Amphenol Corp. Cl.A                                    81,640         4,100,777
Wind River Systems, Inc.(a)                           226,400         3,502,408
                                                                 --------------
                                                                      7,603,185
                                                                 --------------
                                                                     85,497,850
                                                                 --------------
Health Care-15.4%
Biotechnology-4.4%
Abgenix, Inc.(a)                                       76,400         1,699,136
Cubist Pharmaceuticals, Inc.(a)                       107,900         2,385,669
CV Therapeutics, Inc.(a)                               50,000         1,345,500
Nektar Therapeutics(a)                                 50,200         1,049,682
Neurocrine Biosciences, Inc.(a)                        21,300         1,397,493
PDL BioPharma, Inc.(a)                                260,600         8,159,386
ZymoGenetics, Inc.(a)                                  47,400         1,049,436
                                                                 --------------
                                                                     17,086,302
                                                                 --------------
Medical Products-3.2%
Dade Behring Holdings, Inc.                            36,148         1,318,679
Kyphon, Inc.(a)                                       121,100         4,324,481
Respironics, Inc.(a)                                  110,600         4,021,416
Ventana Medical Systems, Inc.(a)                       78,300         2,839,941
                                                                 --------------
                                                                     12,504,517
                                                                 --------------
Medical Services-7.8%
LCA-Vision, Inc.                                        9,200           401,120
Omnicare, Inc.                                         86,900         5,287,865
Psychiatric Solutions, Inc.(a)                        268,500         8,868,555
Stericycle, Inc.(a)                                    84,800         5,126,160
United Surgical Partners International, Inc.(a)       135,600         4,766,340
Wellcare Health Plans, Inc.(a)                        147,747         5,754,746
                                                                 --------------
                                                                     30,204,786
                                                                 --------------
                                                                     59,795,605
                                                                 --------------
Energy-9.6%
Domestic Producers-1.3%
Newfield Exploration Co.(a)                           134,300         5,190,695
                                                                 --------------


104 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Oil Service-5.5%
Bill Barrett Corp.(a)                                 141,400    $    4,683,168
CARBO Ceramics, Inc.                                   60,900         3,334,275
Cooper Cameron Corp.(a)                               131,600         5,329,800
Diamond Offshore Drilling, Inc.                        39,600         3,064,644
Dresser-Rand Group, Inc.(a)                           152,700         3,861,783
Superior Energy Services, Inc.(a)                      46,400         1,206,400
                                                                 --------------
                                                                     21,480,070
                                                                 --------------
Pipelines-2.3%
Grant Prideco, Inc.(a)                                215,900         8,737,473
                                                                 --------------
Miscellaneous-0.5%
EXCO Resources, Inc.(a)                               155,300         1,987,840
                                                                 --------------
                                                                     37,396,078
                                                                 --------------
Finance-7.6%
Brokerage & Money Management-5.8%
Affiliated Managers Group, Inc.(a)                     57,950         5,704,018
Blackrock, Inc. Cl.A                                   34,100         4,845,610
Lazard Ltd. Cl.A                                      176,300         6,784,024
OptionsXpress Holdings, Inc.                          160,600         4,943,268
                                                                 --------------
                                                                     22,276,920
                                                                 --------------
Real Estate Investment Trust-1.8%
CB Richard Ellis Group, Inc. Cl.A(a)                  103,400         7,101,512
                                                                 --------------
                                                                     29,378,432
                                                                 --------------
Transportation-3.7%
Air Freight-2.7%
C.H. Robinson Worldwide, Inc.                         115,800         5,190,156
Expeditors International of Washington, Inc.           65,800         5,118,582
                                                                 --------------
                                                                     10,308,738
                                                                 --------------
Miscellaneous-1.0%
BorgWarner, Inc.                                       72,400         4,037,748
                                                                 --------------
                                                                     14,346,486
                                                                 --------------
Basic Industry-3.6%
Mining & Metals-3.6%
Allegheny Technologies, Inc.                          100,080         5,055,041
Joy Global, Inc.                                      173,750         8,958,550
                                                                 --------------
                                                                     14,013,591
                                                                 --------------
Capital Goods-2.8%
Electrical Equipment-0.9%
AMETEK, Inc.                                           84,200         3,607,128
                                                                 --------------
Engineering & Construction-0.4%
Granite Construction, Inc.                             31,800         1,473,930
                                                                 --------------
Miscellaneous-1.5%
IDEX Corp.                                            118,450         5,596,763
                                                                 --------------
                                                                     10,677,821
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 105


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Aerospace & Defense-1.6%
Aerospace-1.6%
Precision Castparts Corp.                             113,200    $    6,004,128
                                                                 --------------
Multi-Industry Companies-1.4%
Chemed Corp.                                          100,000         5,544,000
                                                                 --------------
Utilities-0.9%
Electric & Gas Utilities-0.9%
Southwestern Energy Co.(a)                            111,200         3,568,408
                                                                 --------------
Consumer Staples-0.4%
Food-0.4%
United Natural Foods, Inc.(a)                          51,700         1,719,542
                                                                 --------------
Total Common Stocks
  (cost $321,909,236)                                               375,279,708
                                                                 --------------
SHORT-TERM INVESTMENT-4.1%
Time Deposit-4.1%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $16,025,000)                                 $ 16,025        16,025,000
                                                                 --------------
Total Investments-100.7%
  (cost $337,934,236)                                               391,304,708
Other assets less liabilities-(0.7%)                                 (2,865,484)
                                                                 --------------
Net Assets-100%                                                  $  388,439,224
                                                                 ==============


(a)  Non-income producing security.

Glossary :

ADR - American Depositary Receipt

See notes to financial statements.


106 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-53.1%
Collateralized Mortgage Obligations-2.3%
Fannie Mae Series 2005-69 Cl.AD
  5.00%, 8/25/35                                     $  5,953    $    5,848,406
Fannie Mae Whole Loan Series 2003-W13 Cl.AV2
  4.72%, 10/25/33                                       3,924         3,924,750
Fannie Mae-ACES Series 2000-M2 Cl.B
  7.08%, 2/17/21                                        1,009         1,011,039
Federal Home Loan Mortgage Corp.
  Series 2974 Cl. AM
  4.60%, 8/15/29                                        8,880         8,691,638
                                                                 --------------
                                                                     19,475,833
                                                                 --------------
Federal Agency-23.2%
Federal Home Loan Bank
  3.625%, 6/20/07                                      17,655        17,364,222
Federal Home Loan Mortgage Corp.
  3.25%, 11/02/07                                      15,000        14,555,205
  3.75%, 8/03/07                                        4,500         4,427,519
  3.875%, 6/15/08                                      16,380        16,014,185
  4.00%, 8/17/07                                       31,210        30,804,145
  4.90%, 11/03/08                                       8,000         7,944,616
Federal National Mortgage Association
  3.875%, 5/15/07                                      12,180        12,028,798
  4.25%, 5/15/09                                        6,095         5,973,393
  4.90%, 11/28/07                                       8,650         8,629,923
  5.00%, 2/27/08                                       13,210        13,189,868
  5.75%, 2/15/08                                       42,335        42,995,976
  6.625%, 9/15/09                                      26,000        27,407,406
                                                                 --------------
                                                                    201,335,256
                                                                 --------------
Mortgage Pass Thru's-13.1%
Federal Home Loan Mortgage Corp.
  7.00%, 5/01/35                                       11,643        12,025,091
Federal National Mortgage Association
  6.00%, 12/01/09-6/01/20                               1,863         1,896,440
  7.00%, 2/01/31-12/01/34                               1,752         1,814,380
  5.00%, TBA                                           20,795        20,515,557
  5.50%, TBA                                           21,375        21,468,515
  6.00%, TBA                                           23,820        24,035,857
  6.50%, TBA                                           31,345        32,089,444
                                                                 --------------
                                                                    113,845,284
                                                                 --------------
U.S. Treasury Notes-14.5%
  3.00%, 12/31/06                                      68,370        67,392,514
  3.50%, 5/31/07                                       45,888        45,210,418
  3.625%, 4/30/07                                         185           182,695
  3.75%, 5/15/08                                       13,506        13,248,548
                                                                 --------------
                                                                    126,034,175
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 107


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $462,327,025)                                            $  460,690,548
                                                                 --------------
CORPORATE DEBT OBLIGATIONS-20.2%
Automotive-0.8%
Daimler-Chrysler North America Corp.
  4.125%, 3/07/07                                    $  5,895         5,816,019
  4.875%, 6/15/10                                       1,210         1,175,555
                                                                 --------------
                                                                      6,991,574
                                                                 --------------
Banking-0.4%
Washington Mutual Bank
  4.50%, 8/25/08                                        3,915         3,851,154
                                                                 --------------
Broadcasting/Media-0.8%
Time Warner, Inc.
  6.125%, 4/15/06                                       6,495         6,502,021
                                                                 --------------
Building/Real Estate-1.1%
Simon Property Group LP
  6.375%, 11/15/07                                      3,804         3,870,783
Vornado Realty L.P.
  5.625%, 6/15/07                                       5,840         5,840,491
                                                                 --------------
                                                                      9,711,274
                                                                 --------------
Cable-1.6%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                       5,495         5,706,926
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                       7,440         7,702,498
                                                                 --------------
                                                                     13,409,424
                                                                 --------------
Communications-0.9%
Sprint Capital Corp.
  6.00%, 1/15/07                                        7,590         7,641,908
                                                                 --------------
Communications - Mobile-0.5%
Cingular Wireless LLC
  5.625%, 12/15/06                                        615           617,565
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06                                        4,030         4,030,000
                                                                 --------------
                                                                      4,647,565
                                                                 --------------
Financial-6.5%
CIT Group, Inc.
  7.375%, 4/02/07                                      11,265        11,511,242
Countrywide Home Loans, Inc.
  5.625%, 5/15/07                                      13,555        13,630,406
International Lease Finance Corp.
  5.625%, 6/01/07                                       9,685         9,711,982
Merrill Lynch & Co., Inc.
  6.56%, 12/16/07                                      11,885        12,176,396


108 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                    $  9,800    $    9,632,734
                                                                 --------------
                                                                     56,662,760
                                                                 --------------
Food/Beverage-1.3%
General Mills, Inc.
  5.125%, 2/15/07                                       3,860         3,857,344
The Kroger Co.
  7.80%, 8/15/07                                        7,380         7,619,024
                                                                 --------------
                                                                     11,476,368
                                                                 --------------
Health Care-1.2%
Aetna, Inc.
  7.375%, 3/01/06                                         655           655,000
WellPoint, Inc.
  3.50%, 9/01/07                                          295           287,102
  3.75%, 12/14/07                                       9,886         9,641,183
                                                                 --------------
                                                                     10,583,285
                                                                 --------------
Insurance-0.9%
Marsh & Mclennan Cos., Inc.
  5.375%, 3/15/07                                       7,725         7,715,382
                                                                 --------------
Non-Air Transportation-0.4%
CSX Corp.
  6.25%, 10/15/08                                       3,765         3,855,480
                                                                 --------------
Paper/Packaging-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                         569           572,335
                                                                 --------------
Public Utilities - Electric & Gas-1.8%
Duke Energy Corp.
  3.75%, 3/05/08                                        5,965         5,795,206
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                        3,945         3,765,514
Progress Energy, Inc.
  6.05%, 4/15/07                                        5,750         5,797,990
                                                                 --------------
                                                                     15,358,710
                                                                 --------------
Service-0.7%
Waste Management, Inc.
  6.50%, 11/15/08                                       5,623         5,800,074
                                                                 --------------
Supermarket/Drug-1.0%
Safeway, Inc.
  6.15%, 3/01/06                                        4,025         4,025,000
  6.50%, 11/15/08                                       4,495         4,594,214
                                                                 --------------
                                                                      8,619,214
                                                                 --------------
Technology-0.2%
Oracle Corp.
  5.00%, 1/15/11(a)                                     1,725         1,702,935
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 109


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Total Corporate Debt Obligations
  (cost $176,674,659)                                            $  175,101,463
                                                                 --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-9.7%
Adjustable Rate Mortgage Trust
  Series 2005-11 Cl.2A41
  5.37%, 2/25/36                                     $  3,090         3,072,990
  Series 2005-11 Cl.5M1
  4.85%, 2/25/36                                        1,525         1,526,281
American Home Mortgage Investment Trust
  Series 2005-2 Cl.2A1
  5.95%, 9/25/45                                          381           386,086
  Series 2005-4 Cl.5A
  5.35%, 11/25/45                                       5,538         5,491,004
Bear Stearns Alt-A Trust
  Series 2005-10 Cl.24A1
  6.00%, 1/25/36                                        2,021         2,031,849
  Series 2006-1 Cl.22A1
  5.45%, 2/25/36                                        5,125         5,086,694
  Series 2006-2 Cl.23A1
  6.00%, 3/31/36                                        3,245         3,263,519
Citicorp Mortgage Securities, Inc.
  Series 2004-7 Cl.1A1
  5.25%, 9/25/34                                        5,612         5,545,320
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-WF2 Cl.AF3
  4.871%, 8/25/35                                       5,000         4,931,300
Commercial Mortgage Pass-Through Certificates
  Series 2005-F10A Cl.A1
  4.67%, 4/15/17                                        5,068         5,050,357
Countrywide Alternative Loan Trust
  Series 2005-17 Cl.1A2
  4.86%, 7/25/35                                        1,540         1,538,566
CS First Boston Mortgage Security Corp.
  Series 2005-11 Cl.3A6
  5.50%, 12/25/35                                       6,201         6,179,297
Deutsche Alt-A Securities, Inc. Mortgage Loan
  Series 2005-AR1 Cl.1A1
  4.89%, 8/25/35                                          407           405,746
First Horizon Mortgage Passthru Trust
  Series 2005-FA11 Cl.1A5
  5.75%, 2/25/36                                        3,515         3,535,088
Homebanc Mortgage Trust Series 2005-4 Cl.A2
  4.91%, 10/25/35                                       5,600         5,599,824
Indymac Index Mortgage Loan Trust
  Series 2005-AR21 Cl.3A2
  5.40%, 10/25/35                                           0               405
MLCC Mortgage Investors, Inc.
  Series 2004-A Cl.A1
  4.81%, 4/25/29                                          389           389,693


110 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I Series 2005-XLF Cl.H
  4.96%, 3/15/06                                     $  1,000    $    1,000,000
Mortgage It Trust
  Series 2005-4 Cl.M1
  5.03%, 10/25/35                                       2,340         2,341,959
  Series 2005-5 Cl.A2
  4.89%, 12/25/35                                       2,912         2,912,104
Residential Accredit Loans, Inc.
  Series 2005-QA9 Cl.M1
  5.51%, 8/25/35                                        3,995         3,899,213
  Series 2006-QS2 Cl.1A9
  5.50%, 3/25/36                                        6,195         6,192,098
Structured Adjustable Rate Mortgage Loan Trust
  Series 2005-5 Cl.A3
  4.81%, 5/25/35                                        1,665         1,663,045
Structured Asset Securities Corp.
  Series 2002-11A Cl.1A1
  5.58%, 6/25/32                                           28            27,237
  Series 2003-21 Cl.2A1
  4.00%, 8/25/33                                        9,458         9,224,532
Washington Mutual Series 2005-AR7 Cl.A4
  4.94%, 8/25/35                                        2,418         2,380,625
                                                                 --------------
Total Collateralized Mortgage Obligations
  (cost $84,138,304)                                                 83,674,832
                                                                 --------------
ASSET BACKED SECURITIES-9.6%
Ace Securities Corp. Series 2003-OP1 Cl.A2
  4.74%, 12/25/33                                         105           105,021
American General Mortgage Loan Trust
  Series 2003-1 Cl.A3
  4.03%, 4/25/33                                        3,058         2,974,660
Asset Backed Securities Corporation Home Equity
  Series 2003-HE7 Cl.M2
  6.32%, 12/15/33                                       2,340         2,367,799
Bayview Financial Acquisition Trust
  Series 2005-C Cl.A1B
  4.85%, 6/28/44                                        2,930         2,934,571
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08                                          295           291,805
Citibank Credit Card Issuance Trust
  Series 2004-A4 Cl.A4
  3.20%, 8/24/09                                        4,320         4,204,526
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Cl.AF2
  2.645%, 4/25/34                                       1,025           989,125
Credit Suisse First Boston Mortgage Securities
  Corp. Series 2005-4 Cl.A3
  1.00%, 1/25/36                                        3,480         3,417,082


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 111


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Credit-Based Asset Servicing & Securities
  Series 2003-CB1 Cl.AF
  3.45%, 1/25/33                                     $  1,548    $    1,488,083
Credit-Based Asset Servicing & Securities Trust
  Series 2003-CB3 Cl.AF1
  2.879%, 12/25/32                                      2,817         2,702,675
  Series 2005-CB4 Cl.AF2
  4.751%, 8/25/35                                       2,100         2,062,265
  Series 2005-RP2 Cl.AF2
  5.75%, 9/25/35                                        1,800         1,807,884
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Cl.A2
  4.87%, 6/25/34                                        2,578         2,584,391
Home Equity Mortgage Trust
  Series 2005-3 Cl.M1
  5.12%, 11/25/35                                         650           652,542
  Series 2006-1 Cl.A2
  1.00%, 5/25/36                                        4,010         4,012,887
HSI Asset Securitization Corp.
  Series 2006-OPT1 Cl.2A1
  4.66%, 12/25/35                                       8,233         8,233,387
Ixis Real Estate Capital Trust
  Series 2004-HE4 Cl.A1
  4.95%, 2/25/35                                        3,351         3,355,264
Lehman XS Trust
  Series 2005-2 Cl.1M1
  5.08%, 8/25/35                                        5,000         5,004,000
  Series 2006-1 Cl.1M1
  5.03%, 2/25/36                                        4,000         4,003,120
Long Beach Mortgage Loan Trust
  Series 2003-1 Cl.M2
  6.63%, 3/25/33                                          700           704,263
  Series 2004-3 Cl.M3
  5.18%, 7/25/34                                          400           402,376
Master Asset Backed Securities Trust
  Series 2004-HE1 Cl.A1
  4.98%, 9/25/34                                        3,450         3,461,521
  Series 2004 WMC3 Cl.A4
  4.87%, 10/25/34                                       3,531         3,536,350
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-WMC1 Cl.A2
  4.88%, 10/25/34                                          10             9,604
  Series 2005-A8 Cl.A1C1
  5.25%, 8/25/36                                        2,577         2,568,199
Morgan Stanley ABS Capital I, Inc.
  Series 2002-NC6 Cl.M2
  6.68%, 11/25/32                                       1,930         1,939,959
Providian Gateway Master Trust
  Series 2004-DA Cl.A
  3.35%, 9/15/11                                        2,900         2,824,774


112 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Renaissance Home Equity Loan Trust
  Series 2003-4 Cl.A2
  4.78%, 3/25/34                                     $      0    $          253
Residential Asset Securities Corp.
  Series 2004-KS5 Cl.A2B2
  4.80%, 9/25/33                                        5,453         5,457,447
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Cl.M1
  5.03%, 6/25/36                                        2,000         2,005,080
Structured Asset Investment Loan Trust
  Series 2005-HE1 Cl.A4
  4.74%, 7/25/35                                        1,565         1,565,986
  Series 2006-1 Cl.A1
  4.66%, 1/25/36                                        5,974         5,973,591
                                                                 --------------
Total Asset Backed Securities
  (cost $83,861,855)                                                 83,640,490
                                                                 --------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-1.9%
Asset Securitization Corp.
  Series 1996-MD6 Cl.A1C
  7.04%, 11/13/29                                         467           473,400
Banc of America Large Loan, Inc.
  Series 2005-Mib1 Cl.C
  4.88%, 3/15/22                                        2,500         2,500,000
Commercial Mortgage Pass-Through Certificates
  Series 2005-FL11 Cl.D
  4.91%, 11/15/17                                       2,500         2,499,664
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2005-TF2A Cl.F
  5.07%, 9/15/20                                        1,435         1,435,000
  Series 2005-TF2A Cl.G
  5.12%, 9/15/20                                        1,435         1,435,000
First Union-Lehman Brothers-Bank of America
  Series 1998-C2 Cl.A2
  6.56%, 11/18/35                                         600           613,534
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29                                        315           302,967
Lehman Brothers Commercial Mortgage Trust
  Series 2004-LLFA Cl.C
  4.88%, 10/15/17                                       2,400         2,400,192
  Series 2005-LLFA Cl.E
  4.85%, 7/15/18                                        1,000         1,000,000
Morgan Stanley Capital I Series 2005-XLF Cl.G
  4.94%, 8/15/19                                        2,000         2,000,000


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 113


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nomura Asset Securities Corp.
  Series 1996-D5 Cl.A1B
  7.12%, 4/13/39                                     $    750    $      750,998
  Series 1998-D6 Cl.A1B
  6.59%, 3/15/30                                          820           841,410
                                                                 --------------
Total Commercial Mortgage Backed Securities
  (cost $16,386,825)                                                 16,252,165
                                                                 --------------
SHORT-TERM INVESTMENTS-17.4%
Commercial Paper-15.5%
Barclays U.S. Funding LLC
  4.505%, 3/13/06                                      30,000        29,954,950
Citigroup Funding, Inc.
  4.49%, 3/13/06                                       21,000        20,968,570
Credit Suisse First Boston New York
  4.50%, 3/13/06                                       30,000        29,955,000
Rabobank USA Financial Corp.
  4.54%, 3/01/06                                       30,000        30,000,000
Royal Bank of Scotland Plc
  4.49%, 3/13/06                                       17,000        16,974,557
  4.725%, 11/27/06                                      6,090         6,090,256
                                                                 --------------
                                                                    133,943,333
                                                                 --------------
Time Deposit-1.9%
State Street Euro Dollar
  3.85%, 3/01/06                                       16,888        16,888,000
                                                                 --------------
Total Short-Term Investments
  (amortized cost $150,831,333)                                     150,831,333
                                                                 --------------
Total Investments-111.9%
  (cost $974,220,001)                                               970,190,831
Other assets less liabilities-(11.9%)                              (102,896,120)
                                                                 --------------
Net Assets-100%                                                  $  867,294,711
                                                                 ==============


114 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                       Notional                     Payments       Payments
Swap                    Amount      Termination      made by      received by     Unrealized
Counterparty             (000)          Date        Portfolio      Portfolio     Depreciation
----------------------------------------------------------------------------------------------
Lehman Brothers         $25,000        1/27/08         BMA*          4.835%        $(96,612)


* BMA (Bond Market Association)


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $1,702,935 or 0.2% of net assets.

Glossary of Terms:

TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amoount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 115


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-47.2%
Federal Agency-0.7%
Federal National Mortgage Association
  3.875%, 11/17/08(a)                                $  7,088    $    6,894,724
                                                                 --------------
Federal Agency - Collateralized Mortgage
  Obligations-0.4%
Fannie Mae Grantor Trust
  Series 2004-T5 Cl.AB4, 4.76%, 5/28/35(a)              2,732         2,732,126
  Series 2005-T3 Cl.AIA, 4.23%, 7/25/35(a)                630           630,188
                                                                 --------------
                                                                      3,362,314
                                                                 --------------
Mortgage Pass Thru's-38.4%
Federal Home Loan Mortgage Corp.
  4.50%, 7/01/35-1/01/36(a)                            17,909        16,866,245
  6.00%, 9/01/20(a)                                     1,974         2,007,557
  6.00%, TBA                                            4,450         4,491,719
Federal National Mortgage Association
  5.00%, 12/01/20(a)                                   15,643        15,398,182
  5.50%, 2/01/14-2/01/35(a)                            78,014        77,767,352
  6.50%, 1/01/36(a)                                     3,770         3,864,545
  6.00%, 2/01/17-9/01/35(a)                            20,900        21,150,005
  4.50%, TBA                                           27,050        26,238,500
  5.00%, TBA                                           36,540        35,648,031
  5.50%, TBA                                           74,970        74,301,944
  6.00%, TBA                                           43,930        44,328,093
  6.50%, TBA                                           33,340        34,131,825
                                                                 --------------
                                                                    356,193,998
                                                                 --------------
U.S. Treasury Bond-5.1%
  5.375%, 2/15/31(a)                                   30,486        33,935,918
  7.25%, 5/15/16(a)                                    10,710        12,962,441
                                                                 --------------
                                                                     46,898,359
                                                                 --------------
U.S. Treasury Notes-2.6%
  4.50%, 11/15/15(a)                                   24,385        24,209,721
                                                                 --------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $438,535,120)                                               437,559,116
                                                                 --------------
CORPORATE DEBT OBLIGATIONS-20.4%
Aerospace/Defense-0.2%
Raytheon Co.
  6.75%, 8/15/07(a)                                     1,153         1,176,053
Textron, Inc.
  6.375%, 11/15/08(a)                                     875           898,435
                                                                 --------------
                                                                      2,074,488
                                                                 --------------


116 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Automotive-0.1%
DaimlerChrysler North America Holding Corp.
  4.875%, 6/15/10(a)                                 $    698    $      678,130
                                                                 --------------
Banking-2.1%
Bank of America Corp.
  4.50%, 8/01/10(a)                                     3,496         3,407,607
Barclays Bank Plc
  8.55%, 9/29/49(a)(b)                                    961         1,095,439
HSBC Finance Corp.
  4.75%, 4/15/10(a)                                     1,570         1,539,332
JPMorgan Chase & Co.
  6.75%, 2/01/11(a)                                     2,530         2,687,606
Mizuho Financial Group
  8.375%, 4/27/09(a)                                      925           994,375
RBS Capital Trust III
  5.512%, 9/30/14(a)                                      562           552,013
Resona Bank Ltd.
  5.85%, 4/15/16(a)(b)                                    330           327,579
Sanwa Bank, Ltd.
  7.40%, 6/15/11(a)                                       170           185,295
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(a)(b)                                  573           566,207
Suntrust Bank Series CD
  4.9425%, 6/02/09(a)                                     591           592,064
The Huntington National Bank Series BKNT
  4.375%, 1/15/10(a)                                      517           500,913
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                                     1,913         2,060,278
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                                     2,185         2,114,872
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                     1,808         1,748,591
Zions Bancorp
  5.50%, 11/16/15(a)                                      960           957,773
                                                                 --------------
                                                                     19,329,944
                                                                 --------------
Broadcasting/Media-0.7%
BSKYB Finance United Kingdom Plc
  5.625%, 10/15/15(a)(b)                                1,465         1,445,457
News America, Inc.
  6.55%, 3/15/33(a)                                       928           950,640
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                                    2,050         2,412,528
Time Warner, Inc.
  6.875%, 5/01/12(a)                                    1,010         1,075,303
WPP Finance Corp.
  5.875%, 6/15/14(a)                                      886           889,075
                                                                 --------------
                                                                      6,773,003
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 117


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Building/Real Estate-0.2%
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                  $    414    $      403,597
Simon Property Group L.P.
  6.375%, 11/15/07(a)                                   1,015         1,032,819
                                                                 --------------
                                                                      1,436,416
                                                                 --------------
Cable-0.5%
British Sky Broadcasting Group Plc
  6.875%, 2/23/09(a)                                      489           507,859
Comcast Cable Communications, Inc.
  6.875%, 6/15/09(a)                                    1,463         1,524,698
Comcast Corp.
  5.30%, 1/15/14(a)                                     1,263         1,228,356
  5.50%, 3/15/11(a)                                     1,597         1,592,736
                                                                 --------------
                                                                      4,853,649
                                                                 --------------
Chemicals-0.2%
Lubrizol Corp.
  4.625%, 10/01/09(a)                                     805           783,659
Prologis Trust
  7.05%, 7/15/06(a)                                       720           723,667
                                                                 --------------
                                                                      1,507,326
                                                                 --------------
Communications-1.2%
AT&T Corp.
  8.00%, 11/15/31(a)                                      500           625,613
British Telecommunications Plc
  8.375%, 12/15/10(a)                                   2,721         3,060,213
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                      940         1,077,737
  9.455%, 11/15/22(a)                                   1,356         1,764,187
Sprint Capital Corp.
  8.375%, 3/15/12(a)                                    3,219         3,698,061
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                                     1,085         1,035,112
                                                                 --------------
                                                                     11,260,923
                                                                 --------------
Communications - Mobile-1.1%
Cingular Wireless LLC
  5.625%, 12/15/06(a)                                   1,644         1,650,856
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06(a)                                     1,050         1,050,000
  7.875%, 3/01/11(a)                                    3,125         3,465,259
  8.75%, 3/01/31(a)                                     1,464         1,942,812
Telus Corp.
  7.50%, 6/01/07(a)                                     1,714         1,759,378
                                                                 --------------
                                                                      9,868,305
                                                                 --------------
Conglomerate/Miscellaneous-0.2%
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(b)                                 1,449         1,677,135
                                                                 --------------


118 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Manufacturing-0.2%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                                $    902    $      884,454
Textron Financial Corp.
  4.125%, 3/03/08(a)                                    1,315         1,290,375
                                                                 --------------
                                                                      2,174,829
                                                                 --------------
Energy-0.8%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                     1,160         1,362,243
  7.875%, 10/01/29(a)                                     628           769,098
Conoco, Inc.
  6.95%, 4/15/29(a)                                     1,182         1,404,617
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                      506           554,522
Enterprise Products Operating L.P. Series B
  5.60%, 10/15/14(a)                                      808           801,960
Valero Energy Corp.
  6.875%, 4/15/12(a)                                    1,493         1,610,316
  7.50%, 4/15/32(a)                                       585           710,637
                                                                 --------------
                                                                      7,213,393
                                                                 --------------
Financial-5.7%
American General Finance Corp.
  4.625%, 5/15/09(a)                                    2,620         2,582,715
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                                    1,656         1,589,720
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                       645           639,957
  6.50%, 2/15/12(a)                                       205           218,945
BOI Capital Funding Number 2
  5.571%, 8/01/49(a)(b)                                   375           370,044
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                       665           640,618
CIT Group, Inc.
  4.99%, 5/18/07(a)                                       466           467,263
  7.75%, 4/02/12(a)                                     3,143         3,512,834
Citigroup, Inc.
  4.60%, 6/09/09(a)                                       421           421,880
  4.625%, 8/03/10(a)                                    2,357         2,307,692
  5.00%, 9/15/14(a)                                     1,325         1,296,603
Core Investment Grade Trust
  4.659%, 11/30/07(a)                                   3,990         3,915,706
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                     1,847         1,727,523
  4.25%, 12/19/07(a)                                    1,855         1,822,988
Credit Suisse First Boston USA, Inc.
  4.125%, 1/15/10(a)                                    1,265         1,215,419
  5.50%, 8/15/13(a)                                     1,117         1,128,138


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 119


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
General Electric Capital Corp.
  4.00%, 2/17/09(a)                                  $  4,160    $    4,030,686
  4.375%, 11/21/11(a)                                   1,213         1,162,812
  4.56%, 6/22/07(a)                                     3,448         3,451,476
  6.75%, 3/15/32(a)                                     1,134         1,327,176
HSBC Finance Corp.
  6.50%, 11/15/08(a)                                    2,426         2,506,488
  7.00%, 5/15/12(a)                                       440           476,248
iStar Financial, Inc.
  6.00%, 12/15/10(a)                                      715           729,185
Kinder Morgan Finance Corp.
  5.35%, 1/05/11(a)                                     2,260         2,245,495
MBNA Corp.
  4.625%, 9/15/08(a)                                    1,362         1,345,570
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10(a)                                     4,212         4,125,233
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(b)                                  619           658,739
SLM Corp.
  4.50%, 7/26/10(a)                                     2,074         2,005,610
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                                     1,016           976,165
  5.125%, 1/15/15(a)                                      828           808,858
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                                    3,217         3,448,482
                                                                 --------------
                                                                     53,156,268
                                                                 --------------
Food/Beverage-1.0%
Conagra Foods, Inc.
  6.75%, 9/15/11(a)                                       287           301,803
  7.875%, 9/15/10(a)                                      962         1,047,328
General Mills, Inc.
  5.125%, 2/15/07(a)                                    3,345         3,342,699
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                                   3,245         3,115,781
Kroger Co.
  7.80%, 8/15/07(a)                                     1,540         1,589,877
                                                                 --------------
                                                                      9,397,488
                                                                 --------------
Healthcare-1.0%
Aetna, Inc.
  7.375%, 3/01/06(a)                                    1,845         1,845,000
Humana, Inc.
  6.30%, 8/01/18(a)                                     1,094         1,141,853
WellPoint, Inc.
  3.50%, 9/01/07(a)                                     2,200         2,141,102
  3.75%, 12/14/07(a)                                      412           401,797
  4.25%, 12/15/09(a)                                    2,555         2,463,546
Wyeth
  5.50%, 2/01/14(a)                                     1,267         1,275,453
                                                                 --------------
                                                                      9,268,751
                                                                 --------------


120 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-0.1%
Tyco International Group SA
  6.00%, 11/15/13(a)                                 $  1,250    $    1,276,321
                                                                 --------------
Insurance-0.7%
Assurant, Inc.
  5.625%, 2/15/14(a)                                    1,028         1,028,314
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    993           977,331
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(a)(b)                                   646           633,287
Royal & Sun Alliance Insurance Group Plc
  8.95%, 10/15/29(a)                                    1,108         1,439,786
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                                 2,541         2,728,566
                                                                 --------------
                                                                      6,807,284
                                                                 --------------
Metals / Mining-0.1%
Ispat Inland ULC
  9.75%, 4/01/14(a)                                       602           684,775
Teck Cominco Ltd.
  6.125%, 10/01/35(a)                                     530           525,532
                                                                 --------------
                                                                      1,210,307
                                                                 --------------
Paper/Packaging-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                                     1,395         1,332,031
Packaging Corp. of America
  5.75%, 8/01/13(a)                                     1,099         1,083,031
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                    1,083         1,097,100
                                                                 --------------
                                                                      3,512,162
                                                                 --------------
Petroleum Products-0.1%
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(b)                                  380           381,425
                                                                 --------------
Public Utilities - Electric & Gas-2.3%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                     1,805         1,910,925
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(b)                                  700           712,830
Consumers Energy Co.
  4.25%, 4/15/08(a)                                       734           718,521
Duke Capital LLC
  8.00%, 10/01/19(a)                                    1,829         2,161,452
Exelon Corp.
  6.75%, 5/01/11(a)                                     1,870         1,975,245
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                    1,675         1,751,703
  7.375%, 11/15/31(a)                                   2,246         2,619,171
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)(b)                                  933           957,372


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 121


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
NiSource Finance Corp.
  7.875%, 11/15/10(a)                                $    856    $      938,665
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                                     1,700         1,641,210
  6.05%, 3/01/34(a)                                     1,109         1,147,621
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                     1,222         1,307,421
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                                     874         1,005,568
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13(a)(b)                                 1,447         1,515,699
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                                    1,110         1,181,858
                                                                 --------------
                                                                     21,545,261
                                                                 --------------
Public Utilities - Telephone-0.6%
Bell Atlantic New Jersey, Inc. Series A
  5.875%, 1/17/12(a)                                    1,435         1,445,352
Telecom Italia Capital
  4.00%, 11/15/08(a)                                      820           791,820
  4.00%, 1/15/10(a)                                     2,995         2,833,177
  6.375%, 11/15/33(a)                                     375           371,011
                                                                 --------------
                                                                      5,441,360
                                                                 --------------
Service-0.3%
Pershing Road Development Co. LLC
  4.81%, 9/01/26(a)(b)                                  1,143         1,143,000
Waste Management, Inc.
  6.875%, 5/15/09(a)                                    1,435         1,501,573
                                                                 --------------
                                                                      2,644,573
                                                                 --------------
Supermarket/Drug-0.1%
Safeway, Inc.
  4.80%, 7/16/07(a)                                       620           616,031
  6.50%, 3/01/11(a)                                       453           467,567
                                                                 --------------
                                                                      1,083,598
                                                                 --------------
Technology-0.5%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                       780           781,335
IBM Corp.
  4.375%, 6/01/09(a)                                      455           445,677
Motorola, Inc.
  7.625%, 11/15/10(a)                                     146           160,636
Oracle Corp. / Ozark Holding, Inc.
  5.25%, 1/15/16(a)(b)                                  3,500         3,439,009
                                                                 --------------
                                                                      4,826,657
                                                                 --------------
Total Corporate Debt Obligations
  (cost $192,426,397)                                               189,398,996
                                                                 --------------


122 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
NON U.S. DOLLAR SOVEREIGN DEBT-9.3%
Japan Government
  0.70%, 6/20/10(a)                        JPY      4,089,800    $   34,879,947
Poland (Govt of)
  6.25%, 10/24/15(a)                       PLZ         13,095         4,628,099
Sweden (Kingdom of) Series 1043
  5.00%, 1/28/09(a)                        SEK        123,575        16,519,874
  5.25%, 3/15/11(a)                                   116,620        16,154,584
United Mexican States
  10.00%, 12/05/24(a)                      MXP        121,510        13,769,200
                                                                 --------------
Total Non U.S. Dollar Sovereign Debt
  (cost $84,724,219)                                                 85,951,704
                                                                 --------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-7.8%
Banc of America Commercial Mortgage, Inc.
  Series 2004-3 Cl.A5
  5.30%, 6/10/39(a)                                  $  4,635         4,677,828
  Series 2004-4 Cl.A3
  4.128%, 7/10/42(a)                                    1,035         1,000,855
  Series 2004-6 Cl.A2
  4.161%, 12/10/42(a)                                   3,865         3,733,165
  Series 2005-1 Cl.A3
  4.877%, 11/10/42(a)                                   5,346         5,284,200
Bear Stearns Commercial Mortgage Securities,
  Inc.
  Series 2005-PWR7 Cl.A3
  5.116%, 2/11/41(a)                                    2,500         2,467,500
  Series 2005-TI8 Cl.A4
  4.933%, 2/13/42(a)                                    4,235         4,129,718
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Cl.A2
  3.861%, 3/15/36(a)                                      899           871,131
  Series 2004-C5 Cl.A2
  4.183%, 11/15/37(a)                                   1,154         1,112,202
  Series 2005-C1 Cl.A4
  5.014%, 2/15/38(a)                                    1,516         1,485,165
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Cl.A3FX
  4.863%, 7/10/45(a)                                    3,265         3,215,894
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Cl.A4
  4.111%, 7/05/35(a)                                    1,102         1,026,899
  Series 2005-GG3 Cl.A2
  4.305%, 8/10/42(a)                                    1,823         1,769,622


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 123


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage
  Securities
  Series 2004-C1 Cl.A2
  4.302%, 1/15/38(a)                                 $  1,720    $    1,647,038
  Series 2005-CDP1 Cl.A2
  4.625%, 3/15/46(a)                                    4,953         4,849,086
  Series 2005-CDP1 Cl.A4
  5.038%, 3/15/46(a)                                    1,846         1,809,818
  Series 2005-CDP3 Cl.A2
  4.851%, 8/15/42(a)                                    2,810         2,764,422
  Series 2005-CDP4 Cl.A2
  4.79%, 10/15/42(a)                                    1,045         1,025,553
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29(a)                                   3,480         3,347,064
  Series 2004-C8 Cl.A2
  4.201%, 12/15/29(a)                                   1,084         1,047,968
  Series 2005-C1 Cl.A4
  4.742%, 2/15/30(a)                                    4,209         4,050,531
  Series 2005-C7 Cl.A4
  5.197%, 11/15/30(a)                                   2,380         2,362,507
  Series 2006-C1 Cl.A4
  5.156%, 2/15/31(a)                                    2,555         2,529,603
Merrill Lynch Mortgage Trust
  Series 2004-KEY2 Cl.A2
  4.166%, 8/12/39(a)                                    2,867         2,757,910
  Series 2005-CK11 Cl.A6
  5.24%, 11/12/37(a)                                    2,100         2,102,100
  Series 2005-MKB2 Cl.A2
  4.806%, 9/12/42(a)                                    2,230         2,195,636
Morgan Stanley Capital I
  Series 2004-T13 Cl.A2
  3.94%, 9/13/45(a)                                     4,565         4,361,356
  Series 2005-HQ5 Cl.A4
  5.168%, 1/14/42(a)                                    5,186         5,136,629
                                                                 --------------
Total Commercial Mortgage Backed Securities
  (cost $74,337,641)                                                 72,761,400
                                                                 --------------
ASSET BACKED SECURITIES-5.8%
Aegis Asset Backed Securities Trust
  Series 2004-3 Cl.A2A
  4.78%, 9/25/34(a)                                       988           988,435
American Express Credit Account Master Trust
  Series 2005-1 Cl.A
  4.60%, 10/15/12(a)                                    1,298         1,298,000
Asset Backed Funding Certificates
  Series 2003-WF1 Cl.A2
  5.28%, 12/25/32(a)                                      956           960,915


124 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Bank One Issuance Trust
  Series 2004-A4 Cl.A4
  4.61%, 2/16/10(a)                                  $  2,158    $    2,159,360
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Cl.1A1
  4.73%, 4/25/22(a)                                       538           538,688
C Bass Trust
  Series 2005-CB7, Cl.AF2
  5.147%, 11/25/35(a)                                   1,805         1,791,715
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08(a)                                     1,620         1,602,455
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Cl.AFPT
  3.36%, 1/25/33(a)                                       818           760,308
Credit Suisse First Boston Mortgage
  Series 2005-2 Cl.A1
  4.76%, 7/25/35(a)                                       984           984,144
  Series 2005-4 Cl.A3
  4.742%, 1/25/36(a)                                    2,070         2,032,574
  Series 2006-1 Cl.A2
  5.30%, 5/25/36(a)                                     1,040         1,040,749
Discover Card Master Trust I
  Series 2004-1 Cl.A
  4.60%, 4/16/10(a)                                     2,457         2,458,548
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Cl.A
  4.61%, 7/15/09(a)                                       300           299,695
GE-WMC Mortgage Securities LLC
  Series 2005-2 Cl.A2B
  4.75%, 12/25/35(a)                                    2,190         2,190,000
Household Home Equity Loan Trust
  Series 2005-3 Cl.A1
  4.83%, 1/20/35(a)                                     2,318         2,322,676
Lehman XS Trust
  Series 2005-4 Cl.1M1
  5.08%, 10/25/35(a)                                    4,750         4,754,037
Master Asset Backed Securities Trust
  Series 2004-HE1 Cl.A1
  4.98%, 9/25/34(a)                                     3,487         3,498,831
MBNA Credit Card Master Note Trust
  Series 2001-A5 Cl.A5
  4.78%, 3/15/11(a)                                     7,841         7,881,460
Morgan Stanley ABS Capital I
  Series 2004-HE4 Cl.A3
  4.78%, 5/25/34(a)                                        99            98,612
Novastar Home Equity Loan
  Series 2001-1 Cl.A1
  5.14%, 7/25/31(a)                                     1,228         1,228,495


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 125


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
RAAC Series
  Series 2004-SP1 Cl.AI1
  4.76%, 6/25/13(a)                                  $      1    $          615
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Cl.AIA2
  4.75%, 3/25/35(a)                                     2,175         2,169,910
  4.78%, 4/25/35(a)                                     3,085         3,085,000
Residential Asset Securities Corp.
  Series 2002-KS7 Cl.A2
  4.95%, 11/25/32(a)                                      281           281,199
  4.73%, 10/25/21(a)                                       50            49,655
Residential Funding Mortgage Securities II
  Series 2005-HI2 Cl.A3
  4.46%, 5/25/35(a)                                     1,490         1,462,763
Saxon Asset Securities Trust
  Series 2005-4 Cl.A2B
  4.76%, 11/25/37(a)                                    2,250         2,250,698
SLM Student Loan Trust
  Series 2003-C Cl.A1
  4.59%, 9/15/16(a)                                     1,203         1,204,359
Specialty Underwriting & Residential Financing, Inc.
  Series 2006-BC1 Cl.A2A
  4.65%, 12/25/36(a)                                    2,210         2,210,000
Structured Asset Investment Loan Trust
  Series 2004-5 Cl.A2
  4.76%, 5/25/34(a)                                       294           294,253
  Series 2006-1 Cl.A1
  4.66%, 1/25/36(a)                                     2,006         2,006,020
                                                                 --------------
Total Asset Backed Securities
  (cost $54,011,366)                                                 53,904,169
                                                                 --------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-3.8%
American Home Mortgage Investment
  Trust Series 2005-4 Cl.5A
  5.35%, 11/25/45(a)                                    4,671         4,631,543
Bear Stearns Alt-A Trust
  Series 2005-10 Cl.24A1
  6.00%, 1/25/36(a)                                     4,237         4,260,173
  Series 2006-1 Cl.22A1
  5.45%, 2/25/36(a)                                     5,306         5,266,133
  Series 2006-2 Cl.23A1
  6.00%, 3/31/36(a)                                     4,510         4,535,739
Citigroup Mortgage Loan Trust
  Series 2006-AR1 Cl.A1
  5.50%, 2/25/36(a)                                     6,090         6,075,871
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Cl.2A1
  4.685%, 1/25/36(a)                                    2,210         2,209,801


126 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
JP Morgan Alternative Loan Trust
  Series 2006-S1 Cl.3A1
  4.68%, 3/25/36(a)                                  $  2,085    $    2,085,000
Residential Accredit Loans, Inc.
  Series 2006-QS2 Cl.1A9
  5.50%, 2/25/36                                        5,125         5,122,599
Washington Mutual
  Series 2005-AR2 Cl.2A22
  4.80%, 1/25/45(a)                                       887           887,621
                                                                 --------------
Total Collateralized Mortgage Obligations
  (cost $35,156,132)                                                 35,074,480
                                                                 --------------
U.S. DOLLAR SOVEREIGN DEBT-0.6%
Korea Development Bank
  4.625%, 9/16/10(a)                                    1,335         1,299,006
Russian Federation
  5.00%, 3/31/30(a)                                     3,986         4,494,215
                                                                 --------------
Total U.S. Dollar Sovereign Debt
  (cost $5,711,678)                                                   5,793,221
                                                                 --------------
SHORT-TERM INVESTMENTS-30.0%
U.S. Government & Government
  Sponsored Agency Obligations -23.4%
Federal Home Loan Bank
  zero coupon, 4/12/06(c)                              73,150        72,781,324
Federal Home Loan Mortgage Corp.
  zero coupon, 3/03/06                                 73,565        73,547,641
Federal National Mortgage Association
  zero coupon, 4/18/06                                 71,545        71,123,362
                                                                 --------------
                                                                    217,452,327
                                                                 --------------
Time Deposit-6.6%
State Street Euro Dollar
  3.85%, 3/01/06                                       61,293        61,293,000
                                                                 --------------
Total Short-Term Investments
  (amortized cost $278,745,327)                                     278,745,327
                                                                 --------------
Total Investments-124.9%
  (cost $1,163,647,880)                                           1,159,188,413
Other assets less liabilities-(24.9%)                              (231,030,702)
                                                                 --------------
Net Assets-100%                                                  $  928,157,711
                                                                 ==============


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 127


CREDIT DEFAULT SWAP CONTRACT (see Note C)

                            Notional
Swap Counterparty &          Amount       Interest      Termination     Unrealized
Referenced Obligation        (000)          Rate           Date        Appreciation
-----------------------------------------------------------------------------------
Buy Contracts:
JP Morgan Chase
Dow Jones High Volume
0.40%, 6/30/10               14,000         0.90%        6/30/10          $5,131

INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                           Rate Type
                                                 ----------------------------
                                                    Payments       Payments
                      Notional                         made        received       Unrealized
    Swap               Amount     Termination         by the         by the      Appreciation/
Counterparty            (000)         Date          Portfolio      Portfolio    (Depreciation)
----------------------------------------------------------------------------------------------
Lehman Brothers        23,000      1/23/2008     3 Month LIBOR*     4.777%        $(118,082)
Lehman Brothers        20,120      11/2/2007     3 Month LIBOR*     4.814%          164,100


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                                  Value at
                      Number of     Expiration     Original     February 28,     Unrealized
Type                  Contracts       Month          Value          2006        Depreciation
----------------------------------------------------------------------------------------------
Japan
Government Bonds
10 Yr Future             15         March 2006    $17,810,904    $17,622,133      $(188,772)


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                         U.S. $
                        Contract       Value on          U.S. $     Unrealized
                         Amount       Origination       Current   Appreciation/
                          (000)          Date            Value    (Depreciation)
-------------------------------------------------------------------------------
PURCHASE CONTRACTS
Japanese Yen
  Settling 3/01/06    4,089,886,838   $34,990,990     $35,336,891     $345,901

SALES CONTRACTS
Japanese Yen
  Settling 3/01/06    4,089,886,838   $35,307,563     $35,336,891      (29,328)
Japanese Yen
  Settling 4/03/06    4,089,886,838    35,136,485      35,489,542     (353,057)
Mexican Peso
  Settling 3/23/06      137,872,371    13,175,247      13,138,496       36,751
Polish Zloty
  Settling 3/10/06       14,648,853     4,578,768       4,616,345      (37,577)
Swedish Krona
  Settling 3/20/06      269,976,187    34,613,264      34,169,227      444,037



128 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


*  LIBOR (London Interbank Offered Rate)

(a) Positions, or portion thereof, with an aggregate market value of $661,302,975 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to quailified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $18,629,119 or 2.0% of net assets.

(c) Represents entire or partial position segregated as collateral for open futures contracts.

Glossary:

TBA - (To be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 129


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-96.7%
U.S. Treasury Inflation Index Securities-96.7%
  3.625%, 1/15/08                                    $ 26,578    $   27,518,712
  3.875%, 1/15/09                                      25,426        26,900,490
  4.25%, 1/15/10                                       31,008        33,769,308
  0.875%, 4/15/10                                      25,974        24,901,799
  3.50%, 1/15/11                                       36,777        39,493,814
  3.375%, 1/15/12                                      18,944        20,466,290
  3.00%, 7/15/12                                       44,358        47,154,266
  1.875%, 7/15/13                                      36,587        36,353,866
  2.00%, 1/15/14                                        2,967         2,968,548
  2.00%, 7/15/14                                       54,330        54,399,757
  1.625%, 1/15/15                                      68,941        66,891,176
  3.625%, 4/15/28                                       2,848         3,720,395
                                                                 --------------
Total U.S. Government & Government Sponsored
  Agency Obligations
  (cost $387,813,469)                                               384,538,421
                                                                 --------------
SHORT-TERM INVESTMENT-2.8%
Time Deposit-2.8%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $11,054,000)                                   11,054        11,054,000
                                                                 --------------
Total Investments-99.5%
  (cost $398,867,469)                                               395,592,421
Other assets less liabilities-0.5%                                    1,804,198
                                                                 --------------
Net Assets-100%                                                  $  397,396,619
                                                                 ==============


See notes to financial statements.


130 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-93.7%
Aerospace/Defense-1.3%
DRS Technologies, Inc.
  6.875%, 11/01/13(a)                                $    926    $      923,685
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                      978           938,880
Sequa Corp.
  9.00%, 8/01/09(a)                                       601           647,578
TransDigm, Inc.
  8.375%, 7/15/11(a)                                    1,308         1,366,860
                                                                 --------------
                                                                      3,877,003
                                                                 --------------
Automotive-4.7%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                       45            37,238
Asbury Automotive Group, Inc.
  8.00%, 3/15/14(a)                                       560           564,900
Ford Motor Co.
  7.45%, 7/16/31(a)                                     1,660         1,178,600
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                     1,298         1,195,756
  7.00%, 10/01/13(a)                                      704           618,696
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                                    1,355         1,213,232
  8.00%, 11/01/31(a)                                    2,328         2,126,018
Hertz Corp.
  8.875%, 1/01/14(a)(b)                                 1,200         1,254,000
  10.50%, 1/01/16(a)(b)                                   675           727,312
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                      948           805,800
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                      866           755,585
Lear Corp.
  Series B
  8.11%, 5/15/09(a)                                       640           564,800
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                      667           723,695
  11.00%, 2/15/13(a)                                      490           550,025
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                      797           854,782
Visteon Corp.
  7.00%, 3/10/14(a)                                       740           549,450
                                                                 --------------
                                                                     13,719,889
                                                                 --------------
Broadcasting/Media-1.3%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                    1,201         1,208,506
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)(b)                                    398           530,204


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 131


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Emmis Communications Corp.
  Cl.A
  10.366%, 6/15/12(a)                                $    140    $      140,229
Lin Television Corp.
  6.50%, 5/15/13(a)                                       575           545,531
  Series B
  6.50%, 5/15/13(a)                                       980           929,775
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                      545           534,100
                                                                 --------------
                                                                      3,888,345
                                                                 --------------
Building/Real Estate-3.5%
Associated Materials, Inc.
  11.25%, 3/01/14(a)                                    1,385           734,050
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                      100            96,726
  6.875%, 5/01/13(a)                                      917           948,670
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                                     792           774,180
K Hovnanian Enterprises, Inc.
  7.50%, 5/15/16(a)                                       580           580,770
KB HOME
  6.375%, 8/15/11(a)                                      600           591,163
  7.75%, 2/01/10(a)                                       410           421,812
M/I Homes, Inc.
  6.875%, 4/01/12(a)                                    1,102         1,019,350
Meritage Homes Corp.
  6.25%, 3/15/15(a)                                     1,678         1,510,200
Schuler Homes, Inc.
  Cl.A
  10.50%, 7/15/11(a)                                    1,132         1,209,825
WCI Communities, Inc.
  6.625%, 3/15/15(a)                                    1,018           893,295
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                    1,445         1,459,450
                                                                 --------------
                                                                     10,239,491
                                                                 --------------
Cable-7.3%
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                                     2,342         2,301,015
CCH I Holdings LLC
  11.75%, 5/15/14(a)(b)(c)                              5,037         2,619,240
CSC Holdings, Inc.
  7.00%, 4/15/12(a)(b)                                  2,015         1,949,512
Directv Holdings/Finance
  6.375%, 6/15/15(a)                                    1,431         1,425,634
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                                   1,080         1,055,700


132 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Inmarsat Finance Plc
  7.625%, 6/30/12(a)                                 $  1,485    $    1,531,406
  10.375%, 11/15/12(a)(c)                               1,037           873,673
Innova S. de R.L.
  9.375%, 9/19/13(a)                                    1,578         1,751,580
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)(c)                                 1,110         1,179,375
Insight Midwest LP
  9.75%, 10/01/09(a)                                      830           856,975
Intelsat Bermuda Ltd.
  9.614%, 1/15/12(a)(b)                                   331           337,620
  8.625%, 1/15/15(a)(b)                                 1,289         1,337,338
PanAmSat Corp.
  9.00%, 8/15/14(a)                                       930           981,150
PanAmSat Holding Corp.
  10.375%, 11/01/14(a)(c)                               1,919         1,364,889
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                                     1,847         1,888,557
                                                                 --------------
                                                                     21,453,664
                                                                 --------------
Chemicals-3.8%
Equistar Chemicals L.P.
  10.125%, 9/01/08(a)                                   1,082         1,163,150
  10.625%, 5/01/11(a)                                     623           677,512
Huntsman International LLC
  9.875%, 3/01/09(a)                                      350           366,625
  10.125%, 7/01/09(a)                                     550           563,750
Huntsman LLC
  11.50%, 7/15/12(a)                                      801           915,143
Ineos Group Holdings Plc
  8.50%, 2/15/16(a)(b)                                  1,700         1,666,000
Nell AF SARL
  8.375%, 8/15/15(a)(b)                                 2,560         2,572,800
Quality Distribution LLC
  9.00%, 11/15/10(a)                                    1,353         1,183,875
Rhodia SA
  8.875%, 6/01/11(a)                                    1,513         1,569,738
Tronox Worldwide/Finance
  9.50%, 12/01/12(a)(b)                                   595           621,775
                                                                 --------------
                                                                     11,300,368
                                                                 --------------
Communications - Fixed-5.0%
Cincinnati Bell, Inc.
  7.00%, 2/15/15(a)                                       453           452,434
  8.375%, 1/15/14(a)                                      420           424,200
Citizens Communications Co.
  6.25%, 1/15/13(a)                                     1,577         1,547,431
Eircom Funding
  8.25%, 8/15/13(a)                                     1,228         1,312,425
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)(b)                                    480           475,200
  12.50%, 5/01/15(a)(b)                                   478           452,905


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 133


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MCI, Inc.
  7.688%, 5/01/09(a)                                 $    755    $      777,650
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                                     4,739         4,821,933
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                        50            51,375
Qwest Corp.
  6.875%, 9/15/33(a)                                    1,490         1,430,400
  8.875%, 3/15/12(a)                                      355           397,600
Time Warner Telecom, Inc.
  Cl.A
  10.125%, 2/01/11(a)                                   1,098         1,152,900
Valor Telecom Enterprise
  7.75%, 2/15/15(a)                                     1,449         1,508,771
                                                                 --------------
                                                                     14,805,224
                                                                 --------------
Communications - Mobile-4.8%
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                                  1,477         1,550,850
Dobson Communications Corp.
  8.875%, 10/01/13(a)                                     565           569,238
Kyivstar
  7.75%, 4/27/12(a)(b)                                    375           377,813
  10.375%, 8/17/09(a)(b)                                1,467         1,599,030
Mobifon Holdings BV
  12.50%, 7/31/10(a)                                    2,559         2,923,657
Mobile Telesystems Finance SA
  8.00%, 1/28/12(a)(b)                                  1,358         1,402,135
Nextel Communications, Inc. Series F Cl.A
  5.95%, 3/15/14(a)                                       668           671,438
  6.875%, 10/31/13(a)                                   1,331         1,393,424
Nextel Partners, Inc.
  8.125%, 7/01/11(a)                                       65            68,900
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                                    1,196         1,269,255
Rogers Wireless, Inc.
  7.50%, 3/15/15(a)                                     1,225         1,329,125
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                     1,091         1,107,365
                                                                 --------------
                                                                     14,262,230
                                                                 --------------
Consumer Manufacturing-2.7%
Acco Brands Corp.
  7.625%, 8/15/15(a)                                    1,700         1,576,750
Broder Brothers
  Series B
  11.25%, 10/15/10(a)                                     952           949,620
Jostens IH Corp.
  7.625%, 10/01/12(a)                                   1,723         1,748,845
K2, Inc.
  7.375%, 7/01/14(a)                                      800           806,000


134 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Levi Strauss & Co.
  9.28%, 4/01/12(a)                                  $    683    $      705,198
Playtex Products, Inc.
  8.00%, 3/01/11(a)                                       967         1,032,272
Quiksilver, Inc.
  6.875%, 4/15/15(a)                                      615           593,475
Spectrum Brands, Inc.
  7.375%, 2/01/15(a)                                      520           448,500
                                                                 --------------
                                                                      7,860,660
                                                                 --------------
Containers-0.7%
Crown Americas
  7.625%, 11/15/13(a)(b)                                1,300         1,355,250
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                                   640           660,800
                                                                 --------------
                                                                      2,016,050
                                                                 --------------
Diversified Media-5.7%
American Media Operations, Inc.
  8.875%, 1/15/11(a)                                    1,242         1,055,700
  10.25%, 5/01/09(a)                                      405           362,475
Dex Media East LLC
  9.875%, 11/15/09(a)                                      25            26,812
  12.125%, 11/15/12(a)                                    641           739,554
Dex Media West LLC Series B
  8.50%, 8/15/10(a)                                       444           470,640
  9.875%, 8/15/13(a)                                    1,316         1,457,470
Dex Media, Inc.
  8.00%, 11/15/13(a)                                    1,732         1,792,620
Lamar Media Corp.
  6.625%, 8/15/15(a)                                    1,070         1,082,038
Liberty Media Corp.
  5.70%, 5/15/13(a)                                       445           416,793
  7.875%, 7/15/09(a)                                      350           368,384
  8.25%, 2/01/30(a)                                       430           431,872
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)(b)                                 1,153         1,083,820
  8.875%, 1/15/16(a)(b)                                 1,175         1,226,406
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                                  1,049         1,130,297
  10.375%, 9/01/14(a)(b)                                1,199         1,356,369
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                                1,812         1,796,145
WMG Holdings Corp.
  9.50%, 12/15/14(a)(c)                                 2,546         1,884,040
                                                                 --------------
                                                                     16,681,435
                                                                 --------------
Energy-4.9%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                     1,063         1,248,331


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 135


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chesapeake Energy Corp.
  6.50%, 8/15/17(a)                                  $  1,340    $    1,348,375
  6.625%, 1/15/16(a)                                      560           568,400
  6.875%, 1/15/16(a)                                      270           276,750
  7.75%, 1/15/15(a)                                     1,399         1,486,437
El Paso Corp.
  7.75%, 1/15/32(a)                                     2,326         2,471,375
El Paso Production Holding
  7.75%, 6/01/13(a)                                     1,280         1,350,400
Grant Prideco, Inc.
  6.125%, 8/15/15(a)(b)                                   561           565,208
Hilcorp Energy
  10.50%, 9/01/10(a)(b)                                   918         1,018,980
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                      474           500,308
Kinder Morgan Finance Corp.
  5.70%, 1/05/16(a)                                       515           515,070
Premcor Refining Group, Inc.
  9.50%, 2/01/13(a)                                       785           873,977
Pride International, Inc.
  7.375%, 7/15/14(a)                                    1,079         1,151,832
Tesoro Corp.
  6.25%, 11/01/12(a)(b)                                   980           980,000
                                                                 --------------
                                                                     14,355,443
                                                                 --------------
Entertainment & Leisure-1.4%
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                    1,057         1,105,886
NCL Corp.
  10.625%, 7/15/14(a)                                     757           792,957
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                       846           947,374
Universal City Development Partners
  11.75%, 4/01/10(a)                                      913         1,016,854
Universal City Florida Holdings Co.
  8.375%, 5/01/10(a)                                      330           329,175
                                                                 --------------
                                                                      4,192,246
                                                                 --------------
Financial-6.0%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                     675           717,188
Dow Jones Cdx, High Yield
  Series 5-T1
  8.75%, 12/29/10(a)(b)                                 4,185         4,234,292
  Series 5-T2
  7.25%, 12/29/10(a)(b)                                 2,945         2,910,028
E*Trade Financial Corp.
  7.875%, 12/01/15(a)                                     955         1,024,237
Fairfax Financial Holdings, Ltd.
  7.375%, 4/15/18(a)                                    1,494         1,266,512
  7.75%, 4/26/12-7/15/37(a)                             1,680         1,593,539
  8.25%, 10/01/15(a)                                      216           200,549


136 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hexion U.S. Finance Corp.
  9.00%, 7/15/14(a)                                  $  1,300    $    1,337,375
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                  1,740         1,712,545
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(a)                                     1,228         1,305,074
Royal & Sun Alliance Insurance Group Plc
  8.95%, 10/15/29(a)                                      985         1,279,954
                                                                 --------------
                                                                     17,581,293
                                                                 --------------
Food/Beverage-1.2%
Altria Group, Inc.
  7.75%, 1/15/27(a)                                       175           207,470
Del Monte Corp.
  6.75%, 2/15/15(a)                                       145           145,000
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                      420           425,250
  8.875%, 3/15/11(a)                                      268           270,345
Domino's, Inc.
  8.25%, 7/01/11(a)                                       719           747,760
Foodcorp, Ltd.
  8.875%, 6/15/12(a)(b)                                   628           818,823
Sbarro, Inc.
  11.00%, 9/15/09(a)                                      845           864,013
                                                                 --------------
                                                                      3,478,661
                                                                 --------------
Gaming-5.7%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                      737           771,086
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                                    1,320         1,407,450
Greektown Holdings
  10.75%, 12/01/13(a)(b)                                  550           566,500
Kerzner International, Ltd.
  6.75%, 10/01/15(a)                                    1,375         1,364,687
Mandalay Resort Group
  Series B
  10.25%, 8/01/07(a)                                      915           971,044
MGM MIRAGE
  6.625%, 7/15/15(a)                                    1,807         1,813,776
  8.375%, 2/01/11(a)                                    1,679         1,800,728
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                    1,770         1,823,100
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                   1,296         1,321,920
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                    1,416         1,522,200
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                                     1,492         1,514,380


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 137


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Station Casinos, Inc.
  6.625%, 3/15/18(a)(b)                              $    765    $      763,088
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                                  947           984,880
                                                                 --------------
                                                                     16,624,839
                                                                 --------------
Health Care-5.8%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                      679           707,857
  9.50%, 8/15/10(a)                                       553           576,503
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                      483           482,396
  6.125%, 1/15/15(a)                                      527           532,270
Davita, Inc.
  7.25%, 3/15/15(a)                                     1,069         1,090,380
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                       469           495,381
Genesis HealthCare Corp.
  8.00%, 10/15/13(a)                                      415           436,788
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09(a)                                     738           738,000
HCA, Inc.
  6.375%, 1/15/15(a)                                    2,858         2,853,516
  6.75%, 7/15/13(a)                                     1,650         1,680,716
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                                     1,494         1,516,410
Omnicare, Inc.
  6.875%, 12/15/15(a)                                     820           836,400
Select Medical Corp.
  7.625%, 2/01/15(a)                                    1,503         1,285,065
Triad Hospitals, Inc.
  7.00%, 11/15/13(a)                                    1,236         1,246,815
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                                    744           777,480
Vanguard Health Holdings Co.
  11.25%, 10/01/15(a)(c)                                2,285         1,690,900
                                                                 --------------
                                                                     16,946,877
                                                                 --------------
Hotel/Lodging-1.7%
Host Marriot L.P.
  Series G
  9.25%, 10/01/07(a)                                    1,396         1,469,290
Intrawest Corp.
  7.50%, 10/15/13(a)                                      735           747,862
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                    1,494         1,639,665
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                                     1,089         1,093,084
                                                                 --------------
                                                                      4,949,901
                                                                 --------------


138 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.5%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                             $  1,210    $    1,312,850
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                       930           997,425
FastenTech, Inc.
  11.50%, 5/01/11(a)                                    1,105         1,060,800
Invensys Plc
  9.875%, 3/15/11(a)(b)                                   955           988,425
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                      855           936,225
NMHG Holding Co.
  10.00%, 5/15/09(a)                                      760           801,800
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                                     655           627,163
Terex Corp.
  Series B
  10.375%, 4/01/11(a)                                     911           961,105
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                     1,600         1,604,000
Tyco International Group SA
  6.00%, 11/15/13(a)                                      990         1,010,846
                                                                 --------------
                                                                     10,300,639
                                                                 --------------
Metals/Mining-3.2%
AK Steel Corp.
  7.875%, 2/15/09(a)                                    1,060         1,030,850
Evraz Group SA
  8.25%, 11/10/15(a)(b)                                 1,369         1,406,647
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                                     961         1,035,478
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                     1,196         1,204,970
Ispat Inland ULC
  9.75%, 4/01/14(a)                                     1,010         1,148,875
JSC Severstal
  9.25%, 4/19/14(a)                                     1,438         1,574,610
Massey Energy Co.
  6.875%, 12/15/13(a)(b)                                  810           807,975
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                      750           727,500
  6.875%, 3/15/13(a)                                      385           395,588
                                                                 --------------
                                                                      9,332,493
                                                                 --------------
Paper/Packaging-2.2%
Berry Plastics Corp.
  10.75%, 7/15/12(a)                                    1,156         1,257,150
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                                   405           419,681
Graphic Packaging International Corp.
  9.50%, 8/15/13(a)                                     1,107         1,051,650


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 139


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                 $    430    $      420,325
Newpage Corp.
  10.00%, 5/01/12(a)                                      797           832,865
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                                    1,951         2,031,479
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(d)                              1,134           567,000
                                                                 --------------
                                                                      6,580,150
                                                                 --------------
Retail-1.3%
Central European Distribution Corp.
  8.00%, 7/25/12(a)(b)                                    216           278,737
Gsc Holdings Corp.
  8.00%, 10/01/12(a)(b)                                 1,920         1,915,200
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                      620           673,475
  8.00%, 3/01/10(a)                                       876           954,202
                                                                 --------------
                                                                      3,821,614
                                                                 --------------
Services-2.2%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                    1,603         1,578,955
  8.875%, 4/01/08(a)                                      355           373,638
H & E Equipment Services, Inc.
  11.125%, 6/15/12(a)                                     784           873,180
Service Corp. International
  6.50%, 3/15/08(a)                                     1,029         1,039,290
  7.70%, 4/15/09(a)                                       780           819,000
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                     1,680         1,677,900
                                                                 --------------
                                                                      6,361,963
                                                                 --------------
Supermarket/Drug-0.8%
Couche-Tard
  7.50%, 12/15/13(a)                                    1,006         1,048,755
Delhaize America, Inc.
  8.125%, 4/15/11(a)                                      735           798,796
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12(a)                                      494           498,940
                                                                 --------------
                                                                      2,346,491
                                                                 --------------
Technology-2.2%
Avago Technologies Finance
  10.125%, 12/01/13(a)(b)                                 655           695,938
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                                     1,039         1,046,792
Lucent Technologies, Inc.
  6.45%, 3/15/29(a)                                       425           358,594
  6.50%, 1/15/28(a)                                       855           708,581
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                      816           742,560


140 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Sanmina-SCI Corp.
  8.125%, 3/01/16(a)                                 $    905    $      925,363
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)(b)                                 1,914         2,036,017
                                                                 --------------
                                                                      6,513,845
                                                                 --------------
Transportation-0.2%
Horizon Lines LLC
  9.00%, 11/01/12(a)                                      434           458,955
                                                                 --------------
Utilities-10.6%
Aquila, Inc.
  14.875%, 7/01/12(a)                                     846         1,148,445
CMS Energy Corp.
  6.875%, 12/15/15(a)                                     645           656,287
  8.50%, 4/15/11(a)                                       835           910,150
DPL, Inc.
  6.875%, 9/01/11(a)                                      561           588,894
Dynegy Holdings, Inc.
  10.125%, 7/15/13(a)(b)                                  803           903,375
Dynegy-Roseton Danskammer Series A
  7.27%, 11/08/10(a)                                      135           137,165
  7.67%, 11/08/16(a)                                    1,222         1,254,744
Edison Mission
  9.875%, 4/15/11(a)                                    2,790         3,215,475
Enterprise Products Operating L.P.
  Series B
  5.60%, 10/15/14(a)                                    1,434         1,423,281
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11(a)                                    1,880         1,966,091
Northwest Pipelines Corp.
  8.125%, 3/01/10(a)                                      724           766,535
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                       270           276,750
  7.375%, 2/01/16(a)                                    1,420         1,462,600
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                      498           450,067
  9.50%, 7/15/13(a)                                     1,226         1,250,520
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                      960         1,047,681
Southern Natural Gas Co.
  7.35%, 2/15/31(a)                                     1,018         1,109,812
  8.875%, 3/15/10(a)                                      817           873,880
TECO Energy, Inc.
  6.75%, 5/01/15(a)                                     1,324         1,390,200
  7.00%, 5/01/12(a)                                       933           979,650
The AES Corp.
  8.75%, 5/15/13(a)(b)                                    225           244,125
  9.00%, 5/15/15(a)(b)                                  1,080         1,177,200


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 141

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
The Williams Cos., Inc.
  7.625%, 7/15/19(a)                                 $  2,090    $    2,299,000
  7.875%, 9/01/21(a)                                    1,868         2,087,490
TXU Corp. Series O
  4.80%, 11/15/09(a)                                      125           120,110
  5.55%, 11/15/14(a)                                      999           951,416
  6.50%, 11/15/24(a)                                    2,701         2,575,312
                                                                 --------------
                                                                     31,266,255
                                                                 --------------
Total Corporate Debt Obligations
  (cost $277,663,716)                                               275,216,024
                                                                 --------------
NON CONVERTIBLE PREFERRED
  STOCKS-1.0%
Paxson Communications Corp.(a)                            117           988,650
Sovereign Real Estate Investment Trust
  12.00%, 8/29/49(a)(b)                                 1,300         1,898,000
                                                                 --------------
Total Non Convertible Preferred Stocks
  (cost $2,671,550)                                                   2,886,650
                                                                 --------------
COMMON STOCKS-0.0%
Phase Metrics, Inc.(a)
  (cost $904)                                          90,400               904
                                                                 --------------
SHORT-TERM INVESTMENT-5.3%
Time Deposit-5.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $15,565,000)                                  $15,565        15,565,000
                                                                 --------------
Total Investments-100.0%
  (cost $295,901,170)                                               293,668,578
Other assets less liabilities-0.0%                                       31,513
                                                                 --------------
Net Assets-100%                                                  $  293,700,091
                                                                 ==============


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                      U.S. $
                        Contract     Value on         U.S. $       Unrealized
                         Amount    Origination       Current      Appreciation/
                         (000)         Date           Value      (Depreciation)
-------------------------------------------------------------------------------
Sales Contracts
Euro Currency
  Settling 3/17/06     1,251,616    $1,508,522      $1,493,532       $14,990


142 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


(a) Positions, or portion thereof, with an aggregate market value of $278,103,578 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $57,288,335 or 19.5% of net assets.

(c) Indicates securities that have a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(d)  Security is in default and is non-income producing.

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 143


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


144 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy of the AllianceBernstein Portfolios (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Funds grow larger.

6. Nature and quality of the Adviser's services, including the performance of the Funds.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 145


FUND ADVISORY FEES, EXPENSE CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                  Advisory Fee Based on %
Fund                                            of Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation        First $2.5 billion            .65%
  Strategy                                   Next $2.5 billion             .55%
                                             Excess over $5 billion        .50%

AllianceBernstein Balanced Wealth            First $2.5 billion            .55%
  Strategy                                   Next $2.5 billion             .45%
                                             Excess over $5 billion        .40%

AllianceBernstein Wealth Preservation        First $2.5 billion            .55%
  Strategy                                   Next $2.5 billion             .45%
                                             Excess over $5 billion        .40%

AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                      First $2.5 billion            .65%
                                             Next $2.5 billion             .55%
                                             Excess over $5 billion        .50%

AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                            First $2.5 billion            .55%
                                             Next $2.5 billion             .45%
                                             Excess over $5 billion        .40%

AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                      First $2.5 billion            .55%
                                             Next $2.5 billion             .45%
                                             Excess over $5 billion        .40%

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Funds for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of each Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, Wealth Appreciation Strategy, Balance


146 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Wealth Strategy and Wealth Preservation Strategy are operating below their expense caps. Pro-forma expense ratio information for each Fund is also set forth below.

                                       Expense Cap
                                       pursuant to
                                         Expense
                                       Limitation          Pro-Forma          Fiscal
Fund                                   Undertaking       Expense Ratio*      Year End
-----------------------------------------------------------------------------------------
AllianceBernstein Wealth              Advisor-1.20%          0.96%          August 31,
  Appreciation Strategy               Class A-1.50%          1.25%            2004
                                      Class B-2.20%          1.97%
                                      Class C-2.20%          1.95%
                                      Class R-1.70%          1.48%

AllianceBernstein Balanced            Advisor-0.90%          0.77%          August 31,
  Wealth Strategy                     Class A-1.20%          1.06%            2004
                                      Class B-1.90%          1.78%
                                      Class C-1.90%          1.77%
                                      Class R-1.40%          1.26%

AllianceBernstein Wealth              Advisor-0.90%          0.88%          August 31,
  Preservation Strategy               Class A-1.20%          1.17%            2004
                                      Class B-1.90%          1.89%
                                      Class C-1.90%          1.88%
                                      Class R-1.40%          1.38%

AllianceBernstein Tax-Managed         Advisor-1.20%          1.22%          August 31,
  Wealth Appreciation Strategy        Class A-1.50%          1.52%            2004
                                      Class B-2.20%          2.24%
                                      Class C-2.20%          2.23%

AllianceBernstein Tax-Managed         Advisor-0.90%          1.01%          August 31,
  Balanced WealthStrategy             Class A-1.20%          1.31%            2004
                                      Class B-1.90%          2.04%
                                      Class C-1.90%          2.02%

AllianceBernstein Tax-Managed         Advisor-0.90%          1.03%          August 31,
  Wealth PreservationStrategy         Class A-1.20%          1.35%             2004
                                      Class B-1.90%          2.08%
                                      Class C-1.90%          2.06%

I.  MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing


* This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 147


office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset classes as the Funds. However, with respect to each Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser sub-advises the offshore Global Wealth Strategies which are charged "all-in" fees that include investment advisory and distribution related fees. None of these off-shore funds have breakpoints in the advisory fee schedule. The following is the "all-in" fee schedule for the Class A shares of these
Funds:

Fund                                                        Fee
-------------------------------------------------------------------
Global Equity Blend                                        1.70%
Global Balanced                                            1.50%
Global Conservative                                        1.25%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the


148 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                       Lipper Group
Fund                                           Fee        Median        Rank
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation
  Strategy                                    .650         .769          2/7
AllianceBernstein Balanced Wealth
  Strategy                                    .550         .725         1/14
AllianceBernstein Wealth Preservation
  Strategy                                    .550         .669          1/7
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                       .650         .769          2/7
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                             .550         .767         1/12
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                       .550         .669          1/7


Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                              Lipper       Lipper                    Lipper
                                 Expense     Universe     Universe       Lipper       Group
Fund                              Ratio       Median        Rank       Group Rank    Median
----------------------------------------------------------------------------------------------
AllianceBernstein Wealth
  Appreciation Strategy           1.500        1.639         9/27          4/7        1.525
AllianceBernstein Balanced
  Wealth Strategy                 1.200        1.249        30/80         5/14        1.311
AllianceBernstein Wealth
  Preservation Strategy           1.200        1.200        11/19          3/7        1.248
AllianceBernstein
  Tax-Managed Wealth
  Appreciation Strategy           1.500        1.639         9/27          4/7        1.525
AllianceBernstein
  Tax-Managed Balanced
  Wealth Strategy                 1.200        1.247        30/80         2/12        1.310
AllianceBernstein
  Tax-Managed Wealth
  Preservation Strategy           1.200        1.200        11/19          3/7        1.248



* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 149


Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

For Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy, the Adviser's profitability decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004. For Wealth Appreciation Strategy, Balanced Wealth Strategy, Wealth Preservation Strategy and Tax-Managed Wealth Appreciation Strategy, it appears that the Adviser's profit margin increased in 2004, as a result of the increase in advisory fees due to a full year of operation.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


150 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                            Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy                     $ 137,447
AllianceBernstein Balanced Wealth Strategy                         $ 273,845
AllianceBernstein Wealth Preservation Strategy                     $  80,119
AllianceBernstein Tax-Managed Wealth Appreciation Strategy         $  38,125
AllianceBernstein Tax-Managed Balanced Wealth Strategy             $  98,586
AllianceBernstein Tax-Managed Wealth Preservation Strategy         $  39,024

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                    12b-1 Fee
Fund                                                Received*     CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation
  Strategy                                         $  746,186       $  53,336
AllianceBernstein Balanced Wealth
  Strategy                                         $1,269,137       $ 119,394
AllianceBernstein Wealth Preservation
  Strategy                                         $  443,659       $  51,616
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                            $  200,031       $  13,573
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                                  $  803,732       $  71,217
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                            $  743,512       $ 120,868

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


*  12b-1 amounts are gross amounts paid to ABIRM.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 151


AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                                AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy                     $ 115,000
AllianceBernstein Balanced Wealth Strategy                         $ 151,000
AllianceBernstein Wealth Preservation Strategy                     $  66,000
AllianceBernstein Tax-Managed Wealth Appreciation Strategy         $  20,000
AllianceBernstein Tax-Managed Balanced Wealth Strategy             $ 225,000
AllianceBernstein Tax-Managed Wealth Preservation Strategy         $ 143,000

The Funds effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Funds' recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Funds is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively


152 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                                 Performance Year
                                     Rank in Performance Universe for Periods
                                               Ended March 31, 2005
-------------------------------------------------------------------------------
Fund                                     1           3         5        10
-------------------------------------------------------------------------------
AllianceBernstein Wealth
  Appreciation Strategy                12/16        N/A       N/A       N/A
                                      (1 Year)
                                       11/14
                                    (Inception)
AllianceBernstein Balanced
  Wealth Strategy                      48/129       N/A       N/A       N/A
                                      (1 Year)
                                       50/112
                                    (Inception)
AllianceBernstein Wealth
  Preservation Strategy                 30/46       N/A       N/A       N/A
                                      (1 Year)
                                        27/36
                                    (Inception)
AllianceBernstein Tax-Managed
  Wealth Appreciation Strategy         11/16        N/A       N/A       N/A
                                      (1 Year)
                                       12/14
                                    (Inception)
AllianceBernstein Tax-Managed
  Balanced Wealth Strategy             86/130      77/97     76/85     40/50

AllianceBernstein Tax-Managed
  Wealth Preservation Strategy          38/46      22/28     20/23      7/10


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 153


ALLIANCEBERNSTEIN WEALTHSTRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


WS-0152-0206





AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy
Balanced Wealth Strategy
Wealth Preservation Strategy


SEMI-ANNUAL REPORT
February 28, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernsteinR at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernsteinR and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


April 18, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the "Strategies") for the semi-annual reporting period ended February 28, 2006.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy seeks to achieve long-term growth of capital by investing in a portfolio of equity securities. The Strategy is designed for investors who seek tax-efficient equity returns but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy is designed for investors who seek a moderate tilt toward tax-efficient equity returns but also want risk diversification offered by tax-exempt debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Strategy targets an approximately equal weighting for equity and tax-exempt debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to shareholders as exempt interest dividends. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's tax-exempt fixed-income securities will primarily be investment grade, but may include high yield securities ("junk bonds"). The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by investing its debt portion in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy is designed for


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 1


investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of tax-exempt debt securities. Normally, the Strategy's targeted weighting is 70% debt and 30% equity securities. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's tax-exempt fixed-income securities will be investment grade. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by investing its debt portion in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

Investment Results

The tables on pages 6-8 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended February 28, 2006. Each Strategy's balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Lehman Brothers (LB) 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB 5-Year General Obligation Municipal Index.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy all outperformed their respective balanced benchmarks for both the six- and 12-month periods ended February 28, 2006.

The Tax-Managed Wealth Strategies' approach of seeking return in not only the U.S. equity market, but also in the international equity markets, contributed significantly to the performance of each of the Strategies, as international stocks substantially outperformed U.S. stocks. While the S&P 500 Stock Index gained 8.39% for the 12-month period, the international markets, as represented by the MSCI EAFE Index, gained 17.41%. Strategy performance during both periods was further bolstered by strong stock selection, particularly in the U.S. large-capitalization growth market segment where a number of holdings in the information technology and health care sectors experienced sharp gains.

The U.S. municipal bond market underperformed equities, returning 0.58% in the six-month period and 2.04% in the 12-month period, as represented by the LB 5-Year General Obligation Municipal Index. The performance of AllianceBernstein Tax-Managed Balanced Wealth Strategy was, therefore, more modest than that of


2 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


AllianceBernstein Tax-Managed Wealth Appreciation Strategy and, in turn, the performance of AllianceBernstein Tax-Managed Wealth Preservation Strategy was more modest than that of AllianceBernstein Tax-Managed Balanced Wealth Strategy.

Market Review and Investment Strategy

Global economic growth was resilient during the six- and 12-month periods ended February 28, 2006, remaining brisk despite a number of global concerns, including high oil prices, looming inflationary pressures and natural disasters. U.S. stocks rose amid a strong global rally, but fell short of the performance of international stocks which excelled, particularly in the emerging markets. The U.S. market's weaker performance reflected smaller earnings surprises in the U.S. and widespread perception that the U.S. economic expansion is maturing. Meanwhile, the U.S. Federal Reserve continued raising short-term interest rates while demand for U.S. fixed-income assets continued unabated, pushing long-term interest rates near a 40-year low and creating an unusually flat Treasury yield curve.

The generally favorable economic climate is providing support for global equity valuations which remain close to their long-term averages. As a result of this relatively constructive macroeconomic backdrop, complacency continues to reign across the capital markets. With anxiety at low ebb, investors have become less demanding about how much they are compensated for taking risk: credit spreads remain unusually tight and equity market volatility remains low. Most importantly, valuation differences between attractively priced and expensive stocks are unusually compressed.

The Strategies' equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the Strategies' fixed-income holdings are positioned to be less sensitive to rising interest rates, including a reduction in exposure to long-maturity premium-coupon callable bonds.

As always, the Strategies' Blend Investment Policy Team (the "team") remains focused on combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring the portfolios are aligned with the team's strategic asset allocation targets through a disciplined rebalancing process.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Tax-Managed Balanced Wealth Strategy was formerly called Alliance Growth Investors Fund and Tax-Managed Wealth Preservation Strategy was formerly called Alliance Conservative Investors Fund. Until September 2, 2003, Alliance Growth Investors Fund and Alliance Conservative Investors Fund were managed using different investment strategies, most notably, the Funds were not tax-managed funds. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies' new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategy for a portion of its expenses to the extent necessary to limit Tax-Managed Balanced Wealth Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90% and 0.90% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategy for a portion of its expenses to the extent necessary to limit Tax-Managed Wealth Preservation Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90% and 0.90% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Strategies' current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Strategies' expenses would have been higher and their performance would have been lower than that shown.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


HISTORICAL PERFORMANCE
(continued from previous page)


Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds, otherwise known as "junk bonds", involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies' shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 5


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2006                        6 Months       12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Tax-Managed Wealth
    Appreciation Strategy
    Class A                                              10.91%          16.23%
-------------------------------------------------------------------------------
    Class B                                              10.46%          15.34%
-------------------------------------------------------------------------------
    Class C                                              10.45%          15.43%
-------------------------------------------------------------------------------
    Advisor Class                                        11.11%          16.61%
-------------------------------------------------------------------------------
  70% S&P 500 Stock Index/30% MSCI EAFE Index             8.69%          11.10%
-------------------------------------------------------------------------------
  S&P 500 Stock Index                                     5.92%           8.39%
-------------------------------------------------------------------------------
  MSCI EAFE Index                                        15.14%          17.41%
-------------------------------------------------------------------------------


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2006                        6 Months       12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Tax-Managed
    Balanced Wealth Strategy
    Class A                                               5.45%           8.80%
-------------------------------------------------------------------------------
    Class B                                               5.06%           8.03%
-------------------------------------------------------------------------------
    Class C                                               5.05%           8.02%
-------------------------------------------------------------------------------
    Advisor Class                                         5.60%           9.10%
-------------------------------------------------------------------------------
  50% S&P 500 Stock Index/50% LB 5-Year
    General Obligation Municipal Index                    3.25%           5.22%
-------------------------------------------------------------------------------
  S&P 500 Stock Index                                     5.92%           8.39%
-------------------------------------------------------------------------------
  LB 5-Year General Obligation Municipal Index            0.58%           2.04%
-------------------------------------------------------------------------------


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 7


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2006                        6 Months       12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Tax-Managed Wealth
    Preservation Strategy
    Class A                                               3.56%           5.82%
-------------------------------------------------------------------------------
    Class B                                               3.11%           5.04%
-------------------------------------------------------------------------------
    Class C                                               3.20%           5.12%
-------------------------------------------------------------------------------
    Advisor Class                                         3.61%           6.10%
-------------------------------------------------------------------------------
  30% S&P 500 Stock Index/70% LB 5-Year
    General Obligation Municipal Index                    2.18%           3.95%
-------------------------------------------------------------------------------
  S&P 500 Stock Index                                     5.92%           8.39%
-------------------------------------------------------------------------------
  LB 5-Year General Obligation Municipal Index            0.58%           2.04%
-------------------------------------------------------------------------------


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
                                                   NAV Returns     SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                   16.23%          11.26%
Since Inception*                                         14.66%          12.69%

Class B Shares
1 Year                                                   15.34%          11.34%
Since Inception*                                         13.87%          13.20%

Class C Shares
1 Year                                                   15.43%          14.43%
Since Inception*                                         13.90%          13.90%

Advisor Class Shares+
1 Year                                                   16.61%          16.61%
Since Inception*                                         15.04%          15.04%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                   15.45%
Since Inception*                                                         12.80%

Class B Shares
1 Year                                                                   15.68%
Since Inception*                                                         13.28%

Class C Shares
1 Year                                                                   18.66%
Since Inception*                                                         13.94%

Advisor Class Shares
1 Year                                                                   20.91%
Since Inception*                                                         15.07%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

+ This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 9


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
                                                                       Returns
Class A Shares
1 Year                                                                   15.25%
Since Inception*                                                         12.72%

Class B Shares
1 Year                                                                   15.48%
Since Inception*                                                         13.20%

Class C Shares
1 Year                                                                   18.47%
Since Inception*                                                         13.87%

Advisor Class Shares
1 Year                                                                   20.67%
Since Inception*                                                         14.96%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                   10.29%
Since Inception*                                                         11.02%

Class B Shares
1 Year                                                                   10.43%
Since Inception*                                                         11.44%

Class C Shares
1 Year                                                                   12.37%
Since Inception*                                                         12.02%

Advisor Class Shares
1 Year                                                                   13.89%
Since Inception*                                                         13.00%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
                                                   NAV Returns     SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                    8.80%           4.15%
5 Years                                                   1.36%           0.48%
10 Years                                                  5.59%           5.14%

Class B Shares
1 Year                                                    8.03%           4.03%
5 Years                                                   0.61%           0.61%
10 Years(a)                                               4.97%           4.97%

Class C Shares
1 Year                                                    8.02%           7.02%
5 Years                                                   0.61%           0.61%
10 Years                                                  4.84%           4.84%

Advisor Class Shares+
1 Year                                                    9.10%           9.10%
Since Inception*                                          8.58%           8.58%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                    6.02%
5 Years                                                                   1.46%
10 Years                                                                  5.27%

Class B Shares
1 Year                                                                    5.95%
5 Years                                                                   1.59%
10 Years(a)                                                               5.11%

Class C Shares
1 Year                                                                    8.94%
5 Years                                                                   1.60%
10 Years                                                                  4.97%

Advisor Class Shares
1 Year                                                                   11.14%
Since Inception*                                                          8.44%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

+    This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 11


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR
QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
                                                                       Returns
Class A Shares
1 Year                                                                    5.85%
5 Years                                                                   1.31%
10 Years                                                                  3.37%

Class B Shares
1 Year                                                                    5.86%
5 Years                                                                   1.54%
10 Years(a)                                                               3.43%

Class C Shares
1 Year                                                                    8.84%
5 Years                                                                   1.55%
10 Years                                                                  3.30%

Advisor Class Shares
1 Year                                                                   10.92%
Since Inception*                                                          8.31%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                    4.22%
5 Years                                                                   1.21%
10 Years                                                                  3.61%

Class B Shares
1 Year                                                                    4.02%
5 Years                                                                   1.35%
10 Years(a)                                                               3.63%

Class C Shares
1 Year                                                                    5.96%
5 Years                                                                   1.36%
10 Years                                                                  3.51%

Advisor Class Shares
1 Year                                                                    7.63%
Since Inception*                                                          7.31%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2006
                                                   NAV Returns     SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                    5.82%           1.30%
5 Years                                                   3.13%           2.23%
10 Years                                                  5.52%           5.07%

Class B Shares
1 Year                                                    5.04%           1.04%
5 Years                                                   2.41%           2.41%
10 Years(a)                                               4.93%           4.93%

Class C Shares
1 Year                                                    5.12%           4.12%
5 Years                                                   2.42%           2.42%
10 Years                                                  4.80%           4.80%

Advisor Class Shares+
1 Year                                                    6.10%           6.10%
Since Inception*                                          5.67%           5.67%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                    2.64%
5 Years                                                                   2.65%
10 Years                                                                  5.13%

Class B Shares
1 Year                                                                    2.42%
5 Years                                                                   2.81%
10 Years(a)                                                               5.01%

Class C Shares
1 Year                                                                    5.41%
5 Years                                                                   2.82%
10 Years                                                                  4.87%

Advisor Class Shares
1 Year                                                                    7.47%
Since Inception*                                                          5.60%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

+    This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 13


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
                                                                       Returns
Class A Shares
1 Year                                                                    2.45%
5 Years                                                                   2.13%
10 Years                                                                  3.44%

Class B Shares
1 Year                                                                    2.32%
5 Years                                                                   2.45%
10 Years(a)                                                               3.56%

Class C Shares
1 Year                                                                    5.31%
5 Years                                                                   2.46%
10 Years                                                                  3.43%

Advisor Class Shares
1 Year                                                                    7.24%
Since Inception*                                                          5.49%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                    2.04%
5 Years                                                                   1.99%
10 Years                                                                  3.44%

Class B Shares
1 Year                                                                    1.72%
5 Years                                                                   2.20%
10 Years(a)                                                               3.51%

Class C Shares
1 Year                                                                    3.67%
5 Years                                                                   2.21%
10 Years                                                                  3.37%

Advisor Class Shares
1 Year                                                                    5.27%
Since Inception*                                                          4.86%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.


14 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

                                                                              Beginning            Ending
                                                    Account Value         Account Value     Expenses Paid
                                                September 1, 2005     February 28, 2006    During Period*
---------------------------------------------------------------------------------------------------------
Class A
Actual                                                     $1,000             $1,109.08             $7.63
Hypothetical (5% return before expenses)                   $1,000             $1,017.55             $7.30
---------------------------------------------------------------------------------------------------------
Class B
Actual                                                     $1,000             $1,104.59            $11.43
Hypothetical (5% return before expenses)                   $1,000             $1,013.93            $10.94
---------------------------------------------------------------------------------------------------------
Class C
Actual                                                     $1,000             $1,104.51            $11.32
Hypothetical (5% return before expenses)                   $1,000             $1,014.03            $10.84
---------------------------------------------------------------------------------------------------------
Advisor Class
Actual                                                     $1,000             $1,111.12             $6.18
Hypothetical (5% return before expenses)                   $1,000             $1,018.94             $5.91
---------------------------------------------------------------------------------------------------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 15


FUND EXPENSES

Tax-Managed Balanced Wealth Strategy


                                                                              Beginning            Ending
                                                    Account Value         Account Value     Expenses Paid
                                                September 1, 2005     February 28, 2006    During Period*
---------------------------------------------------------------------------------------------------------
Class A
Actual                                                     $1,000             $1,054.51             $6.11
Hypothetical (5% return before expenses)                   $1,000             $1,018.84             $6.01
---------------------------------------------------------------------------------------------------------
Class B
Actual                                                     $1,000             $1,050.60             $9.66
Hypothetical (5% return before expenses)                   $1,000             $1,015.37             $9.49
---------------------------------------------------------------------------------------------------------
Class C
Actual                                                     $1,000             $1,050.52             $9.66
Hypothetical (5% return before expenses)                   $1,000             $1,015.37             $9.49
---------------------------------------------------------------------------------------------------------
Advisor Class
Actual                                                     $1,000             $1,056.03             $4.59
Hypothetical (5% return before expenses)                   $1,000             $1,020.33             $4.51
---------------------------------------------------------------------------------------------------------

Tax-Managed Wealth Preservation Strategy

                                                                              Beginning            Ending
                                                    Account Value         Account Value     Expenses Paid
                                                September 1, 2005     February 28, 2006    During Period*
---------------------------------------------------------------------------------------------------------
Class A
Actual                                                     $1,000             $1,035.63             $6.06
Hypothetical (5% return before expenses)                   $1,000             $1,018.84             $6.01
---------------------------------------------------------------------------------------------------------
Class B
Actual                                                     $1,000             $1,031.11             $9.57
Hypothetical (5% return before expenses)                   $1,000             $1,015.37             $9.49
---------------------------------------------------------------------------------------------------------
Class C
Actual                                                     $1,000             $1,031.95             $9.57
Hypothetical (5% return before expenses)                   $1,000             $1,015.37             $9.49
---------------------------------------------------------------------------------------------------------
Advisor Class
Actual                                                     $1,000             $1,036.12             $4.54
Hypothetical (5% return before expenses)                   $1,000             $1,020.33             $4.51
---------------------------------------------------------------------------------------------------------

* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                                             Annualized Expense Ratio
                                   --------------------------------------------
                                   Tax-Managed     Tax-Managed     Tax-Managed
                                        Wealth        Balanced          Wealth
                                  Appreciation          Wealth    Preservation
                                      Strategy        Strategy        Strategy
-------------------------------------------------------------------------------
Class A                                   1.46%           1.20%           1.20%
Class B                                   2.19%           1.90%           1.90%
Class C                                   2.17%           1.90%           1.90%
Advisor Class                             1.18%           0.90%           0.90%
-------------------------------------------------------------------------------


16 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


SECURITY TYPE BREAKDOWN*
O  95.6%  Common Stocks
                                                        [PIE CHART OMITTED]
O   4.4%  Short-Term


SECTOR BREAKDOWN*
O  28.4%  Finance
O  15.1%  Technology
O   9.9%  Medical
O   9.5%  Energy
O   8.9%  Consumer Cyclical
O   6.6%  Capital Equipment
O   6.0%  Consumer Staples                              [PIE CHART OMITTED]
O   3.6%  Industrial Commodities
O   3.5%  Telecommunications
O   2.1%  Utilities
O   1.3%  Construction & Housing
O   0.7%  Transportation

O   4.4%  Short-Term


* All data are as of February 28, 2006. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy's prospectus.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 17


TAX-MANAGED BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

SECURITY TYPE BREAKDOWN*
O  52.0%  Municipal Bonds
O  45.9%  Common & Preferred Stocks
                                                        [PIE CHART OMITTED]
O   2.1%  Short-Term


SECTOR BREAKDOWN*
O  52.0%  Municipal Bonds
O  13.8%  Finance
O   7.4%  Technology
O   4.5%  Energy
O   4.4%  Medical
O   4.2%  Consumer Cyclical
O   3.2%  Capital Equipment                             [PIE CHART OMITTED]
O   3.0%  Consumer Staples
O   1.7%  Telecommunications
O   1.6%  Industrial Commodities
O   0.9%  Utilities
O   0.7%  Construction & Housing
O   0.5%  Transportation

O   2.1%  Short-Term


BOND QUALITY RATING BREAKDOWN+
O  64.3%  AAA
O  22.7%  AA
O   5.0%  A                                             [PIE CHART OMITTED]
O   2.9%  BBB
O   4.6%  BB
O   0.5%  B


* All data are as of February 28, 2006. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

+   The Strategy's bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Strategy's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

    Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy's prospectus.


18 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
February 28, 2006 (unaudited)


SECURITY TYPE BREAKDOWN*
O  68.7%  Municipal Bonds
O  30.0%  Common Stocks
                                                        [PIE CHART OMITTED]
O   1.3%  Short-Term


SECTOR BREAKDOWN*
O  68.7%  Municipal Bonds
O   9.0%  Finance
O   4.7%  Technology
O   3.1%  Energy
O   2.9%  Medical
O   2.8%  Consumer Cyclical                            [PIE CHART OMITTED]
O   2.1%  Capital Equipment
O   1.9%  Consumer Staples
O   1.1%  Industrial Commodities
O   1.1%  Telecommunications
O   0.6%  Utilities
O   0.4%  Construction & Housing
O   0.3%  Transportation

O   1.3%  Short-Term


BOND QUALITY RATING BREAKDOWN+
O  73.2%  AAA
O  18.3%  AA                                           [PIE CHART OMITTED]
O   5.6%  A
O   2.9%  BBB


* All data are as of February 28, 2006. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

+   The Strategy's bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Strategy's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

    Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy's prospectus.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 19


WEALTH APPRECIATION STRATEGY
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-93.9%

Finance-27.9%
Banking-13.8%
Anglo Irish Bank Corp. PLC                       23,248       $   381,346
Banco Bilbao Vizcaya Argentaria, SA              24,735          503,026
Bank Hapoalim, Ltd.                              36,000          164,755
Bank of America Corp.                            52,320        2,398,872
Barclays PLC                                     46,400          543,484
BNP Paribas, SA                                   7,929          733,804
Citigroup, Inc.                                  58,300        2,703,371
Comerica, Inc.                                    7,300          418,436
Credit Agricole, SA                               9,840          359,413
Credit Suisse Group                              24,599        1,362,420
EFG Eurobank Ergasias                             7,207          286,161
Fannie Mae                                       12,300          672,564
Fifth Third Bancorp.                             10,900          421,285
Freddie Mac                                      10,600          714,334
HBOS PLC                                         30,680          571,356
Huntington Bancshares, Inc.                      15,800          379,990
J.P. Morgan Chase & Co.                          57,300        2,357,322
KeyCorp                                           4,000          149,080
Kookmin Bank                                      3,700          280,450
Kookmin Bank (ADR)                                1,800          136,350
Mellon Financial Corp.                           10,000          360,900
Mitsubishi UFJ Financial Group, Inc.                 57          846,298
National Bank of Greece, SA                       5,126          264,060
National City Corp.                              14,000          487,200
Northern Trust Corp.                             13,000          685,360
PNC Financial Services Group, Inc.                1,600          112,560
Regions Financial Corp.                          12,000          417,360
Royal Bank of Scotland Group PLC                 21,000          702,427
Shinhan Financial Group Co., Ltd.                 5,060          197,685
Societe Generale                                  3,100          439,002
Standard Bank Group, Ltd.                         5,300           67,664
Standard Chartered PLC                            9,577          250,101
Sumitomo Mitsui Financial Group, Inc.               135        1,474,387
SunTrust Banks, Inc.                              4,100          296,717
U.S. Bancorp                                     11,600          358,556
UBS AG                                           16,765        1,781,069
Wachovia Corp.                                   18,200        1,020,474
Wells Fargo & Co.                                10,000          642,000
                                                             ------------
                                                              25,941,639
                                                             ------------
Financial Services-5.3%
Aeon Credit Service Co., Ltd.                     7,800          221,649
Countrywide Financial Corp.                       7,500          258,600
Federated Investors, Inc. Cl.B                    5,400          210,006
Franklin Resources, Inc.                         14,300        1,468,324
Legg Mason, Inc.                                 10,000        1,305,900


20 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                    2,600      $   379,470
MBIA, Inc.                                        3,500          205,590
Merrill Lynch & Co., Inc.                        22,700        1,752,667
Morgan Stanley                                   10,600          632,396
Nasdaq Stock Market, Inc.(a)                      4,800          194,448
Nomura Holdings, Inc.                            42,000          801,491
ORIX Corp.                                        2,780          731,892
Prudential Financial, Inc.                          600           46,224
The Goldman Sachs Group, Inc.                    11,600        1,638,964
Waddell & Reed Financial, Inc. Cl.A               6,900          160,701
                                                             ------------
                                                              10,008,322
                                                             ------------
Insurance-7.9%
ACE, Ltd.                                         7,700          429,121
AFLAC, Inc.                                       3,700          171,125
American International Group, Inc.               43,100        2,860,116
Assurances Generales de France                    5,100          529,782
Aviva PLC                                        41,359          572,245
Friends Provident PLC                            45,160          163,734
Genworth Financial, Inc. Cl.A                    12,200          388,204
ING Groep NV                                     44,288        1,664,605
MetLife, Inc.                                    10,300          516,236
Muenchener Rueckversicherungs-Gesellschaft
  AG                                              3,800          515,053
Old Republic International Corp.                  9,400          200,126
Prudential PLC                                   18,347          194,102
QBE Insurance Group, Ltd.                        18,956          289,964
The Allstate Corp.                                6,000          328,680
The Chubb Corp.                                   4,900          469,175
The Hartford Financial Services Group, Inc.       6,200          510,756
The Progressive Corp.                             3,200          343,840
The St. Paul Travelers Cos., Inc.                12,793          549,843
Torchmark Corp.                                   6,400          349,888
UnitedHealth Group, Inc.                         27,900        1,624,617
UnumProvident Corp.                              13,000          268,970
WellPoint, Inc.(a)                               23,300        1,789,207
                                                             ------------
                                                              14,729,389
                                                             ------------
Wholesale & International Trade-0.9%
Mitsubishi Corp.                                 35,900          832,920
Mitsui & Co., Ltd.                               57,000          779,843
                                                             ------------
                                                               1,612,763
                                                             ------------
                                                              52,292,113
                                                             ------------
Technology-14.8%
Data Processing-7.9%
Agere Systems, Inc.(a)                            8,500          114,155
Apple Computer, Inc.(a)                          30,200        2,069,908
Arrow Electronics, Inc.(a)                        3,100          107,849
ASML Holding NV(a)                               10,400          215,102
Avnet, Inc.(a)                                    3,700           92,981


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 21


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Business Objects, SA(a)                          10,491      $   389,373
Canon, Inc.                                      15,200          949,028
CapGemini                                        13,287          655,093
Electronic Arts, Inc.(a)                         13,400          696,398
Electronic Data Systems Corp.                    13,800          368,460
EMC Corp.(a)                                      9,300          130,386
Google, Inc. Cl.A(a)                              7,940        2,879,203
Hewlett-Packard Co.                              35,700        1,171,317
Infosys Technologies, Ltd.                        4,995          317,128
International Business Machines Corp.             3,600          288,864
Marvell Technology Group, Ltd.(a)                25,900        1,585,598
Microsoft Corp.                                  37,500        1,008,750
Network Appliance, Inc.(a)                       22,300          739,468
Sanmina-SCI Corp.(a)                             37,000          142,820
SAP AG                                            2,415          492,691
Solectron Corp.(a)                               49,600          179,056
Tech Data Corp.(a)                                4,000          166,120
                                                             ------------
                                                              14,759,748
                                                             ------------
Electrical & Electronics-5.5%
ADC Telecommunications, Inc.(a)                   4,928          124,777
Broadcom Corp. Cl.A(a)                           55,600        2,507,004
Corning, Inc.(a)                                 80,300        1,960,123
Hon Hai Precision Industry Co., Ltd. (GDR)(b)     4,111           51,593
Hoya Corp.                                       19,100          757,776
Juniper Networks, Inc.(a)                        68,400        1,257,876
QUALCOMM, Inc.                                   54,000        2,549,340
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                          49,865          485,187
Telefonaktiebolaget LM Ericsson Cl.B             80,777          275,246
Tellabs, Inc.(a)                                 24,000          352,560
                                                             ------------
                                                              10,321,482
                                                             ------------
Electronic Components & Instruments-1.4%
Advanced Micro Devices, Inc.(a)                  27,400        1,059,558
Compal Electronics, Inc. (GDR)(b)                54,034          259,904
Flextronics International, Ltd.(a)               23,200          250,328
Intel Corp.                                      14,400          296,640
KLA-Tencor Corp.                                  9,900          517,077
Samsung Electronics Co., Ltd.                       370          259,397
                                                             ------------
                                                               2,642,904
                                                             ------------
                                                              27,724,134
                                                             ------------
Medical-9.8%
Health & Personal Care-9.8%
Alcon, Inc.                                      16,700        1,923,172
Amgen, Inc.(a)                                   10,400          785,096
AstraZeneca PLC                                   7,700          355,608
Bristol-Myers Squibb Co.                          9,600          221,760
Caremark Rx, Inc.(a)                             18,200          905,450
Eli Lilly & Co.                                   6,200          344,844
Genentech, Inc.(a)                               27,500        2,356,475


22 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         21,300      $ 1,326,351
GlaxoSmithKline PLC                               6,400          162,554
Luxottica Group SpA                              17,356          487,993
Medco Health Solutions, Inc.(a)                   4,500          250,740
Merck & Co., Inc.                                24,700          861,042
Nobel Biocare Holding AG                            879          196,260
Novartis AG                                      13,521          727,606
Pfizer, Inc.                                     85,900        2,249,721
Roche Holdings AG                                 5,050          746,121
Sanofi-Synthelabo, SA                             8,343          710,199
St. Jude Medical, Inc.(a)                        26,500        1,208,400
Tenet Healthcare Corp.(a)                         9,400           74,166
Teva Pharmaceutical Industries, Ltd. (ADR)       51,500        2,162,485
Wyeth                                             5,000          249,000
                                                             ------------
                                                              18,305,043
                                                             ------------
Energy-9.3%
Energy Equipment & Services-3.2%
Baker Hughes, Inc.                                7,800          530,166
ENSCO International, Inc.                         4,500          201,105
GlobalSantaFe Corp.                               8,700          481,458
Halliburton Co.                                  37,400        2,543,200
Nabors Industries, Ltd.(a)                       16,300        1,074,985
Rowan Cos., Inc.                                  5,300          213,325
Schlumberger, Ltd.                                8,200          943,000
                                                             ------------
                                                               5,987,239
                                                             ------------
Energy Sources-6.1%
BP PLC                                           20,600          227,878
Canadian Natural Resources, Ltd.                  8,700          475,325
ChevronTexaco Corp.                              19,000        1,073,120
China Petroleum & Chemical Corp. Cl.H           393,000          233,812
China Shenhua Energy Co., Ltd. Cl.H(a)          172,500          259,247
ConocoPhillips                                   13,900          847,344
Eni SpA                                          37,454        1,070,738
Exxon Mobil Corp.                                61,500        3,651,255
MOL Magyar Olaj-es Gazipari Rt.                   2,100          216,883
Norsk Hydro ASA                                   2,650          310,402
Occidental Petroleum Corp.                        4,300          393,622
PetroChina Co., Ltd.                            130,000          126,425
Petroleo Brasileiro, SA (ADR)                     9,300          770,216
Repsol YPF, SA                                   19,600          547,849
Total, SA                                         4,823        1,212,978
                                                             ------------
                                                              11,417,094
                                                             ------------
                                                              17,404,333
                                                             ------------
Consumer Cyclical-8.8%
Appliances & Household Durables-0.1%
Newell Rubbermaid, Inc.                           5,800          144,246
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 23


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Broadcasting & Publishing-2.9%
CBS Corp. Cl.B                                   18,250      $   446,395
Comcast Corp. Cl.A(a)                             5,000          134,150
Comcast Corp. Cl.A Special(a)                    10,600          283,550
Grupo Televisa, SA (ADR)                          3,000          235,380
Liberty Media Corp. Cl.A(a)                      13,600          112,064
Naspers, Ltd.                                     9,031          178,633
Societe Television Francaise 1                    6,642          200,048
The E.W. Scripps Co. Cl.A                        13,400          644,272
The Walt Disney Co.                              16,000          447,840
Time Warner, Inc.                                51,600          893,196
Viacom, Inc. Cl.B(a)                              8,250          329,670
Yahoo!, Inc.(a)                                  47,600        1,526,056
                                                             ------------
                                                               5,431,254
                                                             ------------
Business & Public Services-0.1%
The Interpublic Group of Cos., Inc.(a)           17,700          183,372
                                                             ------------
Leisure & Tourism-1.0%
Aristocrat Leisure, Ltd.                            480            4,269
Enterprise Inns PLC                              16,743          263,076
McDonald's Corp.                                 31,000        1,082,210
Starbucks Corp.(a)                               11,600          421,312
Whitbread PLC                                     6,600          122,544
                                                             ------------
                                                               1,893,411
                                                             ------------
Merchandising-4.4%
eBay, Inc.(a)                                    46,600        1,866,796
Esprit Holdings, Ltd.                            34,000          260,029
Limited Brands, Inc.                             10,800          255,636
Lowe's Cos., Inc.                                22,720        1,549,050
Marks & Spencer Group PLC                        43,330          393,775
Office Depot, Inc.(a)                            11,600          413,888
Shimamura Co., Ltd.                               1,300          147,087
Takashimaya Co., Ltd.                            15,000          217,296
Target Corp.                                     33,850        1,841,440
Wal-Mart de Mexico SA de CV Series V             68,000          194,230
Whole Foods Market, Inc.                         10,200          651,576
Yamada Denki Co., Ltd.                            3,600          385,685
                                                             ------------
                                                               8,176,488
                                                             ------------
Recreation & Other Consumer-0.1%
Mattel, Inc.                                     11,300          190,405
                                                             ------------
Textiles & Apparel-0.2%
Compagnie Financiere Richemont AG Cl.A            4,335          188,773
Jones Apparel Group, Inc.                         6,000          173,520
V. F. Corp.                                       1,400           76,720
                                                             ------------
                                                                 439,013
                                                             ------------
                                                              16,458,189
                                                             ------------


24 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Capital Equipment-6.5%
Aerospace & Defense-2.0%
BAE Systems PLC                                  97,488      $   717,610
European Aeronautic Defence & Space Co.          10,780          395,193
Goodrich Corp.                                    5,900          246,856
Lockheed Martin Corp.                             3,000          218,610
Northrop Grumman Corp.                            8,300          532,030
The Boeing Co.                                   22,700        1,650,063
                                                             ------------
                                                               3,760,362
                                                             ------------
Automobiles-2.1%
Autoliv, Inc.                                     4,200          224,910
BorgWarner, Inc.                                  3,600          200,772
Continental AG                                    6,400          654,971
Cooper Tire & Rubber Co.                          2,200           32,780
Denso Corp.                                      13,800          503,429
Hyundai Motor Co., Ltd.                             280           23,797
Johnson Controls, Inc.                              700           49,889
Lear Corp.                                        3,500           73,010
Renault, SA                                       8,100          778,353
Toyota Motor Corp.                               26,200        1,396,654
                                                             ------------
                                                               3,938,565
                                                             ------------
Industrial Components-0.3%
Eaton Corp.                                       3,400          236,878
Sumitomo Electric Industries, Ltd.               19,000          285,513
                                                             ------------
                                                                 522,391
                                                             ------------
Machinery & Engineering-0.4%
Atlas Copco AB Cl.A                              14,693          361,874
MAN AG                                            4,900          308,782
Sumitomo Heavy Industries, Ltd.                   2,000           17,886
                                                             ------------
                                                                 688,542
                                                             ------------
Multi-Industry-1.7%
Crane Co.                                         2,900          111,621
Emerson Electric Co.                              3,500          286,335
General Electric Co.                             66,710        2,192,758
Hubbell, Inc. Cl.B                                2,700          125,469
SPX Corp.                                         5,100          251,175
Textron, Inc.                                     2,700          237,897
                                                             ------------
                                                               3,205,255
                                                             ------------
                                                              12,115,115
                                                             ------------
Consumer Staples-5.9%
Beverages & Tobacco-2.0%
Altria Group, Inc.                               16,100        1,157,590
British American Tobacco PLC                     31,300          745,723
Japan Tobacco, Inc.                                  39          670,031
PepsiCo, Inc.                                     5,900          348,749
SABMiller PLC                                     7,613          151,318
The Coca-Cola Co.                                14,800          621,156
UST, Inc.                                         4,200          163,296
                                                             ------------
                                                               3,857,863
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 25


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-3.9%
Colgate-Palmolive Co.                             7,200      $   392,256
ConAgra Foods, Inc.                              12,300          258,669
Del Monte Foods Co.                               7,600           82,688
Delhaize Group                                    3,400          226,819
General Mills, Inc.                               9,100          448,175
J Sainsbury PLC                                  74,500          418,309
Kellogg Co.                                       2,200           97,482
Nestle, SA                                        2,376          698,552
Safeway, Inc.                                    12,600          306,306
Tate & Lyle PLC                                  12,400          130,025
The Clorox Co.                                    4,600          280,370
The Kroger Co.(a)                                15,300          306,612
The Procter & Gamble Co.                         51,300        3,074,409
Walgreen Co.                                     12,200          547,292
                                                             ------------
                                                               7,267,964
                                                             ------------
                                                              11,125,827
                                                             ------------
Industrial Commodities-3.5%
Chemical-0.6%
E.I. du Pont de Nemours & Co.                     4,600          185,104
Mitsui Chemicals, Inc.                           51,000          408,479
PPG Industries, Inc.                              6,100          369,843
The Lubrizol Corp.                                4,600          198,996
                                                             ------------
                                                               1,162,422
                                                             ------------
Forest & Paper-0.4%
Kimberly-Clark Corp.                              7,800          461,604
MeadWestvaco Corp.                                7,000          194,740
Smurfit-Stone Container Corp.(a)                  9,500          124,640
Votorantim Celulose e Papel, SA (ADR)             4,000           59,040
                                                             ------------
                                                                 840,024
                                                             ------------
Metal - Nonferrous-0.6%
BHP Billiton PLC                                 22,108          371,540
Rio Tinto PLC                                     6,216          292,538
Xstrata PLC                                      15,000          437,913
                                                             ------------
                                                               1,101,991
                                                             ------------
Metal - Steel-1.2%
Arcelor                                          19,800          723,517
JFE Holdings, Inc.                               20,100          740,865
POSCO                                             2,000          471,350
United States Steel Corp.                         5,400          294,300
                                                             ------------
                                                               2,230,032
                                                             ------------
Miscellaneous Materials-0.7%
Nitto Denko Corp.                                 9,900          849,573
Owens-Illinois, Inc.(a)                          14,100          264,234
Sonoco Products Co.                               6,300          206,136
                                                             ------------
                                                               1,319,943
                                                             ------------
                                                               6,654,412
                                                             ------------


26 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Telecommunications-3.5%
America Movil SA de CV (ADR)                     24,300       $  843,939
American Tower Corp. Cl.A(a)                      4,000          127,320
AT&T, Inc.                                       45,200        1,247,068
BellSouth Corp.                                  26,200          827,396
Crown Castle International Corp.(a)               8,500          266,475
Orascom Telecom Holding SAE (GDR)(b)              1,386           81,774
Singapore Telecommunications, Ltd.              297,150          476,357
Sprint Corp.                                     31,600          759,348
Verizon Communications, Inc.                     36,800        1,240,160
Vodafone Group PLC                              338,700          648,948
                                                             ------------
                                                               6,518,785
                                                             ------------
Utilities-2.0%
Electric & Gas-2.0%
American Electric Power Co., Inc.                 6,500          237,250
Constellation Energy Group, Inc.                  3,500          205,590
Dominion Resources, Inc.                          7,400          555,740
E.ON AG                                           4,900          542,807
Endesa, SA                                       14,400          482,187
Entergy Corp.                                     5,700          413,307
Northeast Utilities                               6,600          129,492
Pinnacle West Capital Corp.                       7,500          307,875
RWE AG                                            4,960          425,380
Sempra Energy                                     3,000          143,520
Wisconsin Energy Corp.                            8,800          359,656
                                                             ------------
                                                               3,802,804
                                                             ------------
Construction & Housing-1.2%
Building Materials-0.8%
Buzzi Unicem SpA                                 11,700          242,076
CRH PLC                                          17,228          562,953
Martin Marietta Materials, Inc.                   2,700          263,250
Masco Corp.                                       5,700          177,783
Rinker Group, Ltd.                               15,360          201,793
Wolseley PLC                                      5,517          136,863
                                                             ------------
                                                               1,584,718
                                                             ------------
Construction & Housing-0.3%
George Wimpey PLC                                 9,100           88,227
Taylor Woodrow PLC                               21,200          154,513
Vinci, SA                                         3,741          345,314
                                                             ------------
                                                                 588,054
                                                             ------------
Real Estate-0.1%
Sino Land Co., Ltd.                             121,500          181,952
                                                             ------------
                                                               2,354,724
                                                             ------------
Transportation-0.7%
Transportation - Road & Rail-0.5%
CSX Corp.                                         5,300          293,514
Norfolk Southern Corp.                            7,800          399,204
Union Pacific Corp.                               2,600          230,230
                                                             ------------
                                                                 922,948
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 27


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Transportation-Shipping-0.2%
Mitsui O.S.K. Lines, Ltd.                        58,000      $   422,904
                                                            ------------
                                                               1,345,852
                                                            ------------
Total Common Stocks
  (cost $151,039,548)                                        176,101,331
                                                            ------------
SHORT-TERM INVESTMENT-4.4%
Time Deposit-4.4%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $8,156,000)                          $    8,156        8,156,000
                                                            ------------
Total Investments-98.3%
  (cost $159,195,548)                                        184,257,331
Other assets less liabilities-1.7%                             3,260,403
                                                            ------------
Net Assets-100%                                             $187,517,734
                                                            ------------

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                                        Value at
                     Number of     Expiration          Original       February 28,     Unrealized
    Type             Contracts        Month              Value           2006         Appreciation
--------------------------------------------------------------------------------------------------
EURO STOXX 50           18          March 2006         $788,324        $810,461         $22,137


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $393,271 or 0.2% of net assets.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


28 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-52.0%
Alabama-1.6%
Alabama Public School & College Authority
  (Campus Improvement & Economic
  Development), Series 03 FGIC
  5.00%, 12/01/21                               $ 1,700      $ 1,798,226
                                                             ------------
Jefferson County Sewer Revenue (Capital
  Improvement Warrants), Series 02 FGIC
  5.125%, 2/01/42                                 1,650        1,786,966
  Series 02
  Prerefunded 8/01/12 @ 100
  5.00%, 2/01/41                                  1,100        1,177,033
                                                             ------------
                                                               4,762,225
                                                             ------------
Arizona-0.3%
Gilbert Water Resource Municipal Property Corp.
  (Wastewater System & Utility), Series 04
  4.90%, 4/01/19                                    710          715,765
Pima County Industrial Development Authority
  Education Revenue (Horizon Community
  Learning Center), Series 05
  4.45%, 6/01/14                                    100           97,450
                                                             ------------
                                                                 813,215
                                                             ------------
Arkansas-1.2%
Hot Springs Sales & Use Tax, Series 01
  4.125%, 7/01/08                                 1,275        1,293,181
Springdale Sales & Use Tax Revenue, Series 04
  MBIA
  4.00%, 7/01/16                                  2,410        2,412,627
                                                             ------------
                                                               3,705,808
                                                             ------------
California-2.3%
California Economic Recovery, Series 04A
  5.00%, 7/01/09                                    700          734,930
  5.25%, 1/01/10                                  2,765        2,945,997
California GO, Series 03
  4.00%, 2/01/08                                    450          454,860
  Series 05
  5.00%, 6/01/10-6/01/11                          1,650        1,751,150
California Statewide Communities Development
  Authority Revenue (Kaiser Permanente),
  Series 04E
  3.875%, 4/01/32                                   280          279,731
  Series 04F
  2.30%, 4/01/33                                    500          493,555
Upland Community Redevelopment Agency Tax
  Allocation (Magnolia Redevelopment Project),
  Series 04
  3.90%, 11/01/09                                   235          234,514
                                                             ------------
                                                               6,894,737
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 29


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Colorado-1.7%
Jefferson County School District No. R001,
Series 04 FSA
  5.00%, 12/15/24                               $ 1,000       $1,063,480
Mesa County Valley School District No. 051
  Grand Junction, Series 04A MBIA
  5.00%, 12/01/23                                 1,000        1,064,000
Regional Transportation District COP, Series 02A
  AMBAC
  2.30%, 12/01/22                                 2,400        2,363,736
Todd Creek Farms Metropolitan District No. 1
  Water Revenue, Series 04
  5.60%, 12/01/14                                   260          257,200
Wheatlands Metropolitan District No. 002
  (Limited Tax), Series 05
  6.00%, 12/01/25                                   500          507,180
                                                             ------------
                                                               5,255,596
                                                             ------------
Connecticut-1.1%
Connecticut GO, Series 03G MBIA
  5.00%, 3/15/10                                  1,500        1,586,250
Connecticut State Development Authority PCR,
  Series 96 AMBAC AMT
  3.35%, 5/01/31                                  1,730        1,687,684
                                                             ------------
                                                               3,273,934
                                                             ------------
District of Columbia-0.5%
District of Columbia GO, Series 03A MBIA
  5.50%, 6/01/10                                  1,480        1,588,469
                                                             ------------
Florida-2.1%
Bartram Park CDD, Series 05
  4.875%, 5/01/15                                   100          100,265
Dade County School District, Series 94 MBIA
  5.00%, 8/01/12                                  1,100        1,180,916
Fishhawk CDD, Series 04B
  5.125%, 11/01/09                                  240          240,283
Hammock Bay CDD, Series 04B
  5.375%, 5/01/11                                   225          224,672
Heritage Isle at Viera CDD, Series 04B
  5.00%, 11/01/09                                   190          190,207
Huntington CDD, Series 04B
  5.00%, 5/01/09                                    300          298,767
Lake Ashton II CDD, Series 05B
  4.875%, 11/01/10                                  100          100,004
Live Oak CDD No. 001, Series 03B
  5.30%, 5/01/08                                     85           85,045
Meadow Pointe III CDD, Series 04B
  5.00%, 5/01/09                                    160          159,726


30 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Meadow Woods CDD, Series 04B
  5.25%, 5/01/11                                 $  100       $   99,877
Midtown Miami Florida CDD, Series 04A
  6.00%, 5/01/24                                    280          292,314
Monterra CDD, Series 05 BANS
  5.00%, 6/01/06                                    120          120,083
  Series 05B
  5.00%, 11/01/10                                   340          340,388
Overoaks CDD, Series 04B
  5.125%, 5/01/09                                   200          200,506
Parkway Center CDD, Series 04B
  5.625%, 5/01/14                                   200          204,132
Paseo CDD, Series 05B
  4.875%, 5/01/10                                   550          544,814
Seacoast Utility Authority, Series 01 FGIC
  5.25%, 3/01/10                                  1,210        1,288,759
South Bay CDD, Series 05B-2
  5.375%, 5/01/13                                   100          101,633
Tern Bay CDD, Series 05B
  5.00%, 5/01/15                                    450          445,842
Villages of Westport CDD, Series 05A
  5.125%, 5/01/15                                   265          265,975
                                                             ------------
                                                               6,484,208
                                                             ------------
Georgia-0.1%
Cobb County Development Authority SWDR
  (Georgia Waste Management Project),
  Series 04A
  3.10%, 4/01/33                                    185          183,583
                                                             ------------
Guam-0.2%
Guam Waterworks Authority COP, Series 05
  5.18%, 7/01/15                                    295          308,420
Guam Waterworks Authority Water &
  Wastewater Systems Revenue, Series 05
  5.00%, 7/01/13                                    225          229,405
                                                             ------------
                                                                 537,825
                                                             ------------
Hawaii-2.6%
Hawaii GO, Series 02CY FSA
  5.25%, 2/01/09                                  1,800        1,886,922
  Series 05DG AMBAC
  5.00%, 7/01/13                                  5,540        5,990,901
                                                             ------------
                                                               7,877,823
                                                             ------------
Illinois-2.7%
Chicago GO (Emergency Telephone System),
Series 99 FGIC
  5.00%, 1/01/09                                  1,135        1,179,163
Hodgkins Illinois Tax Increment Revenue (Senior
  Lien), Series 05
  5.00%, 1/01/11                                  1,000        1,037,920


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 31


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
------------------------------------------------------------------------------
Illinois GO
  5.00%, 1/01/10                                $ 4,615      $ 4,848,934
Pingree Grove Village Special Service Area No. 1
  (Cambridge Lakes Project), Series 05-1
  5.25%, 3/01/15                                    100          100,528
Will County Exempt Facilities Revenue (BP
  Amoco Chemical Co. Project), Series 03
  3.04%, 7/01/33                                  1,000        1,000,000
                                                             ------------
                                                               8,166,545
                                                             ------------
Indiana-0.8%
Elkhart County, Series 04 MBIA
  5.25%, 12/01/21                                 1,215        1,312,710
Rockport PCR (Indiana Michigan Power Co.
  Project), Series 03C
  2.625%, 4/01/25                                   220          217,842
Whiting Environmental Facilties (BP Products
  Project), Series 02C
  3.04%, 7/01/34                                  1,000        1,000,000
                                                             ------------
                                                               2,530,552
                                                             ------------
Kansas-0.2%
Wyandotte County/ Kansas City Unified
  Government Special Obligation (Sales Tax),
  Series 05B
  4.75%, 12/01/16                                   610          620,840
                                                             ------------
Kentucky-0.4%
Kentucky Property & Buildings Tax Lease
  Revenue, Series 02
  5.375%, 2/01/08                                 1,265        1,307,011
                                                             ------------
Maryland-0.6%
Maryland GO (State & Local Facilities Loan
  Capital Improvement), Series 02A
  5.25%, 3/01/07                                  1,355        1,380,244
Tax Exempt Municipal Infrastructure, Series 04A
  3.80%, 5/01/08(a)                                 615          610,443
                                                             ------------
                                                               1,990,687
                                                             ------------
Massachusetts-2.6%
Massachusetts GO, (Consolidated Loan),
  Series 00B
  5.70%, 6/01/19                                    800          866,512
  Series 05B
  5.00%, 8/01/12                                  3,150        3,370,594
Massachusetts GO, Series 00B Prerefunded
  6/01/10 @ 100
  5.75%, 6/01/12                                  1,500        1,630,725
Route 3 North Transportation Improvement
  Association, Series 00 MBIA
  5.375%, 6/15/33                                 1,925        2,065,718
                                                             ------------
                                                               7,933,549
                                                             ------------


32 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Michigan-1.2%
Michigan State Trunk Line Fund, Series 05B
  5.00%, 9/01/11-9/01/12                        $ 3,510     $  3,765,044
                                                             ------------
Minnesota-0.9%
Minnesota State Housing Finance Agency,
  Residential Housing, Series 03L-2
  2.35%, 1/01/31                                  2,350        2,327,135
St. Paul Minnesota Housing & Redevelopment
  Authority, Hospital Revenue (Health East
  Project), Series 05
  5.15%, 11/15/20                                   310          320,949
                                                             ------------
                                                               2,648,084
                                                             ------------
Missouri-1.4%
St. Louis Airport Revenue (Airport Development
  Program), Series 01A MBIA
  5.625%, 7/01/19                                 4,000        4,393,360
                                                             ------------
Nevada-1.8%
Clark County Improvement District (Special
  Assessment Summerlin No. 151), Series 05
  4.05%, 8/01/10                                    670          663,045
Clark County PCR (Southern California Edison
  Co.), Series 00C AMT
  3.25%, 6/01/31                                    335          325,483
Henderson Local Improvement Districts No.
  T-16, Series 05
  4.75%, 3/01/13                                     35           34,913
Las Vegas Local Improvement Bonds (District
  No. 607), Series 04
  5.35%, 6/01/12                                    250          254,805
Nevada GO, Series 05A
  5.00%, 2/01/12(b)                               4,100        4,378,308
                                                             ------------
                                                               5,656,554
                                                             ------------
New Jersey-3.3%
New Jersey Economic Development Authority
  (Cigarette Tax), Series 04
  5.00%, 6/15/07                                    600          609,126
  Series 04 FSA
  5.00%, 6/15/10                                    830          875,028
New Jersey Economic Development Authority
  Series 01A MBIA
  5.00%, 7/01/11                                  1,645        1,751,563
New Jersey GO, Series 05M AMBAC
  5.25%, 7/15/11                                  2,000        2,161,680


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 33


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
New Jersey State Transportation Trust Fund Authority
  (Transportation Systems)
  Series 01C FSA 5.50%, 12/15/11                $ 1,000      $ 1,092,890
  Series 03A AMBAC 5.50%, 12/15/13                1,775        1,970,250
  Series 03C 5.50%, 6/15/21                       1,465        1,631,922
                                                             ------------
                                                              10,092,459
                                                             ------------
New York-3.9%
New York City GO,
  Series 04B
  5.00%, 8/01/12                                  1,315        1,401,685
  Series 04G
  5.00%, 8/01/08                                    565          583,091
  Series 04H
  5.00%, 8/01/11                                  1,645        1,745,641
New York State Dormitory Authority
  (Mount Sinai New York University Health),
  Series 00C
  5.00%, 7/01/11                                    600          608,910
New York State Thruway Authority, Highway & Bridge
  Trust Fund, Series 05B FSA
  5.00%, 4/01/14                                  5,370        5,841,701
New York Thruway Authority, Service Contract
  Revenue (Local Highway & Bridge), Series 63A
  5.00%, 3/15/09                                    850          885,385
New York Tobacco Settlement Financing Corp.,
  Series 03C-1
  5.25%, 6/01/13                                    815          846,557
                                                             ------------
                                                              11,912,970
                                                             ------------
North Carolina-1.0%
Mecklenburg County GO, Series 05C
  5.00%, 2/01/14                                  2,575        2,808,218
North Carolina Municipal Power Agency No. 1,
  Catawba Electric Revenue, Series 93 ACA
  5.50%, 1/01/10                                    385          407,950
                                                             ------------
                                                               3,216,168
                                                             ------------
Ohio-1.1%
Cleveland Municipal School District,
  Series 04, FSA
  5.25%, 12/01/19                                 1,000        1,096,550
Ohio State (Highway Capital Improvements),
  Series 02G
  5.00%, 5/01/11                                  1,740        1,855,414
Port Authority of Columbiana County SWFR
  (Liberty Waste Transportation LLC Project),
  Series 04A
  7.00%, 8/01/21                                    300          302,313
                                                             ------------
                                                               3,254,277
                                                             ------------


34 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Oregon-2.3%
Oregon Department of Transportation (Regional
  Light Rail Extension-Westside) AMBAC
  5.00%, 6/01/09                                $ 1,515      $ 1,584,993
Portland Sewer Systems Revenue, Series 00A
  FGIC
  5.75%, 8/01/20                                  5,000        5,451,700
                                                             ------------
                                                               7,036,693
                                                             ------------
Pennsylvania-4.6%
Allegheny County Redevelopment Authority
  (Pittsburgh Mills Project), Series 04
  5.10%, 7/01/14                                    280          289,268
Beaver County IDA PCR (Cleveland Electric
  Project), Series 98
  3.75%, 10/01/08                                   280          279,586
Delaware Valley Regional Finance Authority,
  Series 97A AMBAC
  5.257%, 7/01/06                                 1,165        1,180,028
Montgomery County IDA (Whitemarsh
  Continuing Care Project),
  Series 05
  6.00%, 2/01/21                                    265          279,872
Pennsylvania GO,
  Series 03
  5.00%, 1/01/13                                  1,420        1,533,969
  Series 03 MBIA
  5.00%, 7/01/11                                  4,310        4,612,907
  Series 05
  5.25%, 1/01/09                                  3,350        3,507,282
Philadelphia Authority for IDR (Leadership
  Learning Partners), Series 05A
  4.60%, 7/01/15                                    300          296,988
Philadelphia GO, Series 03A XLCA
  5.00%, 2/15/11                                  2,000        2,128,680
                                                             ------------
                                                              14,108,580
                                                             ------------
Rhode Island-0.1%
Rhode Island Industrial Facilities Corporation
  SWDR (Waste Management, Inc. Project),
  Series 04A AMT
  2.75%, 4/01/06                                    200          199,734
                                                             ------------
South Carolina-2.8%
Richland County School District No. 001,
  Series 03 FSA SCSDE
  4.75%, 3/01/09                                  1,130        1,173,731
South Carolina Public Service Authority Revenue
  Series 05A FGIC
  5.25%, 1/01/20                                  1,000        1,102,410
  Series 05B MBIA
  5.00%, 1/01/11                                  3,515        3,735,917


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 35


                                              Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Western Carolina Regional Sewer Authority
  Sewer System Revenue, Series 05B FSA
  5.00%, 3/01/12                                $ 1,000      $ 1,077,670
York County School District No. 003 (Rock Hill
  School District), Series 03 SCSDE
  5.00%, 3/01/10                                  1,335        1,409,560
                                                             ------------
                                                               8,499,288
                                                             ------------
Texas-3.9%
Brazos River Authority PCR (Texas Utilities
  Electric Co.), Series 95B AMT
  5.05%, 6/19/06                                    230          230,844
Dallas GO, Series 05
  5.00%, 2/15/12                                  3,350        3,575,087
Gulf Coast Waste Disposal Authority, Series 03D
  3.20%, 4/01/12                                    190          189,808
Katy Development Authority (Metro Contract),
  Series 99A
  5.75%, 6/01/09                                    375          387,281
Port Corpus Christi Industrial Development Corp.
  Environmental Facilities (Citgo Petroleum Corp.
  Project), Series 98
  3.04%, 8/01/28                                  1,000        1,000,000
Red River Education Finance Revenue (Parish
  Day School Project), Series 01A
  3.10%, 12/03/07                                 1,400        1,390,298
San Antonio Electric & Gas, Series 01
  5.25%, 2/01/09                                  1,600        1,675,456
Texas GO TRANS, Series 05
  4.50%, 8/31/06                                  3,500        3,518,060
                                                             ------------
                                                              11,966,834
                                                             ------------
Virginia-0.6%
Virginia College Building Authority (21st Century
  College & Equipment), Series 05
  5.00%, 2/01/10                                  1,800        1,899,864
                                                             ------------
Washington-2.1%
Central Puget Sound Regional Transportation
  Authority Sales & Use Tax Revenue, Series 05A
  AMBAC
  5.00%, 11/01/26                                 2,085        2,210,642
Seattle Municipal Light & Power Revenue,
  Series 01 FSA
  5.50%, 3/01/09                                  1,000        1,056,970
Washington GO (Motor Vehicle Fuel Tax),
  Series 02C FSA
  5.00%, 1/01/12                                  2,000        2,139,400
Washington Public Power Supply System
  (Nuclear Project No. 2), Series 98A
  5.75%, 7/01/09                                  1,100        1,174,195
                                                             ------------
                                                               6,581,207
                                                             ------------


36 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Total Municipal Bonds
  (cost $159,586,357)                                       $159,157,723
                                                             ------------

COMMON STOCKS-46.0%

Finance-13.8%
Banking-7.1%
Allied Irish Banks PLC                            9,128          218,119
Anglo Irish Bank Corp. PLC                       19,923          326,805
Banco Bilbao Vizcaya Argentaria, SA              22,961          466,948
Bank Hapoalim, Ltd.                              52,400          239,811
Bank of America Corp.                            42,062        1,928,543
Barclays PLC                                     40,200          470,863
BNP Paribas, SA                                   9,787          905,756
Citigroup, Inc.                                  46,800        2,170,116
Comerica, Inc.                                    5,300          303,796
Credit Agricole, SA                               7,500          273,943
Credit Suisse Group                              19,304        1,069,155
EFG Eurobank Ergasias                             5,391          214,055
Fannie Mae                                       12,300          672,564
Fifth Third Bancorp                               9,900          382,635
Freddie Mac                                       9,100          613,249
HBOS PLC                                         22,470          418,461
HSBC Holdings PLC                                     1               17
Huntington Bancshares, Inc.                       9,600          230,880
J.P. Morgan Chase & Co.                          46,300        1,904,782
KeyCorp                                           2,600           96,902
Kookmin Bank                                      4,500          341,087
Kookmin Bank (ADR)                                1,600          121,200
Mellon Financial Corp.                            9,400          339,246
Mitsubishi UFJ Financial Group, Inc.                 38          564,199
National Bank of Greece, SA                       4,005          206,313
National City Corp.                              11,600          403,680
Northern Trust Corp.                             10,300          543,016
PNC Financial Services Group, Inc.                1,800          126,630
Regions Financial Corp.                          11,000          382,580
Royal Bank of Scotland Group PLC                 14,400          481,664
Shinhan Financial Group Co., Ltd.                 5,710          223,080
Societe Generale                                  2,500          354,034
Standard Chartered PLC                            9,161          239,237
Sumitomo Mitsui Financial Group, Inc.               112        1,223,195
SunTrust Banks, Inc.                              1,700          123,029
U.S. Bancorp                                      9,400          290,554
UBS AG                                           12,644        1,343,267
UnumProvident Corp.                              13,200          273,108
Wachovia Corp.                                   15,400          863,478
Wells Fargo & Co.                                 6,700          430,140
                                                             ------------
                                                              21,780,137
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 37


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Financial Services-2.7%
Aeon Credit Service Co., Ltd.                     7,200      $   204,599
Countrywide Financial Corp.                       3,900          134,472
Federated Investors, Inc. Cl.B                    6,300          245,007
Franklin Resources, Inc.                         10,900        1,119,212
Legg Mason, Inc.                                  7,800        1,018,602
Lehman Brothers Holdings, Inc.                    3,000          437,850
MBIA, Inc.                                        2,800          164,472
Merrill Lynch & Co., Inc.                        17,700        1,366,617
Morgan Stanley                                   11,600          692,056
Nasdaq Stock Market, Inc.(c)                      3,800          153,938
Nomura Securities Co., Ltd.                      30,600          583,943
ORIX Corp.                                        2,520          663,442
The Goldman Sachs Group, Inc.                     9,800        1,384,642
Waddell & Reed Financial, Inc. Cl.A               4,700          109,463
                                                             ------------
                                                               8,278,315
                                                             ------------
Insurance-3.6%
ACE, Ltd.                                         5,800          323,234
American International Group, Inc.               34,050        2,259,558
Assurances Generales de France                    5,000          519,394
Aviva PLC                                        29,229          404,414
Friends Provident PLC                            52,810          191,470
Genworth Financial, Inc. Cl.A                     9,500          302,290
ING Groep NV                                     35,412        1,330,993
MetLife, Inc.                                     8,300          415,996
Muenchener Rueckversicherungs-Gesellschaft
  AG                                              3,500          474,391
QBE Insurance Group, Ltd.                        15,868          242,728
The Allstate Corp.                                2,600          142,428
The Chubb Corp.                                   3,600          344,700
The Hartford Financial Services Group, Inc.       5,600          461,328
The Progressive Corp.                             2,250          241,762
The St. Paul Travelers Cos., Inc.                11,033          474,198
Torchmark Corp.                                   3,000          164,010
UnitedHealth Group, Inc.                         21,800        1,269,414
WellPoint, Inc.(c)                               18,400        1,412,936
                                                             ------------
                                                              10,975,244
                                                             ------------
Wholesale & International Trade-0.4%
Mitsubishi Corp.                                 33,200          770,278
Mitsui & Co., Ltd.                               24,000          328,355
                                                             ------------
                                                               1,098,633
                                                             ------------
                                                              42,132,329
                                                             ------------
Technology-7.4%
Data Processing-3.9%
Agere Systems, Inc.(c)                           10,000          134,300
Apple Computer, Inc.(c)                          24,200        1,658,668
Arrow Electronics, Inc.(c)                        6,500          226,135
Avnet, Inc.(c)                                    9,200          231,196
Business Objects, SA(c)                           7,737          287,159


38 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Canon, Inc.                                       9,000      $   561,925
CapGemini                                         8,663          427,114
Electronic Arts, Inc.(c)                          9,500          493,715
Electronic Data Systems Corp.                    12,200          325,740
Google, Inc. Cl.A(c)                              6,290        2,280,880
Hewlett-Packard Co.                              31,500        1,033,515
Infosys Technologies, Ltd.                        4,157          263,924
International Business Machines Corp.             2,300          184,552
Marvell Technology Group, Ltd.(c)                20,700        1,267,254
Microsoft Corp.                                  35,800          963,020
Network Appliance, Inc.(c)                       17,900          593,564
Sanmina-SCI Corp.(c)                             47,600          183,736
SAP AG                                            1,624          331,317
Solectron Corp.(c)                               65,400          236,094
Tech Data Corp.(c)                                5,900          245,027
                                                             ------------
                                                              11,928,835
                                                             ------------
Electrical & Electronics-2.8%
ADC Telecommunications, Inc.(c)                   4,628          117,181
Broadcom Corp. Cl.A(c)                           43,650        1,968,179
Corning, Inc.(c)                                 63,700        1,554,917
Hon Hai Precision Industry Co., Ltd. (GDR)(a)     4,513           56,638
Hoya Corp.                                       16,700          662,558
Juniper Networks, Inc.(c)                        57,700        1,061,103
QUALCOMM, Inc.                                   41,900        1,978,099
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                          44,555          433,520
Telefonaktiebolaget LM Ericsson Cl.B(d)          79,930          272,360
Tellabs, Inc.(c)                                 24,400          358,436
                                                             ------------
                                                               8,462,991
                                                             ------------
Electronic Components & Instruments-0.7%
Advanced Micro Devices, Inc.(c)                  21,600          835,272
Compal Electronics, Inc. (GDR)(a)                64,925          312,289
Flextronics International, Ltd.(c)               27,300          294,567
Intel Corp.                                       9,000          185,400
KLA-Tencor Corp.                                  7,700          402,171
Samsung Electronics Co., Ltd.                       360          252,387
                                                             ------------
                                                               2,282,086
                                                             ------------
                                                              22,673,912
                                                             ------------
Energy-4.6%
Energy Equipment & Services-1.5%
Baker Hughes, Inc.                                6,600          448,602
ENSCO International, Inc.                         5,500          245,795
GlobalSantaFe Corp.                               7,800          431,652
Halliburton Co.                                  29,900        2,033,200
Nabors Industries, Ltd.(c)                       12,200          804,590
Schlumberger, Ltd.                                5,200          598,000
                                                             ------------
                                                               4,561,839
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 39


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy Sources-3.1%
BP PLC                                           27,800      $   307,525
Canadian Natural Resources, Ltd.                  9,200          502,642
ChevronTexaco Corp.                              17,000          960,160
China Petroleum & Chemical Corp. Cl.H           368,000          218,939
China Shenhua Energy Co., Ltd. Cl.H(c)          161,500          242,715
ConocoPhillips                                   10,300          627,888
Eni SpA                                          29,208          835,000
Exxon Mobil Corp.                                50,300        2,986,311
MOL Magyar Olaj-es Gazipari Rt.                   1,700          175,572
Norsk Hydro ASA                                   1,847          216,345
Occidental Petroleum Corp.                        5,100          466,854
PetroChina Co., Ltd.                            130,000          126,425
Petroleo Brasileiro, SA (ADR)                     8,400          694,458
Repsol YPF, SA                                   12,900          360,574
Total, SA                                         2,671          671,753
                                                             ------------
                                                               9,393,161
                                                             ------------
                                                              13,955,000
                                                             ------------
Medical-4.4%
Health & Personal Care-4.4%
Alcon, Inc.                                      12,600        1,451,016
Amgen, Inc.(c)                                    7,500          566,175
AstraZeneca PLC                                   1,600           73,893
Caremark Rx, Inc.(c)                             15,500          771,125
Eli Lilly & Co.                                   5,000          278,100
Genentech, Inc.(c)                               21,600        1,850,904
Gilead Sciences, Inc.(c)                         16,100        1,002,547
GlaxoSmithKline PLC                               6,300          160,014
Luxottica Group SpA                              12,146          341,505
Medco Health Solutions, Inc.(c)                   3,500          195,020
Merck & Co., Inc.                                19,700          686,742
Nobel Biocare Holding AG                          1,132          252,749
Novartis AG                                      12,303          662,062
Pfizer, Inc.                                     58,200        1,524,258
Roche Holdings AG                                 4,371          645,801
Sanofi-Synthelabo, SA                             5,834          496,620
St. Jude Medical, Inc.(c)                        20,000          912,000
Tenet Healthcare Corp.(c)                        11,000           86,790
Teva Pharmaceutical Industries, Ltd. (ADR)       39,500        1,658,605
                                                             ------------
                                                              13,615,926
                                                             ------------
Consumer Cyclical-4.2%
Appliances & Household Durables-0.1%
Newell Rubbermaid, Inc.                           6,600          164,142
                                                             ------------
Broadcasting & Publishing-1.2%
CBS Corp. Cl.B                                    7,250          177,335
Comcast Corp. Cl.A Special(c)                    13,400          358,450
Grupo Televisa, SA (ADR)                          2,700          211,842
Naspers, Ltd.                                     8,949          177,011
Societe Television Francaise 1                    3,495          105,265


40 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
The E.W. Scripps Co. Cl.A                        10,000      $   480,800
The Walt Disney Co.                               6,600          184,734
Time Warner, Inc.                                32,800          567,768
Viacom, Inc. Cl.B(c)                              7,250          289,710
Yahoo!, Inc.(c)                                  36,400        1,166,984
                                                             ------------
                                                               3,719,899
                                                             ------------
Business & Public Services-0.1%
The Interpublic Group of Cos., Inc.(c)           15,900          164,724
                                                             ------------
Leisure & Tourism-0.5%
Aristocrat Leisure, Ltd.                            679            6,039
Enterprise Inns PLC                              14,952          234,935
McDonald's Corp.                                 25,700          897,187
Starbucks Corp.(c)                                9,800          355,936
Whitbread PLC                                    10,628          197,332
                                                             ------------
                                                               1,691,429
                                                             ------------
Merchandising-2.1%
eBay, Inc.(c)                                    34,600        1,386,076
Esprit Holdings, Ltd.                            33,500          256,205
Limited Brands, Inc.                              9,200          217,764
Lowe's Cos., Inc.                                17,300        1,179,514
Marks & Spencer Group PLC                        38,833          352,907
Office Depot, Inc.(c)                            11,700          417,456
Shimamura Co., Ltd.                               1,200          135,773
Takashimaya Co., Ltd.                            15,000          217,296
Target Corp.                                     26,600        1,447,040
Wal Mart de Mexico SA de CV Series V             44,800          127,963
Whole Foods Market, Inc.                          7,200          459,936
Yamada Denki Co., Ltd.                            3,100          332,118
                                                             ------------
                                                               6,530,048
                                                             ------------
Recreation & Other Consumer-0.0%
Mattel, Inc.                                      9,600          161,760
                                                             ------------
Textiles & Apparel-0.2%
Compagnie Financiere Richemont AG Cl.A            3,713          161,687
Jones Apparel Group, Inc.                         7,500          216,900
V. F. Corp.                                       3,300          180,840
                                                             ------------
                                                                 559,427
                                                             ------------
                                                              12,991,429
                                                             ------------
Capital Equipment-3.2%
Aerospace & Defense-1.0%
BAE Systems PLC                                  76,951          566,437
European Aeronautic Defence & Space Co.           8,520          312,341
Goodrich Corp.                                    5,700          238,488
Lockheed Martin Corp.                             3,200          233,184
Northrop Grumman Corp.                            6,400          410,240
The Boeing Co.                                   19,400        1,410,186
                                                             ------------
                                                               3,170,876
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 41


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-1.1%
Autoliv, Inc.                                     4,900      $   262,395
BorgWarner, Inc.                                  2,300          128,271
Continental AG                                    6,200          634,503
Cooper Tire & Rubber Co.                          4,400           65,560
Denso Corp.                                      11,800          430,468
Hyundai Motor Co., Ltd.                           3,080          261,768
Johnson Controls, Inc.                              800           57,016
Lear Corp.                                        5,200          108,472
Renault, SA                                       6,400          614,995
Toyota Motor Corp.                               12,900          687,666
                                                             ------------
                                                               3,251,114
                                                             ------------
Industrial Components-0.1%
Eaton Corp.                                       4,000          278,680
Sumitomo Electric Industries, Ltd.               12,300          184,832
                                                             ------------
                                                                 463,512
                                                             ------------
Machinery & Engineering-0.2%
Atlas Copco AB Cl.A(d)                           10,224          251,807
MAN AG                                            4,500          283,575
                                                             ------------
                                                                 535,382
                                                             ------------
Multi-Industry-0.8%
Crane Co.                                         3,400          130,866
General Electric Co.                             51,300        1,686,231
Hubbell, Inc. Cl.B                                1,600           74,352
SPX Corp.                                         4,200          206,850
Textron, Inc.                                     3,200          281,952
                                                             ------------
                                                               2,380,251
                                                             ------------
                                                               9,801,135
                                                             ------------
Consumer Staples-3.0%
Beverages & Tobacco-0.9%
Altria Group, Inc.                               12,800          920,320
British American Tobacco PLC                     13,300          316,873
Japan Tobacco, Inc.                                  29          498,228
PepsiCo, Inc.                                     3,600          212,796
SABMiller PLC                                    20,466          406,788
The Coca-Cola Co.                                11,700          491,049
                                                             ------------
                                                               2,846,054
                                                             ------------
Food & Household Products-2.1%
Colgate-Palmolive Co.                             4,500          245,160
ConAgra Foods, Inc.                              13,300          279,699
Del Monte Foods Co.                               7,000           76,160
Delhaize Group                                    4,700          313,543
General Mills, Inc.                               5,800          285,650
J Sainsbury PLC                                  57,100          320,610
Nestle, SA                                        2,096          616,231
Safeway, Inc.                                    13,000          316,030
SUPERVALU, Inc.                                   8,200          259,120
Tate & Lyle PLC                                  15,500          162,531


42 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
The Clorox Co.                                    4,500      $   274,275
The Kroger Co.(c)                                14,500          290,580
The Procter & Gamble Co.                         40,800        2,445,144
Walgreen Co.                                     11,200          502,432
                                                             ------------
                                                               6,387,165
                                                             ------------
                                                               9,233,219
                                                             ------------
Telecommunications-1.7%
America Movil SA de CV (ADR)                     22,400          777,952
American Tower Corp. Cl.A(c)                      3,000           95,490
AT&T, Inc.                                       28,700          791,833
BellSouth Corp.                                  23,700          748,446
Crown Castle International Corp.(c)               9,700          304,095
Orascom Telecom Holding SAE (GDR)(a)              1,552           91,568
Singapore Telecommunications, Ltd.              270,580          433,763
Sprint Corp.                                     25,300          607,959
Verizon Communications, Inc.                     29,800        1,004,260
Vodafone Group PLC                              156,400          299,662
                                                             ------------
                                                               5,155,028
                                                             ------------
Industrial Commodities-1.6%
Chemical-0.3%
E.I. du Pont de Nemours & Co.                     3,400          136,816
Mitsui Chemicals, Inc.                           33,000          264,310
PPG Industries, Inc.                              5,700          345,591
The Lubrizol Corp.                                4,000          173,040
                                                             ------------
                                                                 919,757
                                                             ------------
Forest & Paper-0.2%
Kimberly-Clark Corp.                              5,700          337,326
Votorantim Celulose e Papel, SA (ADR)             7,000          103,320
                                                             ------------
                                                                 440,646
                                                             ------------
Metal - Nonferrous-0.3%
BHP Billiton PLC                                 19,840          333,425
Rio Tinto PLC                                     4,550          214,132
Xstrata PLC                                      13,480          393,538
                                                             ------------
                                                                 941,095
                                                             ------------
Metal - Steel-0.6%
Arcelor                                          18,040          659,204
JFE Holdings, Inc.                               14,000          516,025
POSCO                                             1,900          447,783
United States Steel Corp.                         6,300          343,350
                                                             ------------
                                                               1,966,362
                                                             ------------
Miscellaneous Materials-0.2%
Nitto Denko Corp.                                 6,400          549,219
Owens-Illinois, Inc.(c)                           8,400          157,416
                                                             ------------
                                                                 706,635
                                                             ------------
                                                               4,974,495
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 43


                                              Shares or
                                              Principal
Company                                          Amount     U.S. $ Value
-------------------------------------------------------------------------------
Utilities-0.9%
Electric & Gas-0.9%
American Electric Power Co., Inc.                 4,900      $   178,850
Constellation Energy Group, Inc.                  4,600          270,204
E.ON AG                                           4,000          443,108
Endesa, SA                                       15,000          502,278
Entergy Corp.                                     4,900          355,299
Northeast Utilities                               7,600          149,112
Pinnacle West Capital Corp.                       6,000          246,300
RWE AG                                            2,820          241,849
Wisconsin Energy Corp.                            6,000          245,220
                                                             ------------
                                                               2,632,220
                                                             ------------
Construction & Housing-0.7%
Building Materials-0.5%
Buzzi Unicem SpA                                  9,300          192,420
CRH PLC                                          13,949          455,806
Martin Marietta Materials, Inc.                   3,100          302,250
Rinker Group, Ltd.                               17,386          228,409
Wolseley PLC                                      6,223          154,377
                                                             ------------
                                                               1,333,262
                                                             ------------
Construction & Housing-0.2%
George Wimpey PLC                                16,200          157,064
Persimmon PLC                                     6,000          146,883
Taylor Woodrow PLC                               21,700          158,157
Vinci, SA                                         2,756          254,393
                                                             ------------
                                                                 716,497
                                                             ------------
Real Estate-0.0%
Sino Land Co., Ltd.                               7,400           11,082
                                                             ------------
                                                               2,060,841
                                                             ------------
Transportation-0.5%
Transportation - Road & Rail-0.4%
Burlington Northern Santa Fe Corp.                3,500          275,240
CSX Corp.                                         6,000          332,280
Norfolk Southern Corp.                            8,700          445,266
Union Pacific Corp.                               2,500          221,375
                                                             ------------
                                                               1,274,161
                                                             ------------
Transportation - Shipping-0.1%
Mitsui O.S.K. Lines, Ltd.                        24,000          174,995
                                                             ------------
                                                               1,449,156
                                                             ------------
Total Common Stocks
  (cost $113,442,850)                                        140,674,690
                                                             ------------
SHORT-TERM INVESTMENTS-2.0%
Time Deposit-2.0%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $6,287,000)                             $ 6,287        6,287,000
                                                             ------------


44 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                                     U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-100.0%
  (cost $279,316,207)                                       $306,119,413
Other assets less liabilities-0.0%                               (62,398)
                                                             ------------
Net Assets-100%                                             $306,057,015
                                                             ------------


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                                                 Value at
                  Number of     Expiration       Original       February 28,    Unrealized
    Type          Contracts       Month            Value           2006        Depreciation
-------------------------------------------------------------------------------------------
EURO STOXX 50        8          March 2006       $362,756        $360,205       $(2,551)


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                     U.S. $
                      Contract     Value on          U.S. $        Unrealized
                       Amount     Origination        Current      Appreciation/
                       (000)          Date            Value      (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
Swedish Krona,
  settling 3/15/06     1,700       $  223,907      $  215,080     $     (8,827)

Sale Contracts:
Swedish Krona,
  settling 3/15/06     1,700          215,791         215,080             711


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                            Rate Type
                                         ----------------------
                   Notional                         Payments        Payments       Unrealized
    Swap            Amount      Termination          made by       received by    Appreciation/
Counterparty        (000)          Date            the Strategy   the Strategy   (Depreciation)
-----------------------------------------------------------------------------------------------
Citigroup           1,200         6/22/07             BMA*           2.962%         $(9,187)
Goldman Sachs         700         7/05/06             BMA*           3.283%              11
Goldman Sachs         700         1/05/07             BMA*           3.405%            (256)
JP Morgan           1,100         4/05/07             BMA*           2.988%          (6,162)
Morgan Stanley        700         4/06/06             BMA*           3.081%              67
Morgan Stanley        700        10/06/06             BMA*           3.217%            (895)


*     BMA (Bond Market Association)

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $1,070,938 or 0.3% of net assets.

(b) Represents entire or partial position as collateral for interest rate swaps.

(c)   Non-income producing security.

(d) Positions, or portion thereof, with an aggregate market value of $524,167 have been segregated to collateralize open forward exchange currency contracts.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 45


Glossary of Terms:
ACA   - American Capital Access Financial Guaranty Corporation
ADR   - American Depositary Receipt
AMBAC - American Municipal Bond Assurance Corporation
AMT   - Alternative Minimum Tax - (subject to)
BANS  - Bond Anticipation Notes
CDD   - Community Development District
COP   - Certificate of Participation
FGIC  - Financial Guaranty Insurance Company
FSA   - Financial Security Assurance Inc.
GDR   - Global Depositary Receipt
GO    - General Obligation
IDA   - Industrial Development Authority
IDR   - Industrial Development Revenue
MBIA  - Municipal Bond Investors Assurance
PCR   - Pollution Control Revenue
SCSDE - The South Carolina State Department of Education
SWDR  - Solid Waste Disposal Revenue
SWFR  - Solid Waste Facility Revenue
TRANS - Tax and Revenue Anticipation Notes
XLCA  - XL Capital Assurance Inc.


See notes to financial statements.


46 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)

Wealth Preservation Strategy--Portfolio of Investments

                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-68.0%
Alabama-2.4%
Alabama Public School &
  College Authority
(Campus Improvement &
  Economic
Development), Series 03 FGIC
  5.00%, 12/01/21                                  $  400       $  423,112
Jefferson County Limited
  Obligation School
Warrant, Series 04A
  5.00%, 1/01/10                                    1,000        1,040,150
Jefferson County Sewer
  Revenue (Capital Improvement
  Warrants), Series 02 FGIC
  5.125%, 2/01/42                                   1,260        1,364,593
  Series 02
Prerefunded 8/01/12 @ 100
  5.00%, 2/01/41(a)                                 1,000        1,070,030
                                                              ------------
                                                                 3,897,885
                                                              ------------

Alaska-0.9%
Alaska Student Loan Corp.
  Capital Project
  Revenue, Series 05A FSA
  5.00%, 7/01/07                                    1,430        1,457,528
                                                              ------------

Arizona-1.8%
Arizona School Facilities
  Board Certificates,
Series 03A MBIA
  5.25%, 9/01/15                                    1,500        1,645,035
Gilbert Water Resource
  Municipal Property Corp.
(Wastewater System & Utility),
  Series 04
  3.00%, 4/01/07                                      170          169,954
Maricopa County Community
  College District,
  Series 98
  5.00%, 7/01/06                                    1,000        1,005,290
                                                              ------------
                                                                 2,820,279
                                                              ------------

Arkansas-0.8%
Arkansas State Development
  Finance Authority, Facs
  Revenue, Series 01
  3.65%, 8/01/21                                      255          254,906
Hot Springs Sales & Use Tax,
  Series 01
  4.125%, 7/01/08                                     965          978,761
                                                              ------------
                                                                 1,233,667
                                                              ------------

California-5.4%
California Department of Water
  Resources Power
Supply Revenue, Series 02A
  MBIA-IBC
  5.50%, 5/01/10                                      325          350,474
California Economic Recovery,
  Series 04A
  5.00%, 7/01/09                                    1,000        1,049,900
  5.25%, 1/01/10                                      900          958,914


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 47


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------

California GO, Series 00
  4.75%, 3/01/06                                   $  500       $  500,000
  Series 03
  4.00%, 2/01/08                                      455          459,914
  Series 04
  5.00%, 3/01/08                                      350          360,643
  Series 05
  5.00%, 3/01/08                                      750          772,808
  Series 05
  5.00%, 6/01/10                                      225          237,647
California Statewide Communities
  Development
Authority Revenue (Kaiser Permanente),
Series 04F
  2.30%, 4/01/33                                      240          236,906
Contra Costa County TRANS, Series 05
  4.50%, 12/07/06                                   1,560        1,573,354
Golden State Tobacco Securization Corp.,
  Series 03B
  5.375%, 6/01/28                                   2,000        2,144,980
                                                              ------------
                                                                 8,645,540
                                                              ------------

Colorado-1.9%
Adonea Metropolitan District No. 2
  Revenue,
  Series 05B
  4.375%, 12/01/15                                    575          572,033
Denver GO (Auditorium Theatre & Zoo),
Series 03A
  5.50%, 8/01/08                                    1,900        1,987,077
Jefferson County School District No.
  R001, Series 04 FSA
  5.00%, 12/15/24                                     440          467,931
                                                              ------------
                                                                 3,027,041
                                                              ------------

Connecticut-1.5%
Connecticut GO, Series 03G MBIA
  5.00%, 3/15/10                                    1,000        1,057,500
Connecticut State Development Authority
  PCR, Series 96 AMBAC AMT
  3.35%, 5/01/31                                    1,300        1,268,202
                                                              ------------
                                                                 2,325,702
                                                              ------------

Delaware-1.0%
Delaware GO, Series 01A
  4.50%, 8/01/06                                    1,565        1,572,152
                                                              ------------

District of Columbia-0.8%
District of Columbia GO, Series 03A MBIA
  5.50%, 6/01/10                                    1,135        1,218,184
                                                              ------------


48 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------

Florida-1.9%
Broward County GO, Series 03
  5.00%, 1/01/09                                  $ 1,200      $ 1,248,996
Dade County School District, Series 94
  MBIA
  5.00%, 8/01/12                                    1,000        1,073,560
JEA, Series 02-3A XLCA-ICR
  5.375%, 10/01/32                                    700          721,371
                                                              ------------
                                                                 3,043,927
                                                              ------------

Georgia-0.8%
Cobb County, Water & Sewer Revenue,
  Series 04
    5.00%, 7/01/06                                  1,270        1,276,972
                                                              ------------

Hawaii-1.2%
Hawaii GO, Series 05DG AMBAC
  5.00%, 7/01/13                                    1,800        1,946,502
                                                              ------------

Illinois-2.8%
Chicago Illinois, Series 93B AMBAC
  5.00%, 1/01/10                                    1,385        1,455,206
East Chicago Industry PCR (Inland Steel
Company Project No. 11), Series 94
  7.125%, 6/01/07                                     235          241,014
Illinois GO, 1st Series 00 MBIA
  5.50%, 12/01/06                                   1,355        1,375,772
Illinois Unemployment Insurance Fund
  Building
Revenue, Series 04A FSA
  5.00%, 12/15/07                                   1,360        1,395,849
                                                              ------------
                                                                 4,467,841
                                                              ------------

Indiana-1.4%
Indiana Health Facility Financing
  Authority
(Ascension Health Subordinated Credit),
Series 05A
  5.00%, 5/01/07                                      900          914,364
Indiana Transportation Finance
  Authority,
  Series 03A FSA
  5.00%, 6/01/09                                       25           26,171
  Unrefunded balance
  5.00%, 6/01/09                                      975        1,019,128
Rockport PCR (Indiana Michigan Power
  Co.
Project), Series 03C
  2.625%, 4/01/25                                     330          326,763
                                                              ------------
                                                                 2,286,426
                                                              ------------

Kansas-1.0%
Burlington PCR (Kansas Gas & Electric
  Co. Project), Series 04B MBIA
  2.65%, 6/01/31                                      765          763,340
Kansas State Department of
  Transportation Highway Revenue,
  Series 02A
  5.00%, 9/01/06                                      800          806,456
                                                              ------------
                                                                 1,569,796
                                                              ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 49


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------

Kentucky-0.6%
Kentucky Property & Buildings Tax Lease
Revenue, Series 02
  5.375%, 2/01/08                                  $  985     $  1,017,712
                                                              ------------

Louisiana-0.4%
New Orleans GO (Certificates
  Indebtedness), Series 00 FSA
  5.50%, 12/01/08                                     110          115,174
  Series 05 MBIA
  5.25%, 12/01/20                                     450          487,436
                                                              ------------
                                                                   602,610
                                                              ------------

Maryland-1.5%
Maryland GO (State & Local Facilities
  Loan), Series 04
  5.00%, 8/01/07                                      470          480,523
  Series 05A
  5.00%, 8/01/08                                    1,500        1,555,065
Tax Exempt Municipal Infrastructure,
  Series 04A
  3.80%, 5/01/08(b)                                   300          297,777
                                                              ------------
                                                                 2,333,365
                                                              ------------

Massachusetts-3.2%
Massachusetts Bay Transportation
  Authority (General Transportation
  Systems), Series 96A
  5.625%, 3/01/26                                   1,090        1,100,900
Massachusetts Development Finance Agency
(Resource Recovery Revenue), Series 01A
  5.50%, 1/01/11                                    1,000        1,078,400
Massachusetts GO, Series 00B Prerefunded
  6/01/10 @ 100
  5.75%, 6/01/12                                    1,100        1,195,865
  Series 02A MBIA
  5.50%, 2/01/10                                      500          535,860
  Series 05B
  5.00%, 8/01/12                                    1,050        1,123,531
                                                              ------------
                                                                 5,034,556
                                                              ------------

Michigan-2.1%
Detroit City School District (School
  Building & Site Improvement),
  Series 02A FGIC
  5.00%, 5/01/32                                    1,500        1,619,655
Detroit Water Supply Systems, Series 99A FGIC
  5.75%, 7/01/26                                    1,520        1,653,046
                                                              ------------
                                                                 3,272,701
                                                              ------------


50 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------

Minnesota-1.1%
Minnesota Public Facilities Authority
  Water PCR, Series 04D
  5.00%, 3/01/11                                   $  400       $  426,896
Southern Minnesota Municipal Power Agency
  Supply System Revenue, Series 02A AMBAC
  5.00%, 1/01/07                                    1,265        1,281,319
                                                              ------------
                                                                 1,708,215
                                                              ------------

Nevada-1.3%
Clark County PCR (Southern California Edison
  Co.), Series 00C AMT
  3.25%, 6/01/31                                      170          165,170
Nevada GO, Series 05A
  5.00%, 2/01/12                                    1,800        1,922,184
                                                              ------------
                                                                 2,087,354
                                                              ------------

New Hampshire-1.0%
New Hampshire Municipal Bond Bank,
  Series 04B FSA
  4.00%, 8/15/06                                    1,580        1,584,645
                                                              ------------

New Jersey-6.1%
New Jersey Economic Development Authority
  (Cigarette Tax), Series 04
  5.00%, 6/15/07                                      315          319,791
  Series 04 FGIC
  5.00%, 6/15/11                                      400          424,724
  Series 04 FSA
  5.00%, 6/15/10                                      400          421,700
New Jersey GO, Series 05M AMBAC
  5.25%, 7/15/11                                    1,000        1,080,840
New Jersey State Transportation Trust Fund
Authority (Transportation Systems), Series 01C
  5.50%, 12/15/11                                   1,000        1,092,890
  Series 01C FSA
  5.50%, 12/15/10                                     400          432,368
  Series 03C
  5.50%, 6/15/21                                      575          640,516
  Series 05A
  5.25%, 12/15/12                                   1,100        1,195,205
  Series 05A MBIA
  5.25%, 12/15/08                                     625          653,900
New Jersey TRANS, Series 05A
  4.00%, 6/23/06                                    1,470        1,472,631
New Jersey Turnpike Authority, Series 00A
  5.50%, 1/01/30                                    1,850        1,982,756
                                                              ------------
                                                                 9,717,321
                                                              ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 51


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------

New Mexico-0.1%
Farmington PCR (San Juan Project),
  Series 03B
  2.10%, 4/01/33                                   $  170     $    169,669
                                                              ------------

New York-4.0%
New York City GO, Series 04B
  5.00%, 8/01/10                                      175          184,394
  Series 04G
  5.00%, 8/01/12                                      685          730,155
New York City Transitional Finance
  Authority, Series 04 Subseries D-1
  4.00%, 11/01/06                                   1,175        1,180,135
New York State Thruway Authority, Highway &
Bridge Trust Fund, Series 05B FSA
  5.00%, 4/01/14                                    1,900        2,066,896
New York Thruway Authority, Service
  Contract Revenue (Local Highway &
  Bridge), Series 63A
  5.00%, 3/15/09                                      585          609,353
New York Tobacco Settlement Financing Corp.,
Series 03A-1
  4.00%, 6/01/06                                      860          861,075
  Series 03C-1
  5.25%, 6/01/13                                      650          675,168
                                                              ------------
                                                                 6,307,176
                                                              ------------

North Carolina-0.2%
North Carolina Municipal Power
  Agency No. 1,
Catawba Electric Revenue, Series 93 ACA
  5.50%, 1/01/10                                      300          317,883
                                                              ------------

Ohio-0.9%
Cincinnati City School District, TANS
  FSA
  5.00%, 9/01/06                                      750          755,760
Cleveland Municipal School District,
Series 04 FSA
  5.25%, 12/01/19                                     585          641,482
                                                              ------------
                                                                 1,397,242
                                                              ------------

Oklahoma-0.4%
Sapulka Municipal Authority Utility
  Revenue,
Series 96 FGIC
  5.75%, 4/01/23                                      650          664,216
                                                              ------------

Pennsylvania-4.8%
Beaver County IDA PCR (Cleveland Electric
Project), Series 98
  3.75%, 10/01/08                                     160          159,763
Chester Upland School District
  4.00%, 5/15/06                                      240          240,175
Delaware Valley Regional Finance
  Authority, Series 97A AMBAC
  5.257%, 7/01/06                                   1,225        1,240,803


52 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                Principal
                                                   Amount
                                                     (000)    U.S. $ Value
-------------------------------------------------------------------------------

Pennsylvania Economic Development
  Financing Authority,
  (Amtrak Project), Series 01A
  6.00%, 11/01/07                                  $  315      $   322,358
Pennsylvania GO (Refunding Projects),
  Series 03 MBIA 5.00%, 7/01/11                       450          481,626
  Series 04 MBIA 5.25%, 2/01/10                     1,350        1,438,155
  Series 05 5.00%, 7/01/06                          1,660        1,668,665
Philadelphia TRANS, Series 05A
  4.00%, 6/30/06                                    2,070        2,073,830
                                                              ------------
                                                                 7,625,375
                                                              ------------

Puerto Rico-1.3%
Puerto Rico GO, Series 03C
  5.00%, 7/01/18                                      725          742,545
Puerto Rico TRANS, Series 05
  4.50%, 7/28/06                                    1,385        1,391,606
                                                              ------------
                                                                 2,134,151
                                                              ------------

South Carolina-4.1%
Richland County School District No. 001,
  Series 03 FSA SCSDE
  4.75%, 3/01/09                                      855          888,089
South Carolina Public Service Authority
  Revenue, Series 05B, MBIA
  5.00%, 1/01/11                                    1,740        1,849,359
South Carolina School Facilities,
  Series 02A
  4.00%, 1/01/07                                      750          753,735
South Carolina Transportation
  Infrastructure Bank Revenue,
  Series 99A AMBAC
  5.50%, 10/01/11                                   1,865        2,005,173
York County School District No. 003 (Rock Hill
  School District), Series 03 SCSDE
  5.00%, 3/01/10                                    1,050        1,108,642
                                                              ------------
                                                                 6,604,998
                                                              ------------

Tennessee-0.9%
Nashville & Davidson County GO,
  Series 05C
  5.00%, 2/01/08                                    1,400        1,438,976
                                                              ------------

Texas-4.4%
Brazos River Authority PCR (Texas
  Utilities Electric Co.),
  Series 95B AMT
  5.05%, 6/19/06                                      300          301,101
Carrollton Farmers Branch Independent
  School District
  5.00%, 2/15/09                                    1,325        1,382,108
Gulf Coast Waste Disposal Authority,
  Series 03D
  3.20%, 4/01/12                                      290          289,707


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 53


                                                Shares or
                                                Principal
                                                   Amount
Company                                              (000)    U.S. $ Value
-------------------------------------------------------------------------------

Houston Independent School District,
  Series 03
  PSF-GTD
  5.00%, 2/15/11                                  $ 1,200      $ 1,276,644
Houston Water Conveyance Systems
  Certificates, Series 93E AMBAC
  5.00%, 12/15/08                                   2,000        2,079,880
Spring Branch Independent School
  District, Series 01A PSF-GTD
  5.00%, 2/01/07                                    1,655        1,677,607
                                                              ------------
                                                                 7,007,047
                                                              ------------

Virginia-1.6%
Prince William County GO (Refunding &
  Public Improvement), Series 03A
  5.00%, 8/01/07                                    1,430        1,461,617
Virginia Public School Authority (School
  Educational Tech Notes), Series 05V
  5.00%, 4/15/07                                    1,000        1,017,130
                                                              ------------
                                                                 2,478,747
                                                              ------------

Washington-1.4%
Central Puget Sound Regional
  Transportation Authority Sales & Use
  Tax Revenue, Series 05A AMBAC
  5.00%, 11/01/25                                     825          875,358
Washington GO (Motor Vehicle Fuel Tax),
  Series 06E AMBAC
  5.00%, 1/01/07                                      510          516,457
Washington Public Power Supply System
  (Nuclear Project No. 2), Series 98A
  5.75%, 7/01/09                                      860          918,007
                                                              ------------
                                                                 2,309,822
                                                              ------------

Wisconsin-1.0%
Menomonee Falls Water Systems Mortgage
  Revenue, Series 96 FSA
  5.875%, 12/01/16                                  1,635        1,665,607
                                                              ------------

Total Municipal Bonds
  (cost $108,932,798)                                          108,268,830
                                                              ------------

COMMON STOCKS-29.6%
Finance-8.8%
Banking-4.5%
Allied Irish Banks PLC                              2,356           56,298
Anglo Irish Bank Corp. PLC                          6,692          109,771
Banco Bilbao Vizcaya Argentaria, SA                 8,161          165,967
Bank Hapoalim, Ltd.                                22,100          101,142
Bank of America Corp.                              14,002          641,992
Barclays PLC                                       13,500          158,126
BNP Paribas, SA                                     2,787          257,928


54 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Citigroup, Inc.                                  15,600       $  723,372
Comerica, Inc.                                    1,850          106,042
Credit Agricole, SA                               1,800           65,746
Credit Suisse Group                               7,158          396,447
EFG Eurobank Ergasias                             1,829           72,622
Fannie Mae                                        3,600          196,848
Freddie Mac                                       3,075          207,224
HBOS PLC                                          7,600          141,535
Huntington Bancshares, Inc.                       3,600           86,580
J.P. Morgan Chase & Co.                          16,800          691,152
KeyCorp                                           1,000           37,270
Kookmin Bank                                      1,400          106,116
Kookmin Bank (ADR)                                  500           37,875
Mellon Financial Corp.                            3,500          126,315
Mitsubishi UFJ Financial Group, Inc.                 11          163,321
National Bank of Greece, SA                       1,269           65,371
National City Corp.                               3,500          121,800
Northern Trust Corp.                              3,500          184,520
PNC Financial Services Group, Inc.                  700           49,245
Regions Financial Corp.                           3,600          125,208
Royal Bank of Scotland Group PLC                  4,100          137,140
Shinhan Financial Group Co., Ltd.                 2,060           80,481
Societe Generale                                  1,100          155,775
Standard Chartered PLC                            1,567           40,922
Sumitomo Mitsui Financial Group, Inc.                36          393,170
SunTrust Banks, Inc.                              1,600          115,792
U.S. Bancorp                                      3,200           98,912
UBS AG                                            4,450          472,758
Wachovia Corp.                                    5,300          297,171
Wells Fargo & Co.                                 2,500          160,500
                                                             ------------
                                                               7,148,454
                                                             ------------

Financial Services-1.7%
Aeon Credit Service Co., Ltd.                     2,700           76,725
Federated Investors, Inc. Cl.B                    2,200           85,558
Franklin Resources, Inc.                          3,700          379,916
Legg Mason, Inc.                                  2,600          339,534
Lehman Brothers Holdings, Inc.                    1,000          145,950
MBIA, Inc.                                          900           52,866
Merrill Lynch & Co., Inc.                         5,900          455,539
Morgan Stanley                                    3,875          231,183
Nasdaq Stock Market, Inc.(c)                      1,300           52,663
Nomura Holdings, Inc.                            10,700          204,189
ORIX Corp.                                          700          184,289
The Goldman Sachs Group, Inc.                     2,950          416,805
Waddell & Reed Financial, Inc. Cl.A               1,700           39,593
                                                             ------------
                                                               2,664,810
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 55


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Insurance-2.4%
ACE, Ltd.                                         2,200       $  122,606
American International Group, Inc.               11,200          743,232
Assurances Generales de France                    1,500          155,818
Aviva PLC                                        12,628          174,722
Friends Provident PLC                            19,948           72,324
Genworth Financial, Inc. Cl.A                     3,000           95,460
ING Groep NV                                     12,339          463,773
MetLife, Inc.                                     2,600          130,312
Muenchener Rueckversicherungs-Gesellschaft
  AG                                              1,100          149,094
Old Republic International Corp.                  2,500           53,225
QBE Insurance Group, Ltd.                         5,449           83,352
The Allstate Corp.                                1,100           60,258
The Chubb Corp.                                   1,300          124,475
The Hartford Financial Services Group, Inc.       1,700          140,046
The Progressive Corp.                               700           75,215
The St. Paul Travelers Cos., Inc.                 3,536          151,977
Torchmark Corp.                                   1,700           92,939
UnitedHealth Group, Inc.                          7,600          442,548
UnumProvident Corp.                               4,500           93,105
WellPoint, Inc.(c)                                6,100          468,419
                                                             ------------
                                                               3,892,900
                                                             ------------

Wholesale & International Trade-0.2%
Mitsubishi Corp.                                 11,600          269,133
Mitsui & Co., Ltd.                               10,000          136,815
                                                             ------------
                                                                 405,948
                                                             ------------
                                                              14,112,112
                                                             ------------

Technology-4.7%
Data Processing-2.4%
Agere Systems, Inc.(c)                            3,700           49,691
Apple Computer, Inc.(c)                           8,150          558,601
Arrow Electronics, Inc.(c)                        1,400           48,706
Avnet, Inc.(c)                                    2,500           62,825
Business Objects, SA(c)                           2,604           96,648
Canon, Inc.                                       3,300          206,039
CapGemini                                         3,517          173,400
Electronic Arts, Inc.(c)                          3,250          168,903
Electronic Data Systems Corp.                     4,800          128,160
EMC Corp.(c)                                      1,100           15,422
Google, Inc. Cl.A(c)                              2,120          768,754
Hewlett-Packard Co.                              10,100          331,381
Infosys Technologies, Ltd.                        1,418           90,027
Marvell Technology Group, Ltd.(c)                 7,000          428,540
Microsoft Corp.                                   9,500          255,550
Network Appliance, Inc.(c)                        6,000          198,960
Sanmina-SCI Corp.(c)                             13,900           53,654
SAP AG                                              631          128,732


56 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Solectron Corp.(c)                               21,725       $   78,427
Tech Data Corp.(c)                                1,400           58,142
                                                             ------------
                                                               3,900,562
                                                             ------------

Electrical & Electronics-1.8%
ADC Telecommunications, Inc.(c)                   2,985           75,580
Broadcom Corp. Cl.A(c)                           14,550          656,059
Corning, Inc.(c)                                 21,300          519,933
Hon Hai Precision Industry Co., Ltd. (GDR)(b)     1,805           22,653
Hoya Corp.                                        6,400          253,914
Juniper Networks, Inc.(c)                        20,600          378,834
QUALCOMM, Inc.                                   14,100          665,661
Taiwan Semiconductor Manufacturing Co., Ltd.
(ADR)                                            18,005          175,189
Tellabs, Inc.(c)                                  4,000           58,760
                                                             ------------
                                                               2,806,583
                                                             ------------

Electronic Components & Instruments-0.5%
Advanced Micro Devices, Inc.(c)                   7,300          282,291
Compal Electronics, Inc. (GDR)(b)                17,299           83,208
Flextronics International, Ltd.(c)                8,600           92,794
Intel Corp.                                       2,800           57,680
KLA-Tencor Corp.                                  2,600          135,798
Samsung Electronics Co., Ltd.                       130           91,140
                                                             ------------
                                                                 742,911
                                                             ------------
                                                               7,450,056
                                                             ------------

Energy-3.0%
Energy Equipment & Services-1.0%
Baker Hughes, Inc.                                2,200          149,534
ENSCO International, Inc.                         2,200           98,318
GlobalSantaFe Corp.                               2,600          143,884
Halliburton Co.                                   9,800          666,400
Nabors Industries, Ltd.(c)                        4,450          293,477
Rowan Cos., Inc.                                  2,300           92,575
Schlumberger, Ltd.                                1,700          195,500
                                                             ------------
                                                               1,639,688
                                                             ------------

Energy Sources-2.0%
BP PLC                                            8,400           92,921
Canadian Natural Resources, Ltd.                  2,600          142,051
ChevronTexaco Corp.                               5,300          299,344
China Petroleum & Chemical Corp. Cl.H           146,000           86,862
China Shenhua Energy Co., Ltd. Cl.H(c)           40,500           60,867
ConocoPhillips                                    3,500          213,360
Eni SpA                                          11,812          337,682
Exxon Mobil Corp.                                16,925        1,004,837
MOL Magyar Olaj-es Gazipari Rt.(b)                  540           55,620
Norsk Hydro ASA                                     638           74,731
Occidental Petroleum Corp.                        1,900          173,926
Petroleo Brasileiro, SA (ADR)                     2,950          243,482


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 57


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Repsol YPF, SA                                    5,600      $   156,528
Total, SA                                           869          218,552
                                                             ------------
                                                               3,160,763
                                                             ------------
                                                               4,800,451
                                                             ------------

Medical-2.9%
Health & Personal Care-2.9%
Alcon, Inc.                                       4,450          512,462
Amgen, Inc.(c)                                    2,800          211,372
AstraZeneca PLC                                     800           36,946
Caremark Rx, Inc.(c)                              5,100          253,725
Eli Lilly & Co.                                   1,500           83,430
Genentech, Inc.(c)                                7,500          642,675
Gilead Sciences, Inc.(c)                          5,500          342,485
GlaxoSmithKline PLC                               2,100           53,338
Luxottica Group SpA                               4,331          121,773
Medco Health Solutions, Inc.(c)                   1,200           66,864
Merck & Co., Inc.                                 7,100          247,506
Novartis AG                                       4,153          223,486
Pfizer, Inc.                                     19,900          521,181
Roche Holdings AG                                 1,517          224,132
Sanofi-Synthelabo, SA                             2,375          202,172
St. Jude Medical, Inc.(c)                         6,950          316,920
Tenet Healthcare Corp.(c)                         4,100           32,349
Teva Pharmaceutical Industries, Ltd. (ADR)       12,900          541,671
                                                             ------------
                                                               4,634,487
                                                             ------------

Consumer Cyclical-2.8%
Appliances & Household Durables-0.0%
Newell Rubbermaid, Inc.                           2,300           57,201
                                                             ------------
Broadcasting & Publishing-0.9%
CBS Corp. Cl.B                                    2,000           48,920
Comcast Corp. Cl.A Special(c)                     5,100          136,425
Grupo Televisa, SA (ADR)                            900           70,614
Naspers, Ltd.                                     3,040           60,131
Societe Television Francaise 1                    1,161           34,968
The E.W. Scripps Co. Cl.A                         3,700          177,896
The Walt Disney Co.                               2,400           67,176
Time Warner, Inc.                                14,200          245,802
Viacom, Inc. Cl.B(c)                              2,500           99,900
Yahoo!, Inc.(c)                                  12,600          403,956
                                                             ------------
                                                               1,345,788
                                                             ------------

Business & Public Services-0.0%
The Interpublic Group of Cos., Inc.(c)            5,900           61,124
                                                             ------------

Leisure & Tourism-0.4%
Aristocrat Leisure, Ltd.                            179            1,592
Enterprise Inns PLC                               4,868           76,489
McDonald's Corp.                                  8,600          300,226


58 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Starbucks Corp.(c)                                3,200      $   116,224
Whitbread PLC                                     5,314           98,666
                                                             ------------
                                                                 593,197

Merchandising-1.4%
eBay, Inc.(c)                                    11,700          468,702
Esprit Holdings, Ltd.                            12,000           91,775
Limited Brands, Inc.                              3,500           82,845
Lowe's Cos., Inc.                                 5,900          402,262
Marks & Spencer Group PLC                        11,204          101,820
Office Depot, Inc.(c)                             3,900          139,152
Shimamura Co., Ltd.                                 400           45,258
Takashimaya Co., Ltd.                             5,000           72,432
Target Corp.                                      8,800          478,720
The Gap, Inc.                                     1,500           27,810
Wal Mart de Mexico SA de CV Series V             14,000           39,988
Whole Foods Market, Inc.                          2,400          153,312
Yamada Denki Co., Ltd.                            1,100          117,848
                                                             ------------
                                                               2,221,924
                                                             ------------

Recreation & Other Consumer-0.0%
Mattel, Inc.                                      4,100           69,085
Textiles & Apparel-0.1%
Compagnie Financiere Richemont AG Cl.A            1,170           50,949
Jones Apparel Group, Inc.                         2,600           75,192
                                                             ------------
                                                                 126,141
                                                             ------------
                                                               4,474,460
                                                             ------------

Capital Equipment-2.1%
Aerospace & Defense-0.7%
BAE Systems PLC                                  23,090          169,966
European Aeronautic Defence & Space Co.           3,030          111,079
Goodrich Corp.                                    1,800           75,312
Lockheed Martin Corp.                             1,200           87,444
Northrop Grumman Corp.                            2,200          141,020
The Boeing Co.                                    7,000          508,830
                                                             ------------
                                                               1,093,651
                                                             ------------

Automobiles-0.7%
Autoliv, Inc.                                     1,900          101,745
BorgWarner, Inc.                                  1,500           83,655
Continental AG                                    1,900          194,444
Cooper Tire & Rubber Co.                          1,300           19,370
Denso Corp.                                       4,100          149,570
Johnson Controls, Inc.                              500           35,635
Lear Corp.                                        1,200           25,032
Renault, SA                                       2,200          211,404
Toyota Motor Corp.                                4,600          245,214
                                                             ------------
                                                               1,066,069
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 59


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Industrial Components-0.1%
Eaton Corp.                                       1,500      $   104,505
Sumitomo Electric Industries, Ltd.                3,600           54,097
                                                             ------------
                                                                 158,602
                                                             ------------

Machinery & Engineering-0.1%
Atlas Copco AB Cl.A(d)                            2,479           61,055
MAN AG                                            1,700          107,129
                                                             ------------
                                                                 168,184
                                                             ------------

Multi-Industry-0.5%
Crane Co.                                         1,200           46,188
General Electric Co.                             17,100          562,077
Hubbell, Inc. Cl.B                                  500           23,235
SPX Corp.                                         1,600           78,800
Textron, Inc.                                     1,200          105,732
                                                             ------------
                                                                 816,032
                                                             ------------
                                                               3,302,538
                                                             ------------

Consumer Staples-1.9%
Beverages & Tobacco-0.7%
Altria Group, Inc.                                4,450          319,955
British American Tobacco PLC                      3,200           76,240
Japan Tobacco, Inc.                                  11          188,983
Kraft Foods, Inc. Cl.A                              900           27,081
PepsiCo, Inc.                                     1,400           82,754
SABMiller PLC                                     5,394          107,213
The Coca-Cola Co.                                 4,200          176,274
UST, Inc.                                         1,200           46,656
                                                             ------------
                                                               1,025,156
                                                             ------------

Food & Household Products-1.2%
ConAgra Foods, Inc.                               4,400           92,532
Del Monte Foods Co.                               2,300           25,024
Delhaize Group                                    1,400           93,396
General Mills, Inc.                               2,100          103,425
J Sainsbury PLC                                  12,800           71,870
Kellogg Co.                                         700           31,017
Nestle, SA                                          558          164,054
Safeway, Inc.                                     4,900          119,119
SUPERVALU, Inc.                                   2,500           79,000
The Clorox Co.                                    1,700          103,615
The Kroger Co.(c)                                 5,500          110,220
The Procter & Gamble Co.                         13,800          827,034
Walgreen Co.                                      3,500          157,010
                                                             ------------
                                                               1,977,316
                                                             ------------
                                                               3,002,472
                                                             ------------

Industrial Commodities-1.1%
Chemical-0.1%
E.I. du Pont de Nemours & Co.                     1,000           40,240
PPG Industries, Inc.                              1,600           97,008
The Lubrizol Corp.                                1,400           60,564
                                                             ------------
                                                                 197,812
                                                             ------------



60 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES





Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Forest & Paper-0.2%
Kimberly-Clark Corp.                              2,150      $   127,237
Smurfit-Stone Container Corp.(c)                  3,400           44,608
Svenska Cellulosa AB Cl.B(d)                      1,900           79,676
Votorantim Celulose e Papel, SA (ADR)             3,250           47,970
                                                             ------------
                                                                 299,491
                                                             ------------

Metal - Nonferrous-0.2%
BHP Billiton PLC                                  7,240          121,673
Rio Tinto PLC                                     1,522           71,629
Xstrata PLC                                       4,390          128,162
                                                             ------------
                                                                 321,464
                                                             ------------

Metal - Steel-0.4%
Arcelor                                           5,240          191,476
JFE Holdings, Inc.                                5,300          195,353
POSCO                                               600          141,405
United States Steel Corp.                         2,400          130,800
                                                             ------------
                                                                 659,034
                                                             ------------

Miscellaneous Materials-0.2%
Nitto Denko Corp.                                 2,100          180,212
Owens-Illinois, Inc.(c)                           3,100           58,094
                                                             ------------
                                                                 238,306
                                                             ------------
                                                               1,716,107
                                                             ------------

Telecommunications-1.1%
America Movil SA de CV (ADR)                      7,600          263,948
American Tower Corp. Cl. A(c)                     1,100           35,013
AT&T, Inc.                                        9,800          270,382
BellSouth Corp.                                   7,600          240,008
Crown Castle International Corp.(c)               3,300          103,455
Singapore Telecommunications, Ltd.               96,720          155,051
Sprint Corp.                                      9,300          223,479
Verizon Communications, Inc.                      9,800          330,260
Vodafone Group PLC                               48,400           92,734
                                                             ------------
                                                               1,714,330
                                                             ------------

Utilities-0.5%
Electric & Gas-0.5%
American Electric Power Co., Inc.                 3,000          109,500
Dominion Resources, Inc.                          1,400          105,140
E. ON AG                                          1,100          121,855
Endesa, SA                                        5,400          180,820
Entergy Corp.                                     1,800          130,518
Northeast Utilities                               2,600           51,012
Pinnacle West Capital Corp.                       2,000           82,100
RWE AG                                              160           13,722
Wisconsin Energy Corp.                            2,200           89,914
                                                             ------------
                                                                 884,581
                                                             ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 61


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------

Construction & Housing-0.4%
Building Materials-0.3%
Buzzi Unicem SpA                                  3,100      $    64,140
CRH PLC                                           6,053          197,792
Rinker Group, Ltd.                                6,096           80,086
Wolseley PLC                                      1,581           39,221
                                                             ------------
                                                                 381,239
                                                             ------------

Construction & Housing-0.1%
George Wimpey PLC                                 5,800           56,233
Persimmon PLC                                     2,400           58,753
Vinci, SA                                           985           90,920
                                                             ------------
                                                                 205,906
                                                             ------------

Real Estate-0.0%
Sino Land Co., Ltd.                               7,500           11,232
                                                             ------------
                                                                 598,377
                                                             ------------

Transportation-0.3%
Transportation - Road & Rail-0.3%
CSX Corp.                                         2,300          127,374
Norfolk Southern Corp.                            3,300          168,894
Union Pacific Corp.                               1,400          123,970
                                                             ------------
                                                                 420,238
                                                             ------------

Transportation - Shipping-0.0%
Mitsui O.S.K. Lines, Ltd.                         8,000           58,332
                                                             ------------
                                                                 478,570
                                                             ------------

Total Common Stocks
  (cost $37,026,770)                                          47,168,541
                                                             ------------

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  3.85%, 3/01/06
  (cost $2,123,000)                          $    2,123        2,123,000
                                                             ------------
Total Investments-98.9%
  (cost $148,082,568)                                        157,560,371
Other assets less liabilities-1.1%                             1,683,298
                                                             ------------

Net Assets-100%                                             $159,243,669
                                                             ------------

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                                     Value at
                Number of   Expiration    Original     February     Unrealized
Type            Contracts      Month        Value      28, 2006   Appreciation
-------------------------------------------------------------------------------

EURO STOXX 50       1       March 2006     $42,320     $45,026       $2,706


62 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                     U.S. $
                        Contract    Value on         U.S. $         Unrealized
                         Amount    Origination       Current     Appreciation/
                          (000)        Date           Value     (Depreciation)
-------------------------------------------------------------------------------

Buy Contracts:
Swedish Krona,
  settling 3/15/06           100   $    13,010     $    13,261      $      251

Sale Contracts:
Swedish Krona,
  settling 3/15/06           600        76,161          76,520            (359)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                              Rate Type
                                    --------------------------
                          Notional      Payments      Payments    Unrealized
Swap           Amount  Termination       made by   received by   Appreciation/
Counterparty     (000)        Date  the Strategy  the Strategy  (Depreciation)
-----------------------------------------------------------------------------

CitiGroup       1,000      6/22/07          BMA*       2.962%        $(7,655)
Goldman Sachs     500      7/05/06          BMA*       3.283%              8
Goldman Sachs     500      1/05/07          BMA*       3.405%           (183)
JP Morgan       1,000      4/05/07          BMA*       2.988%         (5,602)
Morgan Stanley    500      4/06/06          BMA*       3.081%             48
Morgan Stanley    500     10/06/06          BMA*       3.217%           (639)

*  BMA (Bond Market Association)

(a) Represents entire or partial position as collateral for interest rate swaps.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $459,258 or 0.3% of net assets.

(c)  Non-income producing security.

(d) Positions, or portion thereof, with an aggregate market value of $140,731 have been segregated to collateralize open forward exchange currency contracts.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 63


Glossary of Terms:
ACA     - American Capital Access Financial Guaranty Corporation
ADR     - American Depositary Receipt
AMBAC   - American Municipal Bond Assurance Corporation
AMT     - Alternative Minimum Tax - (subject to)
FGIC    - Financial Guaranty Insurance Company
FSA     - Financial Security Assurance Inc.
GDR     - Global Depositary Receipt
GO      - General Obligation
IBC     - International Bancshares Corporation
ICR     - Insured Credit Rating
IDA     - Industrial Development Authority
MBIA    - Municipal Bond Investors Assurance
PCR     - Pollution Control Revenue
PSF-GTD - (Texas) Permanent Schools Funds
SCSDE   - The South Carolina State Department of Education
TANS    - Tax Anticipation Notes
TRANS   - Tax and Revenue Anticipation Notes
XLCA    - XL Capital Assurance Inc.

See notes to financial statements.


64 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


STATEMENT OF ASSETS & LIABILITIES
February 28, 2006 (unaudited)


                                       Wealth          Balanced          Wealth
                                 Appreciation            Wealth    Preservation
                                     Strategy          Strategy        Strategy
-------------------------------------------------------------------------------
Assets
Investments in securities,
  at value
  (cost $159,195,548,
  $279,316,207 and
  $148,082,568
  respectively)                  $184,257,331      $306,119,413   $157,560,371
Cash                                      208               451            271
Foreign cash, at value
  (cost $293,476,
  $438,511 and $122,735,
  respectively)(a)                    292,879           440,301        122,967
Receivable for shares of
  beneficial interest sold          3,443,672         2,041,114         793,082
Receivable for investments
  sold                                329,300           127,148         79,744
Dividends and interest
  receivable                          227,046         1,813,571      1,269,300
Unrealized appreciation of
  forward exchange currency
  contracts                                -0-              711            251
Unrealized appreciation of
  swap contracts                           -0-               78             56
                                 ----------------------------------------------
Total assets                      188,550,436       310,542,787    159,826,042
                                 ----------------------------------------------

Liabilities
Due to broker for collateral
  of futures contracts                     -0-           12,636             -0-
Payable for investments
  purchased                           627,328         2,824,753            625
Payable for shares of
  beneficial interest redeemed        139,092         1,159,759        308,853
Distribution fee payable               66,649           129,410         72,091
Advisory fee payable                   88,477           140,041         41,632
Payable for variation margin
  on futures contracts                 14,793             6,651            813
Custody fee payable                    14,046            34,136         30,019
Transfer Agent fee payable              3,464            33,499         16,106
Foreign capital gains tax               1,876             1,524            476
Unrealized depreciation of
  forward exchange currency
  contracts                                -0-            8,827            359
Unrealized depreciation of
  swap contracts                           -0-           16,500         14,079
Accrued expenses and other
  liabilities                          76,977           118,036         97,320
                                 ----------------------------------------------
Total liabilities                   1,032,702         4,485,772        582,373
                                 ----------------------------------------------
Net Assets                       $187,517,734      $306,057,015   $159,243,669
                                 ----------------------------------------------

Composition of Net Assets
Shares of beneficial
  interest, at par                       $136              $254           $137
Additional paid-in capital        161,962,584       301,636,162    149,359,724
Undistributed/
  (Distributions in
  excess of) net
  investment income                  (274,335)         447,530         359,355
Accumulated net realized
  gain (loss) on investment
  and foreign currency
transactions                          746,202      (22,799,045)         63,352
Net unrealized appreciation
  of investments and foreign
  currency denominated
  assets and liabilities           25,083,147       26,772,114       9,461,101
                                 ----------------------------------------------
                                 $187,517,734     $306,057,015    $159,243,669
                                 ----------------------------------------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 65


                                       Wealth         Balanced          Wealth
                                 Appreciation           Wealth    Preservation
                                     Strategy         Strategy        Strategy
-------------------------------------------------------------------------------

Calculation of Maximum
Offering Price
Class A Shares
Net asset value and
  redemption price per share
  ($80,387,942 / 5,791,838;
  $182,499,242 / 15,163,727
  and $86,541,319 / 7,537,756
  shares
  of beneficial interest issued
  and outstanding,
  respectively)                        $13.88           $12.04          $11.48
Sales charge--4.25% of public
offering price                            .62              .53             .51
                                 ----------------------------------------------
Maximum offering price                 $14.50           $12.57          $11.99
                                 ----------------------------------------------

Class B Shares
Net asset value and offering
  price per share
  ($26,074,044 / 1,906,780;
  $60,693,472 / 5,038,625 and
  $40,217,611 / 3,430,613
  shares of beneficial
  interest issued and
  outstanding, respectively)           $13.67           $12.05          $11.72
                                 ----------------------------------------------

Class C Shares
Net asset value and offering
  price per share
  ($39,337,099 / 2,875,418;
  $56,236,770 / 4,659,873 and
  $27,698,833 / 2,360,023
  shares of beneficial
  interest issued and
  outstanding, respectively)           $13.68           $12.07          $11.74
                                 ----------------------------------------------

Advisor Class Shares
Net asset value, redemption and
offering price per share
($41,718,649 / 2,991,372;
  $6,627,531 / 550,168 and
  $4,785,906 / 416,079 shares
  of beneficial interest
  issued and outstanding,
  respectively)                        $13.95           $12.05          $11.50
                                 ----------------------------------------------

(a) The amounts of U.S. $56,863, $25,273 and $6,318, respectively, have been segregated as collateral for the financial futures contracts outstanding at February 28, 2006.


66 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (unaudited)


                                       Wealth         Balanced          Wealth
                                 Appreciation           Wealth    Preservation
                                     Strategy         Strategy        Strategy
-------------------------------------------------------------------------------

Investment Income
Dividends (net of foreign
  taxes withheld of $16,172,
  $17,677 and $6,364,
  respectively)                   $   852,494      $   860,693      $  295,989
Interest                              114,745        2,568,082       1,757,353
                                 ----------------------------------------------
Total income                          967,239        3,428,775       2,053,342
                                 ----------------------------------------------

Expenses
Advisory fee                          435,682          751,753         412,328
Distribution fee--Class A             105,797          240,253         115,117
Distribution fee--Class B             116,220          292,106         206,337
Distribution fee--Class C             152,328          245,741         135,487
Custodian                             167,867          195,898         168,785
Transfer agency--Class A               23,187           87,811          37,382
Transfer agency--Class B                9,621           38,472          25,484
Transfer agency--Class C               10,553           27,897          14,240
Transfer agency--Advisor Class          2,037            3,069           2,423
Legal                                  36,926           47,427          37,044
Audit                                  32,774           33,453          32,422
Registration                           30,789           35,159          38,045
Printing                               17,305           60,664          40,259
Trustees' fees                         14,486           16,762          16,371
Miscellaneous                           9,943           12,042           9,380
                                 ----------------------------------------------
Total expenses                      1,165,515        2,088,507       1,291,104
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                             -0-         (76,593)       (157,546)
Less: expense offset
  arrangement (see Note B)             (2,476)          (3,672)         (1,898)
                                 ----------------------------------------------
Net expenses                        1,163,039        2,008,242       1,131,660
                                 ----------------------------------------------
Net investment income (loss)         (195,800)       1,420,533         921,682
                                 ----------------------------------------------

Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions(a)        2,067,176        4,554,672       2,108,036
  Futures contracts                    22,424           83,578          56,664
  Swap contracts                           -0-           1,375             469
  Foreign currency transactions       (27,495)         (15,879)         (4,383)
Net change in unrealized
  appreciation/depreciation of:
  Investments(b)                   11,303,130        8,218,819       1,998,212
  Futures contracts                    18,239          (19,616)         (3,951)
  Swap contracts                           -0-         (24,700)        (22,812)
  Foreign currency denominated
    assets and liabilities             (2,622)          (4,197)          1,149
                                 ----------------------------------------------
Net gain on investment and
  foreign currency transactions    13,380,852       12,794,052       4,133,384
                                 ----------------------------------------------
Net Increase in Net Assets
  from Operations                 $13,185,052      $14,214,585      $5,055,066
                                 ----------------------------------------------

(a) Net of foreign capital gains taxes of $5,040, $12,909 and $4,023, respectively.

(b) Net of change in accrued foreign capital gains taxes of $(5,784), $(15,558) and $(3,781), respectively.

     See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 67


STATEMENT OF CHANGES IN NET ASSETS

                                             Wealth Appreciation Strategy
                                        --------------------------------------
                                          Six Months Ended          Year Ended
                                         February 28, 2006           August 31,
                                               (unaudited)                2005
                                        --------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                  $   (195,800)       $     16,643
Net realized gain on investment and
  foreign currency transactions                  2,062,105             476,190
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            11,318,747          12,077,779
                                        --------------------------------------
Net increase in net assets from
  operations                                    13,185,052          12,570,612

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                          (68,449)            (32,122)
  Advisor Class                                    (12,852)             (4,267)
Net realized gain on investment
  transactions
  Class A                                         (827,126)                 -0-
  Class B                                         (259,937)                 -0-
  Class C                                         (336,345)                 -0-
  Advisor Class                                    (54,820)                 -0-

Transactions in Shares of Beneficial
Interest
Net increase                                    69,443,684          33,673,429
                                        --------------------------------------
Total increase                                  81,069,207          46,207,652

Net Assets
Beginning of period                            106,448,527          60,240,875
                                        --------------------------------------
End of period (including
  undistributed/(distributions in excess
  of) net investment income of ($274,335)
  and $2,766, respectively)                   $187,517,734        $106,448,527
                                        --------------------------------------

See notes to financial statements.


68 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                               Balanced Wealth Strategy
                                        --------------------------------------
                                          Six Months Ended          Year Ended
                                         February 28, 2006           August 31,
                                               (unaudited)                2005
                                        --------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $  1,420,533        $  2,242,204
Net realized gain on investment and
  foreign currency transactions                  4,623,746           3,566,499
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities             8,170,306          12,544,337
                                        --------------------------------------
Net increase in net assets from
  operations                                    14,214,585          18,353,040
Dividends to Shareholders from
Net investment income
  Class A                                       (1,002,312)         (1,458,235)
  Class B                                         (155,277)           (308,612)
  Class C                                         (128,346)           (201,189)
  Advisor Class                                    (42,780)            (36,726)

Transactions in Shares of Beneficial
Interest
Net increase                                    40,224,440          60,157,861
                                        --------------------------------------
Total increase                                  53,110,310          76,506,139

Net Assets
Beginning of period                            252,946,705         176,440,566
                                        --------------------------------------
End of period (including undistributed
  net investment income of $447,530
  and $355,712 respectively)                  $306,057,015        $252,946,705
                                        --------------------------------------

See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 69


                                             Wealth Preservation Strategy
                                        --------------------------------------
                                          Six Months Ended          Year Ended
                                         February 28, 2006           August 31,
                                               (unaudited)                2005
                                        --------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $    921,682        $  1,181,685
Net realized gain on investment and
  foreign currency transactions                  2,160,786           2,294,268
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities             1,972,598           3,743,063
                                        --------------------------------------
Net increase in net assets from
  operations                                     5,055,066           7,219,016
Dividends to Shareholders from
Net investment income
  Class A                                         (515,429)           (707,348)
  Class B                                         (124,268)           (162,357)
  Class C                                          (79,893)            (88,117)
  Advisor Class                                    (39,435)            (22,808)
Transactions in Shares of Beneficial
Interest
Net increase                                    11,403,052          12,007,417
                                        --------------------------------------
Total increase                                  15,699,093          18,245,803
Net Assets
Beginning of period                            143,544,576         125,298,773
                                        --------------------------------------
End of period (including undistributed net
  investment income of $359,355 and
  $196,698, respectively)                     $159,243,669        $143,544,576
                                        --------------------------------------

See notes to financial statements.


70 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


NOTES TO FINANCIAL STATEMENTS
February 28, 2006 (unaudited)


NOTE A
Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") are registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the "Strategies"). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Strategies' Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 71


exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.), (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets, because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


72 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 73


are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

                                               Average Daily Net Assets
-------------------------------------------------------------------------------
                                           First          Next     In Excess of
Tax-Managed Strategy                   $2.5 Billion  $2.5 Billion   $5 Billion
-------------------------------------------------------------------------------
Wealth Appreciation                         .65%          .55%          .50%
Balanced Wealth                             .55%          .45%          .40%
Wealth Preservation                         .55%          .45%          .40%

Prior to September 7, 2004, the Strategies paid the Adviser an advisory fee at the annual rates as follows:

                                         Average Daily Net Assets
-------------------------------------------------------------------------------
                            First           Next          Next     In Excess of
Tax-Managed Strategy     $5 Billion    $2.5 Billion  $2.5 Billion   $10 Billion
-------------------------------------------------------------------------------
Wealth Appreciation         .95%            .90%          .85%          .80%
Balanced Wealth             .75%            .70%          .65%          .60%
Wealth Preservation         .75%            .70%          .65%          .60%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis as follows:

                                                                        Class
Tax-Managed Strategy       Class A         Class B       Class C       Advisor
-------------------------------------------------------------------------------
Wealth Appreciation         1.50%           2.20%         2.20%         1.20%
Balanced Wealth             1.20%           1.90%         1.90%          .90%
Wealth Preservation         1.20%           1.90%         1.90%          .90%


74 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


For the six months ended February 28, 2006, such reimbursement amounted to $0, $76,593 and $157,546, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $26,812, $98,819 and $47,577 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 28, 2006.

For the the six months ended February 28, 2006, the Strategies' expenses were reduced by $2,476, $3,672 and $1,898 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that is has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2006 as follows:

                       Front End
                           Sales
                         Charges           Contingent Deferred Sales Charges
-------------------------------------------------------------------------------
Tax-Managed Strategy     Class A         Class A       Class B       Class C
-------------------------------------------------------------------------------
Wealth Appreciation      $33,875          $   -0-      $22,296        $2,394
Balanced Wealth           60,891           7,354        45,955         7,437
Wealth Preservation       20,726              38        39,563         6,251

Brokerage commissions paid on investment transactions for the six months ended February 28, 2006 amounted to $91,227, $71,562 and $24,663 for the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, of which $772 and $220; $1,056 and $117; and $767 and $83 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 75


Accrued expenses include amounts owed to one of the Trustees under a deferred compensation plan of $17,267 and $17,016 for the Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 28, 2006.


NOTE C
Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the the six months ended February 28, 2006, were as follows:

Wealth Appreciation                          Purchases            Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)               $83,581,172         $21,864,511
U.S. government securities                           -0-                 -0-


76 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Balanced Wealth                              Purchases             Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)              $125,287,932         $83,606,332
U.S. government securities                           -0-                 -0-

Wealth Preservation                          Purchases             Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)               $57,643,380         $42,628,729
U.S. government securities                           -0-                 -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps, accrued foreign capital gains taxes and foreign currency transactions) are as follows:

                                  Gross             Gross
                             Unrealized        Unrealized      Net Unrealized
Tax-Managed Strategy       Appreciation      Depreciation        Appreciation
-------------------------------------------------------------------------------
Wealth Appreciation         $26,699,985       $(1,638,202)        $25,061,783
Balanced Wealth              29,540,645        (2,737,439)         26,803,206
Wealth Preservation          10,878,882        (1,401,079)          9,477,803

1. Forward Exchange Currency Contracts

The Strategies may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Strategies.

The Strategies' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategies having a value at least equal to the aggregate amount of the Strategies' commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Strategies have in that particular currency contract.

2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 77


market. The Strategies bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategies enter into a futures contract, each Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategies agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategies as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Strategies record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

3. Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategies, and/or the termination value at the end of the contract. Therefore, the Strategies consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Strategies accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


78 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


NOTE E
Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares for the Strategies. Transactions in shares of beneficial interest were as follows:


                                  Wealth Appreciation Strategy
 -------------------------------------------------------------------------------
                              Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     February 28, 2006 August 31,  February 28, 2006  August 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,809,432     2,553,234     $37,697,032     $30,135,636
Shares issued in
  reinvestment of
  dividends and
  distributions           61,618         2,483         834,313          29,755
Shares converted
  from Class B            10,504         1,762         139,820          20,715
Shares redeemed       (1,487,879)     (871,923)    (20,641,974)    (10,290,188)
Net increase           1,393,675     1,665,556     $18,029,191     $19,895,918

Class B
Shares sold              286,197       643,294     $ 3,801,010     $ 7,527,294
Shares issued in
  reinvestment of
  distributions           17,449            -0-        233,122              -0-
Shares converted
  to Class A             (10,654)       (1,776)       (139,820)        (20,715)
Shares redeemed          (97,817)     (282,243)     (1,285,454)     (3,363,796)
Net increase             195,175       359,275     $ 2,608,858     $ 4,142,783

Class C
Shares sold              935,718     1,024,296     $12,495,660     $12,019,424
Shares issued in
  reinvestment of
  distributions           17,643            -0-        235,712              -0-
Shares redeemed         (135,527)     (325,916)     (1,773,191)     (3,825,947)
Net increase             817,834       698,380     $10,958,181     $ 8,193,477

Advisor Class
Shares sold            2,773,028       176,170     $38,731,295     $ 2,119,285
Shares issued in
  reinvestment of
  dividends and
  distributions            3,303           199          44,912           2,389
Shares redeemed          (67,450)      (57,839)       (928,753)       (680,423)
Net increase           2,708,881       118,530     $37,847,454     $ 1,441,251


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 79


                                    Balanced Wealth Strategy
-------------------------------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     February 28, 2006 August 31,  February 28, 2006  August 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            3,763,458     5,763,487     $44,318,489     $64,247,897
Shares issued in
  reinvestment of
  dividends               80,328       123,502         938,790       1,367,384
Shares converted
  from Class B           111,825       227,643       1,312,028       2,533,410
Shares redeemed       (1,412,577)   (2,686,764)    (16,612,564)    (29,793,950)
Net increase           2,543,034     3,427,868     $29,956,743     $38,354,741

Class B
Shares sold              560,671     1,445,846     $ 6,618,857     $16,036,314
Shares issued in
  reinvestment of
  dividends               11,938        24,955         139,588         277,387
Shares converted
  to Class A            (111,985)     (227,946)     (1,312,028)     (2,533,410)
Shares redeemed         (452,452)     (933,142)     (5,325,576)    (10,379,113)
Net increase               8,172       309,713     $   120,841     $ 3,401,178

Class C
Shares sold            1,103,249     2,092,899     $13,074,159     $23,307,178
Shares issued in
  reinvestment of
  dividends                8,042        12,887          94,275         143,739
Shares redeemed         (390,258)     (682,705)     (4,609,080)     (7,613,515)
Net increase             721,033     1,423,081     $ 8,559,354     $15,837,402

Advisor Class
Shares sold              146,997       255,044     $ 1,731,718     $ 2,864,656
Shares issued in
  reinvestment of
  dividends                3,394         2,948          39,670          32,643
Shares redeemed          (15,389)      (30,078)       (183,886)       (332,759)
Net increase             135,002       227,914     $ 1,587,502     $ 2,564,540


80 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                  Wealth Preservation Strategy
-------------------------------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     February 28, 2006 August 31,  February 28, 2006  August 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,121,957     2,691,647     $24,014,720     $29,406,992
Shares issued in
  reinvestment of
  dividends               40,450        57,962         455,487         632,725
Shares converted
  from Class B            35,392        92,054         411,897       1,028,651
Shares redeemed         (942,577)   (1,809,424)    (10,680,552)    (19,749,851)
Net increase           1,255,222     1,032,239     $14,201,552     $11,318,517

Class B
Shares sold              161,716       765,722     $ 1,865,589     $ 8,509,488
Shares issued in
  reinvestment of
  dividends                8,888        11,995         102,174         134,230
Shares converted
  to Class A             (36,338)      (94,008)       (411,897)     (1,028,651)
Shares redeemed         (461,957)   (1,228,913)     (5,342,872)    (13,712,646)
Net decrease            (327,691)     (545,204)    $(3,787,006)    $(6,097,579)

Class C
Shares sold              415,140       855,218     $ 4,788,740     $ 9,554,155
Shares issued in
  reinvestment of
  dividends                4,902         5,552          56,469          62,205
Shares redeemed         (345,357)     (623,041)     (4,006,743)     (6,939,954)
Net increase              74,685       237,729     $   838,466     $ 2,676,406

Advisor Class
Shares sold               81,879       382,796     $   920,459     $ 4,208,116
Shares issued in
  reinvestment of
  dividends                3,413         1,870          38,464          20,508
Shares redeemed          (70,957)      (10,734)       (808,883)       (118,551)
Net increase              14,335       373,932     $   150,040     $ 4,110,073


NOTE F
Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies' investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies' investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract,


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 81


will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the the six months ended February 28, 2006.


NOTE H
Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal periods ended August 31, 2005 and August 31, 2004 were as follows:

                                              August 31,          August 31,
                                                 2005                2004
-------------------------------------------------------------------------------
Wealth Appreciation Strategy
Distributions paid from:
  Ordinary income                               $36,389             $18,968
Total taxable distributions                      36,389              18,968
Total distributions paid                        $36,389             $18,968


82 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              August 31,          August 31,
                                                 2005                2004
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Distributions paid from:
  Ordinary income                            $  696,030            $212,008
Total taxable distributions paid                696,030             212,008
Tax exempt distributions                      1,308,732             399,597
Total distributions paid                     $2,004,762            $611,605

Wealth Preservation Strategy
Distributions paid from:
  Ordinary income                              $224,474            $ 47,169
Total taxable distributions paid                224,474              47,169
Tax exempt distributions                        756,156             156,367
Total distributions paid                       $980,630            $203,536

As of August 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                       Wealth         Balanced          Wealth
                                 Appreciation           Wealth    Preservation
                                     Strategy         Strategy        Strategy
-------------------------------------------------------------------------------
Undistributed ordinary income(a)  $    74,732      $   457,987      $  245,097
Undistributed long term
  capital gains                       495,874               --              --
Accumulated capital and other
  gains/(losses)(b)                        --      (27,272,270)     (1,980,662)
Unrealized appreciation(c)         13,370,691       18,399,059       7,352,376
Total accumulated
  earnings/(deficit)(d)           $13,941,297      $(8,415,224)     $5,616,811

(a)  Includes tax exempt income of $0, $269,137 and $188,898, respectively.

(b) During the fiscal year ended August 31, 2005, the Wealth Appreciation Strategy utilized $2,309 of prior year capital loss carryforwards. The Balanced Wealth Strategy had a net capital loss carryforward of $27,272,270, of which $1,579,444 expires in the year 2009, $24,249,613 expires in the year 2010 and $1,443,213 expires in the year 2011. The Balanced Wealth Strategy utilized $3,596,302 of prior year capital loss carryforwards. The Wealth Preservation Strategy had a net capital loss carryforward of $1,980,662, all of which expires in the year 2010. The Wealth Preservation Strategy utilized $2,317,226 of prior capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy's next taxable year. For the year ended August 31, 2005, the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, deferred to September 1, 2005 post October currency losses of $11,806, $24,267 and $3,659, respectively.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income(loss) accrual and mark-to-market on passive foreign investment companies and futures contracts.

(d) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to post October currency loss deferrals and deferred compensation.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 83


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


84 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court acting against the Adviser either were voluntarily dismissed or removed to Federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to the federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 85


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition



86 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Sourthern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that assets claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and



ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 87


dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


88 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                     Wealth Appreciation Strategy
                                         ------------------------------------------------
                                                                 Class A
                                         ------------------------------------------------
                                               Six Months
                                                    Ended           Year     September 2,
                                             February 28,          Ended       2003(a) to
                                                     2006      August 31,      August 31,
                                              (unaudited)           2005            2004
                                         ------------------------------------------------
Net asset value, beginning of period            $12.66          $10.77          $10.00

Income From Investment Operations
Net investment income (loss)(b)                    .00(d)          .04(c)          .01(c)(e)
Net realized and unrealized
  gain on investment and foreign
currency transactions                             1.38            1.86             .77
Net increase in net asset
  value from operations                           1.38            1.90             .78

Less: Dividends and Distributions
Dividends from net investment income              (.01)           (.01)           (.01)
Distributions from net realized
  gain on investment
  transactions                                    (.15)             -0-             -0-
Total dividends and distributions                 (.16)           (.01)           (.01)
Net asset value, end of period                  $13.88          $12.66          $10.77

Total Return
Total investment return based
  on net asset value(f)                          10.91%          17.65%           7.75%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)      $80,388         $55,691         $29,431
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements         1.46%(g)(h)     1.50%           1.55%(g)
  Expenses, before waivers/reimbursements         1.46%(g)(h)     1.63%           2.28%(g)
  Net investment income (loss)                    (.03)%(g)(h)     .34%(c)         .10%(c)(e)(g)
Portfolio turnover rate                             19%             51%             21%

See footnote summary on page 101.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 89


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Wealth Appreciation Strategy
                                         ------------------------------------------------
                                                               Class B
                                         ------------------------------------------------
                                             Six Months
                                                  Ended            Year     September 2,
                                            February 28,          Ended       2003(a) to
                                                   2006       August 31,      August 31,
                                            (unaudited)            2005            2004
                                         ------------------------------------------------
Net asset value, beginning of period             $12.51          $10.71          $10.00

Income From Investment Operations
Net investment loss(b)                             (.05)           (.04)(c)        (.06)(c)(e)
Net realized and unrealized
  gain on investment and foreign
  currency transactions                            1.36            1.84             .77
Net increase in net asset
  value from operations                            1.31            1.80             .71

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                                     (.15)             -0-             -0-
Total distributions                                (.15)             -0-             -0-
Net asset value, end of period                   $13.67          $12.51           10.71

Total Return
Total investment return based
  on net asset value(f)                           10.46%          16.81%           7.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $26,074         $21,413         $14,481
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          2.19%(g)(h)     2.20%           2.25%(g)
  Expenses, before waivers/reimbursements          2.19%(g)(h)     2.33%           2.95%(g)
  Net investment loss                              (.76)%(g)(h)    (.37)%(c)       (.57)%(c)(e)(g)
Portfolio turnover rate                              19%             51%             21%

See footnote summary on page 101.


90 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Wealth Appreciation Strategy
                                         ------------------------------------------------
                                                                Class C
                                         ------------------------------------------------
                                             Six Months
                                                  Ended            Year     September 2,
                                            February 28,          Ended       2003(a) to
                                                   2006       August 31,      August 31,
                                            (unaudited)            2005            2004
                                         ------------------------------------------------
Net asset value, beginning of period             $12.52          $10.71          $10.00

Income From Investment Operations
Net investment loss(b)                             (.05)           (.04)(c)        (.06)(c)(e)
Net realized and unrealized
  gain on investment and foreign
  currency transactions                            1.36            1.85             .77
Net increase in net asset
  value from operations                            1.31            1.81             .71

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                                     (.15)             -0-             -0-
Total distributions                                (.15)             -0-             -0-
Net asset value, end of period                   $13.68          $12.52          $10.71

Total Return
Total investment return based
  on net asset value(f)                           10.45%          16.90%           7.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $39,337         $25,751         $14,558
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          2.17%(g)(h)     2.20%           2.25%(g)
  Expenses, before waivers/reimbursements          2.17%(g)(h)     2.33%           2.98%(g)
  Net investment loss                              (.74)%(g)(h)    (.36)%(c)       (.59)%(c)(e)(g)
Portfolio turnover rate                              19%             51%             21%

See footnote summary on page 101.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 91



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Wealth Appreciation Strategy
                                         ------------------------------------------------
                                                            Advisor Class
                                         ------------------------------------------------
                                             Six Months
                                                  Ended            Year     September 2,
                                            February 28,          Ended       2003(a) to
                                                   2006       August 31,      August 31,
                                            (unaudited)            2005            2004
                                         ------------------------------------------------
Net asset value, beginning of period             $12.72          $10.80          $10.00

Income From Investment Operations
Net investment income(b)                            .02             .08(c)          .01(c)(e)
Net realized and unrealized
  gain on investment and foreign
  currency transactions                            1.39            1.87             .80
Net increase in net asset
  value from operations                            1.41            1.95             .81

Less: Dividends and Distributions
Dividends from net investment income               (.03)           (.03)           (.01)
Distributions from net realized
  gain on investment
  transactions                                     (.15)             -0-             -0-
Total dividends and distributions                  (.18)             -0-             -0-
Net asset value, end of period                   $13.95          $12.72          $10.80

Total Return
Total investment return based
  on net asset value(f)                           11.11%          18.02%           8.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $41,719          $3,594          $1,771
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          1.18%(g)(h)     1.20%           1.36%(g)
  Expenses, before waivers/reimbursements          1.18%(g)(h)     1.34%           2.65%(g)
  Net investment income                             .43%(g)(h)      .64%(c)         .13%(c)(e)(g)
Portfolio turnover rate                              19%             51%             21%

See footnote summary on page 101.


92 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                Balanced Wealth Strategy
                       ------------------------------------------------------------------------------------------------------------
                                                                                  Class A
                       ------------------------------------------------------------------------------------------------------------
                         Six Months
                              Ended                  Year Ended                      May 1,
                       February 28,                   August 31,                    2003 to              Year Ended April 30,
                               2006          --------------------------          August 31,      ----------------------------------
                        (unaudited)              2005            2004               2003(i)         2003      2002(j)      2001
                       ------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                     $11.49            $10.61          $10.04              $9.41          $10.30       $11.70       $14.80

Income From
  Investment
  Operations
Net investment
  income(b)                     .08(c)            .15(c)          .10(c)(e)          .00(d)          .05          .06          .26
Net realized and
  unrealized
  gain (loss) on
  investment
  and foreign
  currency
  transactions                  .54               .87             .54                .63            (.82)       (1.46)       (1.33)
Net increase
  (decrease) in
  net asset value
  from operations               .62              1.02             .64                .63            (.77)       (1.40)       (1.07)

Less: Dividends and
  Distributions
Dividends from net
  investment income.           (.07)             (.14)           (.07)                -0-           (.12)          -0-        (.33)
Distributions from
  net realized gain
  on investment
  transactions                   -0-               -0-             -0-                -0-             -0-          -0-       (1.70)
Total dividends and
  distributions                (.07)             (.14)           (.07)                -0-           (.12)          -0-       (2.03)
Net asset value,
  end of period              $12.04            $11.49          $10.61             $10.04           $9.41       $10.30       $11.70

Total Return
Total investment
  return based
  on net asset
  value(f)                     5.45%             9.65%           6.36%              6.70%          (7.45)%     (11.97)%      (7.94)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)          $182,499          $144,983         $97,552            $46,013         $43,743      $52,602      $53,031
Ratio to average
  net assets of:
  Expenses, net of
    waivers/
    reimbursements             1.20%(g)(h)       1.20%           1.31%              1.97%(g)        1.82%        1.58%        1.50%
  Expenses, before
    waivers/
    reimbursements             1.25%(g)(h)       1.29%           1.80%              1.97%(g)        1.82%        1.58%        1.50%
  Net investment
    income                     1.32%(c)(g)(h)    1.35%(c)         .91%(c)(e)         .10%(g)         .57%         .59%        1.97%
Portfolio turnover rate          31%               51%            129%                20%             78%         116%         114%

See footnote summary on page 101.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 93


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                         Balanced Wealth Strategy
                       ------------------------------------------------------------------------------------------------------------
                                                                                 Class B
                       ------------------------------------------------------------------------------------------------------------
                         Six Months
                              Ended                  Year Ended                     May 1,
                        February 28,                  August 31,                   2003 to              Year Ended April 30,
                               2006            -----------------------          August 31,      -----------------------------------
                        (unaudited)              2005            2004              2003(i)         2003         2002(j)      2001
                       ------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                     $11.50            $10.62          $10.08              $9.47          $10.34       $11.83       $14.94

Income From
  Investment
Operations
Net investment
  income (loss)(b)              .03(c)            .07(c)          .02(c)(e)         (.02)           (.01)        (.02)         .17
Net realized and
  unrealized
  gain (loss) on
  investment
  and foreign
  currency
  transactions                  .55               .87             .53                .63            (.83)       (1.47)       (1.35)
Net increase
  (decrease)
  in net asset
  value from
  operations                    .58               .94             .55                .61            (.84)       (1.49)       (1.18)

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.03)             (.06)           (.01)                -0-           (.03)          -0-        (.23)
Distributions from
  net realized
  gain on
  investment
  transactions                   -0-               -0-             -0-                -0-             -0-          -0-       (1.70)
Total dividends and
  distributions                (.03)             (.06)           (.01)                -0-           (.03)          -0-       (1.93)
Net asset value,
  end of period              $12.05            $11.50          $10.62             $10.08           $9.47       $10.34       $11.83

Total Return
Total investment
  return based
  on net asset value(f)        5.06%             8.89%           5.50%              6.44%          (8.12)%     (12.60)%      (8.65)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)           $60,693           $57,826         $50,135            $32,081         $31,781      $49,484      $73,446
Ratio to average
  net assets of:
  Expenses, net
    of waivers/
    reimbursements             1.90%(g)(h)       1.90%           2.03%              2.72%(g)        2.57%        2.32%        2.23%
  Expenses, before
    waivers/
    reimbursements             1.97%(g)(h)       2.02%           2.53%              2.72%(g)        2.57%        2.32%        2.23%
  Net investment
    income (loss)               .61%(c)(g)(h)     .64%(c)         .18%(c)(e)        (.66)%(g)       (.13)%       (.18)%       1.24%
Portfolio turnover rate          31%               51%            129%                20%             78%         116%         114%

See footnote summary on page 101.


94 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                          Balanced Wealth Strategy
                       ------------------------------------------------------------------------------------------------------------
                                                                                 Class C
                       ------------------------------------------------------------------------------------------------------------
                         Six Months
                              Ended                  Year Ended                  May 1,
                        February 28,                 August 31,                 2003 to                Year Ended April 30,
                               2006         ---------------------------       August 31,       ---------------------------------
                        (unaudited)              2005            2004            2003(i)         2003        2002(j)      2001
                       ------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                     $11.52            $10.64          $10.09              $9.48          $10.35       $11.85       $14.95

Income From
  Investment
  Operations
Net investment
  income (loss)(b)              .04(c)            .07(c)          .03(c)(e)         (.02)           (.01)        (.02)         .17
Net realized and
  unrealized gain
  (loss) on investment
  and foreign currency
  transactions.                 .54               .87             .53                .63            (.83)       (1.48)       (1.34)
Net increase
  (decrease)
  in net asset
  value from
  operations                    .58               .94             .56                .61            (.84)       (1.50)       (1.17)

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.03)             (.06)           (.01)                -0-           (.03)          -0-        (.23)
Distributions from net
  realized gain
  on investment
  transactions                   -0-               -0-             -0-                -0-             -0-          -0-       (1.70)
Total dividends and
  distributions                (.03)             (.06)           (.01)                -0-           (.03)          -0-       (1.93)
Net asset value,
  end of period              $12.07            $11.52          $10.64             $10.09           $9.48       $10.35       $11.85

Total Return
Total investment
  return based
  on net asset value(f)        5.05%             8.87%           5.59%              6.43%          (8.11)%     (12.66)%      (8.57)%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)           $56,237           $45,364         $26,766             $5,920          $6,011       $9,134      $12,550
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements             1.90%(g)(h)       1.90%           1.99%              2.69%(g)        2.54%        2.30%        2.21%
  Expenses, before waivers/
    reimbursements             1.95%(g)(h)       2.00%           2.52%              2.69%(g)        2.54%        2.30%        2.21%
  Net investment
    income (loss)               .62%(c)(g)(h)     .65%(c)         .26%(c)(e)        (.63)%(g)       (.09)%       (.15)%       1.24%
Portfolio turnover rate          31%               51%            129%                20%             78%         116%         114%

See footnote summary on page 101.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 95


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Balanced Wealth Strategy
                                         ------------------------------------------------
                                                            Advisor Class
                                         ------------------------------------------------
                                             Six Months
                                                  Ended            Year    September 2,
                                            February 28,          Ended      2003(k) to
                                                   2006      August 31,      August 31,
                                            (unaudited)            2005            2004
                                         ------------------------------------------------
Net asset value, beginning of period             $11.50          $10.62          $10.13

Income From Investment Operations
Net investment income(b)(c)                         .09             .18             .12(e)
Net realized and unrealized
  gain on investment and
  foreign currency transactions                     .55             .87             .46
Net increase in net asset
  value from operations                             .64            1.05             .58

Less: Dividends
Dividends from net investment income               (.09)           (.17)           (.09)
Net asset value, end of period                   $12.05          $11.50          $10.62

Total Return
Total investment return based
  on net asset value(f)                            5.60%           9.95%           5.73%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $6,628          $4,774          $1,988
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .90%(g)(h)      .90%           1.00%(g)
  Expenses, before waivers/reimbursements           .95%(g)(h)     1.00%           1.48%(g)
  Net investment income(c)                         1.62%(g)(h)     1.66%           1.24%(e)(g)
Portfolio turnover rate                              31%             51%            129%

See footnote summary on page 101.


96 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                      Wealth Preservation Strategy
                       ------------------------------------------------------------------------------------------------------------
                                                                                Class A
                       ------------------------------------------------------------------------------------------------------------
                         Six Months
                              Ended                   Year Ended                 May 1,
                        February 28,                  August 31,                2003 to               Year Ended April 30,
                               2006            ------------------------       August 31,       ----------------------------------
                        (unaudited)              2005            2004            2003(i)         2003       2002(j)        2001
                       ------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                     $11.16            $10.65          $10.28             $10.11          $10.07       $10.65       $11.33

Income From
  Investment
  Operations
Net investment income(b)(c)     .09               .13             .07(e)             .05             .23          .25          .41
Net realized and
  unrealized gain
  (loss) on investment
  and foreign currency
  transactions                  .31               .50             .34                .19             .10         (.55)        (.20)
Net increase (decrease)
  in net asset value
  from operations               .40               .63             .41                .24             .33         (.30)         .21

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.08)             (.12)           (.04)              (.07)           (.29)        (.28)        (.43)
Distributions from net
  realized gain on
  investment transactions        -0-               -0-             -0-                -0-             -0-          -0-        (.46)
Total dividends and
  distributions                (.08)             (.12)           (.04)              (.07)           (.29)        (.28)        (.89)
Net asset value,
  end of period              $11.48            $11.16          $10.65             $10.28          $10.11       $10.07       $10.65

Total Return
Total investment
  return based
  on net asset value(f)        3.56%             5.95%           3.94%              2.36%           3.37%       (2.80)%       1.76%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)           $86,541           $70,145         $55,937            $36,857         $36,133      $31,857      $24,191
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.20%(g)(h)       1.20%           1.33%              1.55%(g)        1.40%        1.40%        1.40%
  Expenses,
    before waivers/
    reimbursements             1.40%(g)(h)       1.37%           1.79%              1.82%(g)        1.69%        1.70%        1.67%
  Net investment
    income(c)                  1.56%(g)(h)       1.23%            .68%(e)           1.57%(g)        2.36%        2.46%        3.72%
Portfolio turnover rate          29%               63%            173%                37%             94%          72%          65%

See footnote summary on page 101.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 97


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                      Wealth Preservation Strategy
                       ------------------------------------------------------------------------------------------------------------
                                                                                Class B
                       ------------------------------------------------------------------------------------------------------------
                         Six Months
                              Ended                   Year Ended                  May 1,
                        February 28,                   August 31,                2003 to               Year Ended April 30,
                               2006            ------------------------       August 31,       ----------------------------------
                        (unaudited)              2005            2004            2003(i)         2003         2002(j)      2001
                       ------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                     $11.40            $10.87          $10.54             $10.37          $10.31       $10.90       $11.57

Income From
  Investment
  Operations
Net investment
  income (loss)(b)(c)           .05               .06            (.01)(e)            .03             .17          .18          .34
Net realized and
  unrealized gain
  (loss) on investment
  and foreign currency
  transactions                  .30               .51             .35                .19             .10         (.57)        (.19)
Net increase
  (decrease) in
  net asset value from
  operations                    .35               .57             .34                .22             .27         (.39)         .15

Less: Dividends and
  Distributions
Dividends from
  net investment
  income                       (.03)             (.04)           (.01)              (.05)           (.21)        (.20)        (.36)
Distributions from net
  realized gain
  on investment
  transactions                   -0-               -0-             -0-                -0-             -0-          -0-        (.46)
Total dividends and
  distributions                (.03)             (.04)           (.01)              (.05)           (.21)        (.20)        (.82)
Net asset value,
  end of period              $11.72            $11.40          $10.87             $10.54          $10.37       $10.31       $10.90

Total Return
Total investment
  return based
  on net asset value(f)        3.11%             5.25%           3.22%              2.12%           2.70%       (3.54)%       1.12%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)           $40,218           $42,831         $46,781            $48,199         $47,156      $41,984      $40,155
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.90%(g)(h)       1.90%           2.05%              2.25%(g)        2.10%        2.10%        2.10%
  Expenses,
    before waivers/
    reimbursements             2.12%(g)(h)       2.10%           2.52%              2.55%(g)        2.42%        2.38%        2.40%
  Net investment
    income (loss)(c)            .84%(g)(h)        .51%           (.06)%(e)           .87%(g)        1.65%        1.74%        3.02%
Portfolio turnover rate          29%               63%            173%                37%             94%          72%          65%

See footnote summary on page 101.


98 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Financial Highlights

                                                                       Wealth Preservation Strategy
                       ------------------------------------------------------------------------------------------------------------
                                                                                  Class C
                       ------------------------------------------------------------------------------------------------------------
                         Six Months
                              Ended                  Year Ended                    May 1,
                        February 28,                  August 31,                  2003 to              Year Ended April 30,
                               2006         ----------------------------       August 31,       ----------------------------------
                        (unaudited)              2005            2004             2003(i)         2003         2002(j)      2001
                       ------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                     $11.41            $10.88          $10.55             $10.38          $10.32       $10.91       $11.58

Income From
  Investment
  Operations
Net investment income(b)(c)     .05               .06             .00(d)(e)          .03             .17          .19          .34
Net realized and
  unrealized
  gain (loss)
  on investment
  and foreign
  currency
  transactions                  .31               .51             .34                .19             .10         (.58)        (.19)
Net increase
  (decrease) in
  net asset value
  from operations               .36               .57             .34                .22             .27         (.39)         .15

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.03)             (.04)           (.01)              (.05)           (.21)        (.20)        (.36)
Distributions from
  net realized gain
  on investment
  transactions                   -0-               -0-             -0-                -0-             -0-          -0-        (.46)
Total dividends and
  distributions                (.03)             (.04)           (.01)              (.05)           (.21)        (.20)        (.82)
Net asset value,
  end of period              $11.74            $11.41          $10.88             $10.55          $10.38       $10.32       $10.91

Total Return
Total investment
  return based
  on net asset value(f)        3.20%             5.25%           3.21%              2.12%           2.70%       (3.54)%       1.12%

Ratios/Supplemental
  Data
Net assets,
  end of period
  (000's omitted)           $27,699           $26,075         $22,284             $9,091          $8,398       $7,466       $8,021
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.90%(g)(h)       1.90%           2.01%              2.25%(g)        2.10%        2.10%        2.10%
  Expenses,
    before waivers/
    reimbursements             2.11%(g)(h)       2.08%           2.50%              2.54%(g)        2.41%        2.39%        2.39%
  Net investment
    income (loss)(c)            .85%(g)(h)        .53%           (.01)%(e)           .87%(g)        1.64%        1.74%        3.00%
Portfolio turnover rate          29%               63%            173%                37%             94%          72%          65%



See footnote summary on page 101.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 99



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                   Wealth Preservation Strategy
                                         ------------------------------------------------
                                                            Advisor Class
                                         ------------------------------------------------
                                             Six Months
                                                  Ended            Year    September 2,
                                           February 28,           Ended      2003(k) to
                                                   2006      August 31,      August 31,
                                            (unaudited)            2005            2004
                                         ------------------------------------------------
Net asset value, beginning of period             $11.19          $10.67          $10.29

Income From Investment Operations
Net investment income(b)(c)                         .10             .18             .09(e)
Net realized and unrealized
  gain on investment and foreign
  currency transactions                             .30             .49             .34
Net increase in net asset
  value from operations                             .40             .67             .43

Less: Dividends
Dividends from net investment income               (.09)           (.15)           (.05)
Net asset value, end of period                   $11.50          $11.19           10.67

Total Return
Total investment return based
  on net asset value(f)                            3.61%           6.33%           4.14%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $4,786          $4,494            $297
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           .90%(g)(h)      .90%            .99%(g)
  Expenses, before waivers/reimbursements          1.10%(g)(h)     1.10%           1.48%(g)
  Net investment income(c)                         1.85%(g)(h)     1.67%            .98%(e)(g)
Portfolio turnover rate                              29%             63%            173%

See footnote summary on page 101.


100 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d)  Amount is less than $.005.

(e)  Net of expense waived and reimbursed by the Transfer Agent.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(i)  The strategy changed its fiscal year end from April 30 to August 31.

(j) As required, effective May 1, 2001, the Balanced Wealth Strategy and Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002 for the Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class
C. The effect of this change for the year ended April 30, 2002 for the Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(k)  Commencement of distribution.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 101


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Trustees of the Fund, each such Trustee to hold office until his or her successor is duly elected and qualified.

                                                                  Withheld
                                              Voted For           Authority
-----------------------------------------------------------------------------
      Ruth Block                            143,700,322           3,267,191
      David H. Dievler                      143,749,856           3,217,657
      John H. Dobkin                        143,808,620           3,158,893
      Michael J. Downey                     143,754,345           3,213,167
      William H. Foulk, Jr.                 143,715,894           3,251,619
      D. James Guzy                         143,456,329           3,511,184
      Marc O. Mayer                         143,789,990           3,177,523
      Marshall C. Turner, Jr.               143,765,404           3,202,109

3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                               Voted                     Broker
                              Voted For      Against    Abstained     Non-Votes
-------------------------------------------------------------------------------
3.A.  Diversification         3,263,482       73,685       40,426     1,425,422

3.B.  Issuing Senior          3,271,737       73,963       31,894     1,425,422
      Securities and
      Borrowing Money

3.D.  Concentration of        3,298,400       71,090        8,103     1,425,422
      Investments

3.E.  Real Estate and         3,298,221       67,840       11,534     1,425,422
      Companies That
      Deal In
      Real Estate

3.F.  Commodity               3,282,990       82,278       12,326     1,425,422
      Contracts
      and Futures
      Contracts

3.G.  Loans                   3,255,020      105,378       17,196     1,425,422

3.I.  Exercising Control      3,287,453       71,804       18,337     1,425,422

3.N.  Pledging,               3,295,342       74,284        7,968     1,425,422
      Hypothecating,
      Mortgaging or
      Otherwise
      Encumbering
      Assets


102 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

Results of Shareholder Meeting

A Special Meeting of the Stockholders of the AllianceBernstein Tax-Managed Balanced Wealth Strategy (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Trustees of the Fund, each such Trustee to hold office until his or her successor is duly elected and qualified.

                                                                   Withheld
                                              Voted For           Authority
------------------------------------------------------------------------------
      Ruth Block                            143,700,322           3,267,191
      David H. Dievler                      143,749,856           3,217,657
      John H. Dobkin                        143,808,620           3,158,893
      Michael J. Downey                     143,754,345           3,213,167
      William H. Foulk, Jr.                 143,715,894           3,251,619
      D. James Guzy                         143,456,329           3,511,184
      Marc O. Mayer                         143,789,990           3,177,523
      Marshall C. Turner, Jr.               143,765,404           3,202,109

3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                               Voted                     Broker
                              Voted For      Against    Abstained     Non-Votes
-------------------------------------------------------------------------------
3.A.  Diversification         8,823,219      208,879      270,448     1,844,666

3.B.  Issuing Senior          8,816,192      229,174      257,181     1,844,666
      Securities
      and Borrowing
      Money

3.C.  Underwriting            8,830,449      216,197      255,900     1,844,666
      Securities

3.D.  Concentration of        8,825,111      217,727      259,708     1,844,666
      Investments

3.E.  Real Estate and         8,823,211      208,171      271,165     1,844,666
      Companies That
      Deal In
      Real Estate

3.F.  Commodity               8,837,854      210,484      254,208     1,844,666
      Contracts
      and Futures
      Contracts

3.G.  Loans                   8,802,246      229,020      271,280     1,844,666


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 103


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Tax-Managed Wealth Preservation Strategy (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Trustees of the Fund, each such Trustee to hold office until his or her successor is duly elected and qualified.

                                                                   Withheld
                                              Voted For           Authority
-----------------------------------------------------------------------------
      Ruth Block                            143,700,322           3,267,191
      David H. Dievler                      143,749,856           3,217,657
      John H. Dobkin                        143,808,620           3,158,893
      Michael J. Downey                     143,754,345           3,213,167
      William H. Foulk, Jr.                 143,715,894           3,251,619
      D. James Guzy                         143,456,329           3,511,184
      Marc O. Mayer                         143,789,990           3,177,523
      Marshall C. Turner, Jr.               143,765,404           3,202,109

3. To amend, eliminate, or reclassify as non-fundamental, the fundamental investment restrictions regarding:

                                               Voted                     Broker
                              Voted For      Against    Abstained     Non-Votes
-------------------------------------------------------------------------------
3.A.  Diversification         5,590,434       96,038       57,679     1,754,357

3.B.  Issuing Senior          5,579,528       96,957       67,666     1,754,357
      Securities
      and Borrowing
      Money

3.C.  Underwriting            5,582,475      100,666       61,009     1,754,357
      Securities

3.D.  Concentration of        5,586,891       99,581       57,679     1,754,357
      Investments

3.E.  Real Estate and         5,580,057      104,511       59,582     1,754,357
      Companies That
      Deal In
      Real Estate

3.F.  Commodity               5,594,917       89,428       59,806     1,754,357
      Contracts
      and Futures
      Contracts

3.G.  Loans                   5,591,834       90,252       62,065     1,754,357


104 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr. (1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Stephen Beinhacker, Vice President
Michael P. Curcio, Vice President
Henry S. D'Auria, Vice President
Robert B. Davidson III, Vice President
Andrew Demakis(2), Vice President
Sharon E. Fay, Vice President
Marilyn Fedak, Vice President
Thomas J. Fontaine(2), Vice President
David P. (Dutch) Handke, Jr., VicePresident
Joshua Lisser(2), Vice President
John Mahedy, Vice President
Giulio A. Martini, Vice President
Christopher Marx, Vice President
Seth J. Masters(2), Vice President
Melanie A. May, Vice President
Christopher Nikolich(2), Vice President
Jimmy K. Pang, Vice President
John D. Phillips, Vice President
James G. Reilly, Vice President
Paul Rissman, Vice President
Kevin F. Simms, Vice President
Christopher M. Toub, Vice President
P. Scott Wallace, Vice President
Emilie D. Wrapp, Clerk
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller and Chief Accounting Officer

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team. Messrs. Demakis, Fontaine, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy's portfolio.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 105


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio
--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia
--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II
--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


106 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy of the AllianceBernstein Portfolios (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from providing such services.

     5.   Possible economies of scale as the Funds grow larger.

     6. Nature and quality of the Adviser's services, including the performance of the Funds.

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 107


FUND ADVISORY FEES, EXPENSE CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                Advisory Fee Based on %
Fund                                          of Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Wealth                 First $2.5 billion                .65%
  Appreciation Strategy                  Next $2.5 billion                 .55%
                                         Excess over $5 billion            .50%

AllianceBernstein Balanced               First $2.5 billion                .55%
  Wealth Strategy                        Next $2.5 billion                 .45%
                                         Excess over $5 billion            .40%

AllianceBernstein Wealth                 First $2.5 billion                .55%
  Preservation Strategy                  Next $2.5 billion                 .45%
                                         Excess over $5 billion            .40%

AllianceBernstein Tax-Managed            First $2.5 billion                .65%
  Wealth Appreciation Strategy           Next $2.5 billion                 .55%
                                         Excess over $5 billion            .50%

AllianceBernstein Tax-Managed            First $2.5 billion                .55%
  Balanced Wealth Strategy               Next $2.5 billion                 .45%
                                         Excess over $5 billion            .40%

AllianceBernstein Tax-Managed            First $2.5 billion                .55%
  Wealth Preservation Strategy           Next $2.5 billion                 .45%
                                         Excess over $5 billion            .40%

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Funds for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of each Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, Wealth Appreciation Strategy, Balance


108 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Wealth Strategy and Wealth Preservation Strategy are operating below their expense caps. Pro-forma expense ratio information for each Fund is also set forth below.

                                      Expense Cap
                                      pursuant to
                                          Expense     Pro-Forma
                                       Limitation       Expense      Fiscal
Fund                                  Undertaking        Ratio*      Year End
-------------------------------------------------------------------------------
AllianceBernstein Wealth             Advisor-1.20%         0.96%     August 31,
  Appreciation Strategy              Class A-1.50%         1.25%     2004
                                     Class B-2.20%         1.97%
                                     Class C-2.20%         1.95%
                                     Class R-1.70%         1.48%

AllianceBernstein Balanced           Advisor-0.90%         0.77%     August 31,

  Wealth Strategy                    Class A-1.20%         1.06%     2004
                                     Class B-1.90%         1.78%
                                     Class C-1.90%         1.77%
                                     Class R-1.40%         1.26%

AllianceBernstein Wealth             Advisor-0.90%         0.88%     August 31,

  Preservation Strategy              Class A-1.20%         1.17%     2004
                                     Class B-1.90%         1.89%
                                     Class C-1.90%         1.88%
                                     Class R-1.40%         1.38%

AllianceBernstein Tax-Managed        Advisor-1.20%         1.22%     August 31,

  Wealth Appreciation Strategy       Class A-1.50%         1.52%     2004
                                     Class B-2.20%         2.24%
                                     Class C-2.20%         2.23%

AllianceBernstein Tax-Managed        Advisor-0.90%         1.01%     August 31,

  Balanced Wealth Strategy           Class A-1.20%         1.31%     2004
                                     Class B-1.90%         2.04%
                                     Class C-1.90%         2.02%

AllianceBernstein Tax-Managed        Advisor-0.90%         1.03%     August 31,

  Wealth Preservation Strategy       Class A-1.20%         1.35%     2004
                                     Class B-1.90%         2.08%
                                     Class C-1.90%         2.06%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing

* This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 109


office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset classes as the Funds. However, with respect to each Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser sub-advises the offshore Global Wealth Strategies which are charged "all-in" fees that include investment advisory and distribution related fees. None of these off-shore funds have breakpoints in the advisory fee schedule. The following is the "all-in" fee schedule for the Class A shares of these
Funds:

Fund                                                     Fee
---------------------------------------------------------------
Global Equity Blend                                     1.70%
Global Balanced                                         1.50%
Global Conservative                                     1.25%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the


110 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                       Lipper Group
Fund                                        Fee            Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Wealth
  Appreciation Strategy                    .650            .769         2/7

AllianceBernstein Balanced
  Wealth Strategy                          .550            .725        1/14

AllianceBernstein Wealth
  Preservation Strategy                    .550            .669         1/7

AllianceBernstein Tax-Managed
  Wealth Appreciation Strategy             .650            .769         2/7

AllianceBernstein Tax-Managed
  Balanced Wealth Strategy                 .550            .767        1/12

AllianceBernstein Tax-Managed
  Wealth Preservation Strategy             .550            .669         1/7

Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                          Lipper     Lipper     Lipper   Lipper
                             Expense     Universe   Universe    Group    Group
Fund                          Ratio       Median      Rank       Rank    Median
-------------------------------------------------------------------------------
AllianceBernstein Wealth
  Appreciation Strategy       1.500        1.639       9/27      4/7     1.525
AllianceBernstein Balanced
  Wealth Strategy             1.200        1.249      30/80     5/14     1.311
AllianceBernstein Wealth
  Preservation Strategy       1.200        1.200      11/19      3/7     1.248
AllianceBernstein
  Tax-Managed Wealth
  Appreciation Strategy       1.500        1.639       9/27      4/7     1.525
AllianceBernstein
  Tax-Managed Balanced
  Wealth Strategy             1.200        1.247      30/80     2/12     1.310
AllianceBernstein
  Tax-Managed Wealth
  Preservation Strategy       1.200        1.200      11/19      3/7     1.248

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

**   Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 111


Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
For Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy, the Adviser's profitability decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004. For Wealth Appreciation Strategy, Balanced Wealth Strategy, Wealth Preservation Strategy and Tax-Managed Wealth Appreciation Strategy, it appears that the Adviser's profit margin increased in 2004, as a result of the increase in advisory fees due to a full year of operation.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


112 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                            Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy                         $137,447
AllianceBernstein Balanced Wealth Strategy                             $273,845
AllianceBernstein Wealth Preservation Strategy                          $80,119
AllianceBernstein Tax-Managed Wealth Appreciation Strategy              $38,125
AllianceBernstein Tax-Managed Balanced Wealth Strategy                  $98,586
AllianceBernstein Tax-Managed Wealth Preservation Strategy              $39,024

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                 12b-1 Fee
Fund                                             Received*        CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy   $746,186               $53,336
AllianceBernstein Balanced Wealth Strategy       $1,269,137            $119,394
AllianceBernstein Wealth Preservation Strategy   $443,659               $51,616
AllianceBernstein Tax-Managed Wealth
    Appreciation Strategy                        $200,031               $13,573
AllianceBernstein Tax-Managed Balanced
    Wealth Strategy                              $803,732               $71,217
AllianceBernstein Tax-Managed Wealth
    Preservation Strategy                        $743,512              $120,868

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

* 12b-1 amounts are gross amounts paid to ABIRM.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 113


AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                                AGIS Fee
------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy                      $115,000
AllianceBernstein Balanced Wealth Strategy                          $151,000
AllianceBernstein Wealth Preservation Strategy                       $66,000
AllianceBernstein Tax-Managed Wealth Appreciation Strategy           $20,000
AllianceBernstein Tax-Managed Balanced Wealth Strategy              $225,000
AllianceBernstein Tax-Managed Wealth Preservation Strategy          $143,000

The Funds effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Funds' recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Funds is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.
An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively


114 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                                 Performance Year
                                     Rank in Performance Universe for Periods
                                              Ended March 31, 2005
Fund                                   1           3           5          10
-------------------------------------------------------------------------------
AllianceBernstein Wealth
   Appreciation Strategy             12/16        N/A         N/A         N/A
                                   (1 Year)
                                     11/14
                                 (Inception)
AllianceBernstein Balanced
   Wealth Strategy                   48/129       N/A         N/A         N/A
                                   (1 Year)
                                     50/112
                                  (Inception)
AllianceBernstein Wealth
   Preservation Strategy             30/46        N/A         N/A         N/A
                                   (1 Year)
                                     27/36
                                  (Inception)
AllianceBernstein Tax-Managed
   Wealth Appreciation Strategy      11/16        N/A         N/A         N/A
                                   (1 Year)
                                     12/14
                                 (Inception)
AllianceBernstein Tax-Managed
   Balanced Wealth Strategy          86/130      77/97       76/85       40/50

AllianceBernstein Tax-Managed
   Wealth Preservation Strategy      38/46       22/28        20/23       7/10

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 115


NOTES


116 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


ALLIANCEBERNSTEIN TAX-MANAGED WEALTHSTRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


TMW-0152-0206


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------
12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  The AllianceBernstein Portfolios

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: April 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: April 27, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: April 27, 2006